Exhibit 10.1

Execution Version

CONTRIBUTION AGREEMENT

This Contribution Agreement (“Agreement”), dated as of November 10, 2011, is by and between BITSTREAM INC., a Delaware corporation (“Transferor”), and MARLBOROUGH SOFTWARE DEVELOPMENT HOLDINGS INC., a Delaware corporation (“Transferee”).

WHEREAS, Transferor and Transferee desire to enter into this Agreement pursuant to which Transferor will convey to Transferee (A) all of the assets and liabilities related to Transferor’s (i) mobile web browsing technologies business (the “Bolt Business”) and (ii) personalized marketing communications and variable publishing technology business (the “Pageflex Business”) and (B) certain other assets used by the Bolt Business and/or the Pageflex Business, on the one hand, and Transferor’s font technology solutions business, on the other hand, on the terms and subject to the conditions set forth in this Agreement (the “Contribution”); and

WHEREAS, Transferor and Transferee intend this transaction to be a tax free exchange pursuant to Section 351 of the Internal Revenue Code.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Contribution of Assets.

(a)	On the terms and subject to the conditions set forth in this Agreement, Transferor hereby contributes, transfers, assigns, conveys and delivers on the date hereof to Transferee, and Transferee does hereby acquire and accept from Transferor, all of Transferor’s right, title and interest in and to the assets, rights and properties of Transferor related solely and exclusively to the Pageflex Business or the Bolt Business, whether tangible or intangible, real, personal or mixed (the “Exclusive Assets”), including such right, title and interest in and to the following:

i.

all contracts, leases or subleases of personal property, leases or subleases of real property, licenses, agreements, commitments and all other legally binding arrangements, whether written or oral (“Contracts”), to which Transferor is a party that relate solely and exclusively to the Pageflex Business or the Bolt Business, including, without limitation, the Contracts listed on Schedule

1(a)(i) hereto and all rights in the trade and service marks and domain names incorporating or based on the names Pageflex or BOLT;

ii.	all tangible personal property and interests therein, including machinery, equipment, furniture and furnishings (“Tangible Assets”) of Transferor that relate solely and exclusively to the Pageflex Business or the Bolt Business, including, without limitation, the Tangible Assets listed on Schedule 1(a)(ii);

iii.	all accounts receivable of Transferor to the extent arising solely and exclusively out of the Pageflex Business or the Bolt Business and listed on Schedule 1(a)(iii);

iv.	all books and records, customers’ and suppliers’ lists, other distribution lists, sales and promotional literature, manuals, customer and supplier correspondence (in all cases, in any form or medium) of Transferor that relate solely and exclusively to the Pageflex Business or the Bolt Business;

v.	all rights, claims and credits, including all guarantees, warranties, indemnities and similar rights in favor of Transferor to the extent relating solely and exclusively to any Exclusive Asset or solely to any Assumed Liability (as defined below);

vi.	all licenses, permits, authorizations and approvals from any governmental authority of Transferor that relate solely and exclusively to the Pageflex Business or the Bolt Business;

vii.	all credits, deferred charges, and prepaid items of Transferor that relate solely and exclusively to the Pageflex Business or the Bolt Business;

viii.	all assets reflected on Transferee’s unaudited consolidated balance sheet as of June 30, 2011, minus any assets disposed of after June 30, 2011;

ix.	all written off, expensed or fully depreciated assets that would have appeared on Transferee’s balance sheet as of June 30, 2011 if Transferee had not written off, expensed or fully depreciated them;

x.	all assets that Transferee exclusively uses with respect to the Pageflex Business or the BOLT Business as of the date of this Agreement but are not reflected in Transferee’s balance sheet as of June 30, 2011 due to mistake or omission;

xi.	except as described above, all intangible property and interests therein (“Intangible Assets”) of Transferor that relate solely and exclusively to the Pageflex Business or the Bolt Business, including, without limitation, the Intangible Assets listed on Schedule 1(a)(viii) hereof;

xii.	all goodwill associated with the Exclusive Assets; and

xiii.	all of the outstanding equity of Bitstream Israel Ltd. owned by Transferor.

(b)	On the terms and subject to the conditions set forth in this Agreement, Transferor hereby contributes, transfers, assigns, conveys and delivers on the date hereof to Transferee, and Transferee does hereby acquire and accept from Transferor, all of Transferor’s right, title and interest in and to the assets, rights and properties of Transferor set forth on Schedule 1(b) (the “Shared Assets” and, together with the Exclusive Assets, the “Transferred Assets”), which assets, rights and properties are used by the Bolt Business and/or the Pageflex Business, on the one hand, and Transferor’s font technology solutions business, on the other hand.

2.	Assumed Liabilities. On the terms and subject to the conditions set forth in this Agreement, Transferee hereby assumes and shall perform, pay and discharge when due the liabilities and obligations of Transferor of whatever kind or nature (whether absolute, accrued, contingent, determined, determinable, disclosed, known or unknown, or otherwise, and including, without limitation, attorneys’ fees) resulting from, relating to or arising out of the following (the “Assumed Liabilities”):

(a)	(i) the Transferred Assets, (ii) the Contribution (including, without limitation, claims and liabilities resulting from any failure to obtain third-party consents), and (iii) the Bolt Business or the Pageflex Business;

(b)	any and all taxes, assessments and other governmental charges, duties, impositions and liabilities imposed by any governmental entity, together with all interest, penalties and additions imposed with respect to such amounts, attributable or relating to the Contribution and the Spin-Off (as defined in that certain Agreement and Plan of Merger, dated as of the date hereof, among Transferor, Monotype Imaging Holdings Inc., a Delaware corporation (“Parent”), and Birch Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (the “Merger Agreement”));

(c)

any Company Stock Plan (as defined in the Merger Agreement) and any and all Company Compensatory Awards (as defined in the Merger Agreement) issued and outstanding as of immediately prior to the Effective Time (as defined in the Merger Agreement), but excluding, in each case, the obligation of Buyer (as defined in the Merger Agreement) to pay any Compensatory Award Amount (as defined in the Merger Agreement) pursuant to Section 2.06 of the Merger Agreement;

(d)	all liabilities reflected as liabilities on Transferee’s unaudited consolidated balance sheet as of June 30, 2011, minus any liabilities that were discharged after such date of the balance sheet;

(e)	all liabilities that are related to or arise out of the Pageflex Business or the BOLT Business, or the operation of any business conducted by Transferee, as of the date of this Agreement but are not reflected in Transferee’s balance sheet as of June 30, 2011 due to mistake or omission; and

(f)	the assumption of the foregoing liabilities and obligations.

3.	Intellectual Property Assignment and Licensing Agreements. Transferor and Transferee agree to enter into the Intellectual Property Assignment and Licensing Agreement attached hereto as Exhibit A, in conjunction with this Agreement, and any other conveyance documents reasonably requested by Parent, including, without limitation, a bill of sale and other assignment documents (collectively, the “Conveyance Documents”).

4.	Consideration. As consideration for the Contribution, Transferee agrees to issue 1,000 shares of its common stock to Transferor.

5.	Representations and Warranties of Transferor.

(a)	Organization of Transferor. Transferor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

(b)	Authority. Transferor has all requisite power and authority to execute and deliver this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. Transferor has obtained all necessary corporate approvals for the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Transferor and (assuming due authorization, execution and delivery by Transferee) shall constitute Transferor’s legal, valid and binding obligation, enforceable against it in accordance with its terms.

(c)

Non-contravention. The execution, delivery and performance by Transferor of this Agreement and the consummation by Transferor of the transactions contemplated hereby do not and will not (with or without notice or lapse of time, or both): (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Transferor, (ii) contravene, conflict with or result in a violation or breach of any law, or (iii) require any consent or approval under, violate, conflict with, result in a breach of or loss of any benefit under, constitute a change of control or default under, or result in termination or give to others any right of termination, vesting, amendment, acceleration or cancellation of any contracts, agreements or arrangements relating to the Transferred Assets; provided, however, that the foregoing clause (iii) shall not apply to any Disclosed Contracts. “Disclosed Contracts” shall mean the agreements included in the data site labelled “Bitstream, Inc.—Preliminary Due Diligence” powered by SeyfarthConnect in the folders labelled “Bolt Agreements” and “Customer Contracts and Reseller POs – Pageflex” to which Parent’s counsel was provided access by Transferor on or before 11:59 pm (Eastern Time) on November 8, 2011.

(d)	No Other Liabilities. Upon consummation of the transactions contemplated by this Agreement, Transferor shall have no liabilities resulting from, relating to or arising out of the Bolt Business or the Pageflex Business.

6.	Representations and Warranties of Transferee.

(a)	Organization of Transferee. Transferee is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

(b)	Authority. Transferee has all requisite power and authority to execute and deliver this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. Transferee has obtained all necessary corporate approvals for the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Transferee and (assuming due authorization, execution and delivery by Transferor) shall constitute Transferee’s legal, valid and binding obligation, enforceable against it in accordance with its terms.

(c)

Non-contravention. The execution, delivery and performance by Transferee of this Agreement and the consummation by Transferee of the transactions contemplated hereby do not and will not (with or without notice or lapse of time, or both): (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Transferee, (ii) contravene, conflict with or result in a violation or breach of any law, or (iii) require any consent or approval under, violate, conflict with, result in a breach of or loss of any benefit under, constitute a change of control or default under, or result in termination or give to others any right of termination, vesting, amendment, acceleration or cancellation of any contracts, agreements or arrangements relating to the Transferred Assets; provided, however, that the foregoing clause (iii) shall not apply to any Disclosed Contracts.

7.	Indemnification. From and after the closing of the Contribution, Transferee shall indemnify, defend and hold harmless Transferor, its affiliates and their respective successors and assigns from, against and in respect of any damages, losses, claims or liabilities (including but not limited to reasonable attorneys’ fees) relating to or arising out of Transferee’s failure to satisfy any Assumed Liability; provided, however, the foregoing shall not apply to any Assumed Liability to the extent Transferor is indemnified therefor under that certain Tax Indemnity Agreement, dated as of the date hereof, between Transferor and Transferee. Any further transfer or assignment of the Assumed Liabilities shall not affect or otherwise limit the foregoing indemnification obligations which shall remain in full force and effect.

8.	Further Assurances; Books and Records. Transferor and Transferee agree to execute any and all documents and instruments of transfer, assignment, assumption or novation and to perform such other acts as may be reasonably necessary or expedient to further the purposes of this Agreement and the transactions contemplated by this Agreement. For a period of at least three years after the Closing Date (as defined in the Merger Agreement), or the later of the applicable statute of limitations for books and records relating to Taxes (as defined in the Merger Agreement), Transferee shall retain the books and records that constitute Transferred Assets. During the three-year period after the Closing Date (as defined in the Merger Agreement), or the later of the applicable statute of limitations for books and records relating to Taxes (as defined in the Merger Agreement), Transferee shall provide Transferor (and its successors and permitted assigns) and its authorized accountants, counsel and other designated representatives, promptly after receipt of a written request, reasonable access during normal business hours to the books and records that Transferee is required to retain pursuant to the terms of this Section 8, subject to appropriate restrictions for privileged or confidential information.

9.	Entire Agreement. This Agreement and the Conveyance Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings, representations and warranties and agreements with respect to such subject matter.

10.	Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

11.	Third-Party Beneficiaries. Each of Transferor and Transferee expressly acknowledges and agrees that Parent shall be a third party beneficiary of this Agreement and shall be entitled to enforce all obligations of Transferee hereunder as if a party signatory hereto. Except as stated in the prior sentence, this Agreement is for the sole benefit of the parties hereto and their respective successors (including Parent from and after the Effective Time (as defined in the Merger Agreement)) and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

12.	Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

13.	Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

14.	Notices. Notices, offers, requests or other communications required or permitted to be given by either party pursuant to the terms of this Agreement shall be given in writing to the respective parties to the following addresses:

if to Transferor:

(if prior to Effective Time (as defined in the Merger Agreement)):

Bitstream Inc.

500 Nickerson Road

Marlborough, Massachusetts 01752

Attention: Chief Executive Officer

Facsimile No.: (617) 868-0784

with a copy to:

Seyfarth Shaw LLP

World Trade Center East

Two Seaport Lane

Boston, MA 02210-2028

Attention: Gregory L. White

                           Blake Hornick

Facsimile No.: (617) 790-6730

(if subsequent to the Effective Time (as defined in the Merger Agreement)):

Bitstream Inc.

c/o Monotype Imaging Holdings Inc.

500 Unicorn Park Drive

Woburn, Massachusetts

Attention: Chief Executive Officer

Facsimile No.: (781) 970-6001

with a copy to:

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, MA 02109

Attention: John Mutkoski

                   James Matarese

Facsimile No.: (617) 523-1231

if to Transferee:

Marlborough Software Development Holdings Inc.

500 Nickerson Road

Marlborough, Massachusetts 01752

Attention: Chief Executive Officer

Facsimile No.: (617) 868-0784

with a copy to:

Seyfarth Shaw LLP

World Trade Center East

Two Seaport Lane

Boston, MA 02210-2028

Attention: Gregory L. White

                   Blake Hornick

Facsimile No.: (617) 790-6730

or to such other address as the party to whom notice is given may have previously furnished to the other in writing as provided herein. Any notice involving non-performance, termination, or renewal shall be sent by hand delivery, recognized overnight courier or, within the United States, may also be sent via certified mail, return receipt requested. All other notices may also be sent by fax, confirmed by first class mail. All notices shall be deemed to have been given and received on the earlier of actual delivery or three (3) days from the date of postmark.

15.	Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the Commonwealth of Massachusetts. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States or the courts of the Commonwealth of Massachusetts, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

16.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BITSTREAM INC.

By	/s/ James Dore
Name: James Dore Title: Vice President and Chief Financial Officer

MARLBOROUGH SOFTWARE DEVELOPMENT HOLDINGS INC.

By:	/s/ James Dore
Name: James Dore Title: Executive Vice President and Chief Financial Officer

Schedule 1(a)(i)

Contracts

1.	License Agreement by and between Pageflex, a division of Bitstream Inc. and 4imprint dated January 28, 2010.

2.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Accuform Signs dated November 3, 2008.

3.	License Agreement by and between Pageflex Inc. and Advanced Marketing Print & Mail dated March 26, 2004.

4.	License Agreement by and between Pageflex and Advertisers Press, Inc. dated March 12, 2008.

5.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Aero Fulfillment dated October 16, 2008.

6.	License Agreement by and between Pageflex and Affinity Express dated March 24, 2006.

7.	License Agreement by and between Pageflex and Allied Printing Services Inc. dated March 22, 2007.

8.	License Agreement by and between Pageflex and Alphagraphics dated June 30, 2005.

9.	License Agreement by and between Pageflex and Alphagraphics, Inc. dated September 12, 2007.

10.	License Agreement by and between Pageflex and America Print Inc. dated September 12, 2007.

11.	License Agreement by and between Pageflex and American Financial Printing, Inc. dated June 13, 2008.

12.	License Agreement by and between Pageflex and Anderson Brothers dated February 29, 2008.

13.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Archway Marketing Services, Inc. dated December 23, 2008.

14.	License Agreement by and between Pageflex and The Artcraft Company dated September 28, 2007.

15.	License Agreement by and between Pageflex, a division of Bitstream Inc. and As

Soon As Possible, Inc. dated December 28, 2009.

16.	License Agreement by and between Pageflex and Associated Graphic Services dated February 28, 2007.

17.	License Agreement by and between Pageflex and Automated Graphic Systems, Inc. dated April 29, 2008.

18.	License Agreement by and between Pageflex and Avala Marketing dated February 28, 2007.

19.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Baldwin Press, LLC dated November 14, 2008.

20.	License Agreement by and between Pageflex, Inc. and BFS Business Printers, Inc. dated January , 2003.

21.	License Agreement by and between Pageflex and Binding Plus Book Builders dated August 21, 2007.

22.	License Agreement by and between Pageflex, Inc. and BiznessOnline.com, Inc. dated February 8, 2001.

23.	License Agreement by and between Pageflex and BGI Holdings Inc. dated December 21, 2006.

24.	License Agreement by and between Pageflex and Bottomline Ink Corporation dated December 11, 2006.

25.	License Agreement by and between Pageflex and Bowne MBC, LLC dated September 25, 2006.

26.	License Agreement by and between Pageflex, a division of Bitstream Inc. and BPI Media Group dated December 31, 2009.

27.	License Agreement by and between Pageflex, Inc. and Brandspring Solutions, LLC dated November 16, 2004.

28.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Capitol Colour Graphics, Inc. dated December 31, 2008.

29.	License Agreement by and between Pageflex and Card Express Printing Inc. dated June 30, 2005.

30.	License Agreement by and between Pageflex and Cardconnection.com dated March 31, 2008.

31.	License Agreement by and between Pageflex, a division of Bitstream Inc. and

Cathedral Corporation dated October 28, 2009.

32.	License Agreement by and between Pageflex, Inc. and Cerqa, a division of Beacon Printing & Graphics, Inc. dated March 31, 2004.

33.	License Agreement by and between Pageflex and Certica Incorporated dated February 18, 2005.

34.	License Agreement by and between Pageflex, Inc. and CIRQIT.com dated October 5, 2000.

35.	License Agreement by and between Pageflex and Classic Graphics dated December 26, 2007.

36.	License Agreement by and between Pageflex and CMENT dated May 18, 2006.

37.	License Agreement by and between Pageflex and CoActive Marketing Group dated October 26, 2007.

38.	License Agreement by and between Pageflex and Cohber Press, Inc. dated September 30, 2005.

39.	License Agreement by and between Pageflex, Inc. and Collabria, Inc. dated August 16, 2000.

40.	License Agreement by and between Pageflex, a division of Bitstream Inc. and CPC Enterprises, Inc. d/b/a Collegiate Press dated October 28, 2009.

41.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Color World Printers dated May 29, 2009.

42.	License Agreement by and between Pageflex and Comac dated March 14, 2007.

43.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Communicorp, Inc. dated June 12, 2009.

44.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Contac Services dated September 25, 2008.

45.	License Agreement by and between Pageflex and Continental Press dated August 14, 2006.

46.	License Agreement by and between Pageflex and Copy Craft Printers, Inc. dated December 11, 2007.

47.	License Agreement by and between Pageflex, Inc. and Copyco Printing, Inc. dated December 28, 2001.

48.	License Agreement by and between Pageflex and CPM Marketing Group, Inc. dated December 27, 2006.

49.	License Agreement by and between Pageflex and CPM Marketing Group, Inc. dated June 30, 2008.

50.	License Agreement by and between Pageflex, a division of Bitstream Inc. and CPS Printing dated September 3, 2008.

51.	License Agreement by and between Pageflex, Inc. and Crescent Digital Technologies dated November 17, 1999.

52.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Crossmark Graphics Inc. dated June 16, 2010.

53.	License Agreement by and between Pageflex and CTX Mortgage Company LLC dated May 17, 2007.

54.	License Agreement by and between Pageflex and Current USA, Inc. dated December 29, 2004.

55.	License Agreement by and between Pageflex, a division of Bitstream Inc. and D3Synergy dated November 30, 2009.

56.	License Agreement by and between Pageflex and Darwill dated December 12, 2006.

57.	License Agreement by and between Pageflex, Inc. and Data Supplies, Inc. dated January 6, 2004.

58.	License Agreement by and between Pageflex and DataMart Direct Inc. dated March 31, 2006.

59.	License Agreement by and between Pageflex and Digital IMS, Inc. dated June 21, 2007.

60.	License Agreement by and between Pageflex and Direct Group, LLC dated June 29, 2007.

61.	License Agreement by and between Pageflex and Diversified Graphics dated June 30, 2005.

62.	License Agreement by and between Pageflex and DNA Media Solutions dated March 5, 2007.

63.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Documation LLC dated September 25, 2008.

64.	License Agreement by and between Pageflex and Dynamic Printware LLC dated March 30, 2006.

65.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Earth Color, Inc. dated September 30, 2009.

66.	License Agreement by and between Pageflex, Inc. and Eastman Kodak Company dated January 6, 2004.

67.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Edward Enterprises, Inc. dated September 30, 2009.

68.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Elander Beijing Printing Co. Ltd. dated March 31, 2009.

69.	License Agreement by and between Pageflex and Embassy Graphics Ltd. dated June 10, 2005.

70.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Ennis Inc. dated March 31, 2009.

71.	License Agreement by and between Pageflex and Epsilon Data Management, LLC dated November 29, 2007.

72.	License Agreement by and between Pageflex and Estipona Group dated June 11, 2007.

73.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Estudiotino Communicacion dated December 29, 2008.

74.	License Agreement by and between Pageflex, Inc. and Express Copy dated December 31, 2001.

75.	Amended and Restated License Agreement by and between Pageflex and Express Copy Inc. dba expresscopy.com dated March 31, 2005.

76.	License Agreement by and between Pageflex and FB Johnston Graphics dated December 30, 2006.

77.	License Agreement by and between Pageflex, a division of Bitstream Inc. and FGS Inc. dated December 31, 2008.

78.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Flozio, LLC dated March 31, 2009.

79.	License Agreement by and between Pageflex and Fontana Litograph Inc. d/b/a Mosaic dated March 31, 2006.

80.	License Agreement by and between Pageflex and Foster Printing, Inc. dated June 30, 2008.

81.	License Agreement by and between Pageflex, Inc. and Four51 dated December 29, 2000.

82.	License Agreement by and between Pageflex, a division of Bitstream Inc. and FRD Communications dated September 12, 2008.

83.	License Agreement by and between Pageflex, for and behalf of Bitstream Inc. and Fuji Xerox Australia Pty Limited dated December 22, 2008.

84.	License Agreement by and between Pageflex, Inc. and FutureStock dated March 31, 2003.

85.	License Agreement by and between Pageflex, Inc. and GA Wright Marketing dated September 30, 2004.

86.	License Agreement by and between Pageflex, Inc. and Argenbright, Inc. a subsidiary of AHL Services, Inc. doing business as Gage Marketing Services dated September 30, 2004.

87.	License Agreement by and between Pageflex and Gannett Supply Corporation dated May 25, 2007.

88.	License Agreement by and between Pageflex and G-Board LLC dated December 31, 2007.

89.	License Agreement by and between Pageflex and General Mills Services, Inc. dated November 22, 2004.

90.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Rodael Direct, Inc. (dba: Genesis Direct) dated August 8, 2008.

91.	License Agreement by and between Pageflex, Inc. and Glenbard Graphics dated September 29, 2000.

92.	License Agreement by and between Pageflex and Global Soft Digital Solutions, Inc. dated March 31, 2006.

93.	License Agreement by and between Pageflex, a division of Bitstream Inc. and The Graphic Edge dated March 31, 2009.

94.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Graphic Venue Inc. dated September 30, 2009.

95.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Graphic Visual Solutions dated September 23, 2009.

96.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Grapho-Formas dated September 30, 2008.

97.	License Agreement by and between Pageflex and Great Lakes Integrated dated June 18, 2007.

98.	License Agreement by and between Pageflex, a division of Bitstream Inc. and H&W Printing dated September 17, 2008.

99.	License Agreement by and between Pageflex, a division of Bitstream Inc. and The Hamblin Company dated May 27, 2009.

100.	License Agreement by and between Pageflex and Harry’s Printers aka CELGLADE INV. Pty Ltd. dated April 8, 2005.

101.	License Agreement by and between Pageflex and Harry’s Printers aka CELGLADE INV. Pty Ltd. dated August 25, 2005.

102.	License Agreement by and between Pageflex and Hartford Life Inc. dated November 4, 2005.

103.	License Agreement by and between Pageflex and HC Miller Company dated September 25, 2008.

104.	License Agreement by and between Pageflex and Headshot Manager LLC dated December 31, 2004.

105.	License Agreement by and between Pageflex and Health Fitness Corporation dated June 30, 2005.

106.	License Agreement by and between Pageflex and The Helicopter Group dated December 28, 2006.

107.	License Agreement by and between Pageflex, Inc. and Henry Wurst, Inc. dated June 29, 2001.

108.	License Agreement by and between Pageflex, Inc. and Herff Jones, Inc. dated March 30, 2004.

109.	License Agreement by and between Pageflex and Hogue Printing Solutions dated September 28, 2007.

110.	License Agreement by and between Pageflex and House of Doolittle dated December 30, 2007.

111.	License Agreement by and between Pageflex, Inc. and International Center for Entrepreneurial Development Inc. dated December 14, 2004.

112.	License Agreement by and between Pageflex and ImageSet Digital dated December 31, 2006.

113.	License Agreement by and between Pageflex and Imaging Technologies dated November 30, 2005.

114.	License Agreement by and between Pageflex, Inc. and Imec Inc. dated December 18, 2001.

115.	License Agreement by and between Pageflex, Inc. and Impact Communications dated December 20, 1999.

116.	License Agreement by and between Pageflex, Inc. and Impact Marketing Specialists dated September 10, 2003.

117.	License Agreement by and between Pageflex and Impress Graphics dated May 31, 2007.

118.	License Agreement by and between Pageflex and Imtek, LLC dated April 30, 2008.

119.	License Agreement by and between Pageflex and Infinity Direct dated September 30, 2005.

120.	License Agreement by and between Pageflex and Ink-it Digital dated June 30, 2005.

121.	License Agreement by and between Pageflex, a division of Bitstream Inc. and InnerWorkings, Inc. dated January 20, 2009.

122.	License Agreement by and between Pageflex and Integra Printing dated March 31, 2006.

123.	License Agreement by and between Pageflex and Integraphx dated June 28, 2007.

124.	License Agreement by and between Pageflex and Integrity Graphics, Inc. dated June , 2004.

125.	License Agreement by and between Pageflex, Inc. and INTERACTIVEPRINT.COM dated June 27, 2000.

126.	License Agreement by and between Pageflex, Inc. and Interlign, LLC dated March 31, 2008.

127.	License Agreement by and between Pageflex and James Tower dated December 30, 2005.

128.	License Agreement by and between Pageflex, Inc. and Jensen Graphics &

Printing, Inc. dated September 29, 2004.

129.	License Agreement by and between Pageflex, Inc. and JG Sullivan Interactive dated April 25, 2000.

130.	License Agreement by and between Pageflex, Inc. and John Henry dated September 12, 2003.

131.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Jonarts Printing dated September 30, 2008.

132.	License Agreement by and between Pageflex and Kelmscott Press, Inc. dated January 15, 2007.

133.	License Agreement by and between Pageflex and Kinetic Web Solutions, LLC dated September 30, 2005.

134.	License Agreement by and between Pageflex and KPEX Digital dated November , 2006.

135.	License Agreement by and between Pageflex and L&S Graphics dated July 24, 2007.

136.	License Agreement by and between Pageflex, Inc. and Leisure Time Displays, L.L.C. dated October 27, 2000.

137.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Leo Paper Group (China) dated May 25, 2009.

138.	License Agreement by and between Pageflex and Lexinet Corp. dated December 19, 2003.

139.	License Agreement by and between Pageflex, Inc. and Lifetouch National School Studios Inc. dated October 27, 2000.

140.	License Agreement by and between Pageflex and LithoColor Services Limited dated December 1, 2005.

141.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Ad Giants, LLC dated July 15, 2010.

142.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Aldine Inc. dated June 30, 2010.

143.	License Agreement by and between Pageflex, a division of Bitstream Inc. and American Dairy Queen Corporation dated October 29, 2010.

144.	License Agreement by and between Pageflex, a division of Bitstream Inc. and

B&B Printing dated December 31, 2010.

145.	License Agreement by and between Pageflex and Business Card Express dated January 31, 2007.

146.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Chroma Graphics dated December 23, 2010.

147.	License Agreement by and between Pageflex and Cohber Press, Inc. dated September 30, 2005.

148.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Collette Vacations dated December 30, 2010.

149.	License Agreement by and between Pageflex, a division of Bitstream Inc. and CV Studio dated September 28, 2010.

150.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Cyber Press dated June 25, 2010.

151.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Delzer Lithograph dated March 27, 2009.

152.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Dudak Production, Inc. dated May 10, 2011.

153.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Dynagraf Inc. dated September 20, 2011.

154.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Focus Marketing dated September 30, 2010.

155.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Franke Resupply Systems, Inc. dated November 22, 2010.

156.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Gerard Design dated March 11, 2011.

157.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Glover Printing dated October 22, 2010.

158.	License Agreement by and between Pageflex and GLS Companies dated August 31, 2005.

159.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Independent Printing Company, Inc. dated March 8, 2011.

160.	License Agreement by and between Pageflex, a division of Bitstream Inc. and

Jackson Media Services Limited dated May 18, 2011.

161.	License Agreement by and between Pageflex, a division of Bitstream Inc. and KP Corporation dated December 30, 2010.

162.	License Agreement by and between Pageflex, Inc. and Lifetouch National School Studios Inc. dated January 28, 2005.

163.	License Agreement by and between Pageflex, Inc. and Lifetouch Publishing, Inc. dated June 3, 2002.

164.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Magna IV dated October 1, 2010.

165.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Metropolitan Community College dated February 28, 2011.

166.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Monarch Graphics dated July , 2009.

167.	License Agreement by and between Pageflex and National Multiple Listing, Inc. dated February 17, 2006.

168.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Monarch Graphics dated July , 2009.

169.	License Agreement by and between Pageflex, a division of Bitstream Inc. and OSL Group Inc. dated March 31, 2010.

170.	License Agreement by and between Pageflex, Inc. and Pareto Corp. dated March 31, 2006.

171.	License Agreement by and between Pageflex and Piedmont Graphics dated December 29, 2006.

172.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Premier Press dated April 20, 2011.

173.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Printcomm dated June 30, 2010.

174.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Progressive Impressions International dated December 28, 2004.

175.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Sari Art & Printing Inc. dated September 30, 2010.

176.	License Agreement by and between Pageflex, a division of Bitstream Inc. and

The Scan Group, Inc. dated December 23, 2010.

177.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Sigler Companies dated March 9, 2010.

178.	License Agreement by and between Pageflex and St. Ives Inc. Cleveland dated September 26, 2007.

179.	License Agreement by and between Pageflex and SugarBush Media Solutions dated May 7, 2007.

180.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Synergy, Inc. dated September , 2008.

181.	License Agreement by and between Pageflex, a division of Bitstream Inc. and True Art Color Graphics dated March 28, 2011.

182.	License Agreement by and between Pageflex, Inc. and Webb/Mason dated March 29, 2001.

183.	License Agreement by and between Pageflex and Madden Communications, Inc. dated February 5, 2008.

184.	License Agreement by and between Pageflex and Spire, Inc. dated March 2, 2005.

185.	License Agreement by and between Pageflex, Inc. and Superior Business Forms, Inc.. dated November 10, 2005.

186.	License Agreement by and between Pageflex and Accu Copy of Greenville, Incorporated (dba AccuLink) dated September 19, 2005.

187.	License Agreement by and between Pageflex and Advanced Online dated November , 2005.

188.	License Agreement by and between Pageflex and Ariad Custom Communications dated November , 2006.

189.	License Agreement by and between Pageflex and BookSurge LLC dated November 13, 2006.

190.	License Agreement by and between Pageflex and Broadridge Output Solutions, Inc. dated March 31, 2008.

191.	License Agreement by and between Pageflex, a division of Bitstream Inc. and CGXSolutions, a wholly owned subsidiary of Consolidated Graphics, Inc. dated December 31, 2002.

192.	License Agreement by and between Pageflex, Inc. and CGX Media dated April 30, 2003.

193.	License Agreement by and between Pageflex and Chubb & Son, a division of Federal Insurance Company dated July 21, 2006.

194.	License Agreement by and between Bitstream Inc. through its division Pageflex and Conversen, Inc. dated December 31, 2008.

195.	License Agreement by and between Pageflex and Electronic Output Solutions dated April 17, 2006.

196.	License Agreement by and between Pageflex, Inc. and Httprint, Inc. dated February 1, 2001.

197.	License Agreement by and between Pageflex and iDonateNow, LLC dated March 25, 2008.

198.	License Agreement by and between Bitstream and the House of Commons (Canada) dated July 1, 2011.

199.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Integrated Merchandising Systems, LLC dated August 24, 2010.

200.	Software License and Service Agreement for Internal Use by and between Pageflex, a division of Bitstream Inc. and SAP AG dated November 23, 2005.

201.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Superior Business Forms, Inc. d/b/a Superior Business Solutions dated May 20, 2011.

202.	License Agreement by and between Pageflex and TGI Direct dated June 30, 2006.

203.	List Agreement by and between Adobe Corporation and Bitstream Inc. dated September 14, 2009.

204.	Adobe PDF Library Single Tier Reproduction and License Agreement by and among Adobe Systems Incorporated, Adobe Systems Benelux, B.V. and Pageflex, Inc. dated April 19, 2000.

205.	Support Agreement by and between Pageflex, a division of Bitstream Inc. and Bader Rutter & Associates, Inc. dated September 30, 2009.

206.	Distribution and Comarketing Agreement between Canon U.S.A. Inc. and Bitstream Inc.

207.	Letter Agreement between Clemson University and Pageflex, a division of

Bitstream Inc. dated May 22, 2009.

208.	Alliance Agreement by and between ComScript Publishing, Inc. and Pageflex, Inc. dated April 24, 2003.

209.	Letter Agreement by and between ComScript Publishing, Inc. and Pageflex, Inc. dated October 8, 2003.

210.	Reseller Agreement by and between Conversen, Inc. and Pageflex, a division of Bitstream Inc. dated March 17, 2010.

211.	Support Agreement by and between Pageflex and CPM Marketing Group, Inc. dated December 31, 2007.

212.	Distributor Agreement by and between Pageflex Inc. and Creacom Software dated April 15, 2003.

213.	Software License Agreement by and between Deluxe Corporation and Pageflex, a division of Bitstream Inc. dated December 27, 2007.

214.	Development Agreement by and between Pageflex, Inc. and Detonate Design Inc. dated June 30, 2000.

215.	Reseller Agreement by and between Pageflex Inc. and Documedia Solutions Ltd dated October 15, 2002.

216.	Product Loan Agreement by and between Electronics For Imaging, Inc. and Pageflex, Inc. dated October 26, 2001.

217.	Software Development and Licensing Agreement by and between Electronics for Imaging, Inc. and Pageflex, Inc. dated September 29, 2000.

218.	Amended and Restated Pageflex License Agreement by and between Pageflex and Express Copy, Inc. dba expresscopy.com dated March 31, 2005.

219.	Software Development and Licensing Agreement by and between Fidelity Investments Institutional Services Company, Inc. acting through its Fidelity Investments Systems Company division and Pageflex Inc. dated August 10, 1999.

220.	Reseller Agreement by and between Pageflex Inc. and Four51 dated January 10, 2006.

221.	Support Agreement by and between Pageflex, Inc. and Fuel Pty Ltd. dated September 30, 2003.

222.	Hosting Agreement by and between Pageflex, Inc. and MediaExpress establishes the terms under which Media Express will provide hosting and other development services to Pageflex’s customer Goodway Group dated January 7,

2003

223.	Support Agreement by and between Pageflex, a division of Bitstream Inc. and Greeting Cards Limited, trading as web2print dated June 30, 2011.

224.	Reseller Agreement by and between Pageflex Inc. and IWARE SA dated May 22, 2003.

225.	Distribution Agreement by and between Pageflex, Inc. and Konzept-ix GmbH dated July 1, 2000.

226.	Software License Agreement by and between Pageflex, Inc. and Kraft Foods North America, Inc. dated February 28, 2002.

227.	Software Subscription Agreement by and between Pageflex, a division of Bitstream Inc and CEGE dated May 4, 2011.

228.	Software Subscription Agreement by and between Pageflex, a division of Bitstream Inc and Consolidated Graphics, Inc. dated January 10, 2011.

229.	Software Subscription Agreement by and between Pageflex, a division of Bitstream Inc. and David Dobbs Enterprises, Inc. dba Menu designs dated March 22, 2010.

230.	Distribution Agreement by and between Pageflex, Inc. and Ilte.net dated July 14, 2000.

231.	Software and Services Reseller Agreement by and between Pageflex, a division of Bitstream Inc. and Konzept-iX GmbH dated January 1, 2010.

232.	Letter Agreement for Use of Pageflex’s Mpower Software by and between Pageflex, Inc. and Spire, Inc. dated March 30, 2001.

233.	Software Subscription Agreement by and between Pageflex, a division of Bitstream Inc. and Supra International dated March 7, 2011.

234.	Software Subscription Agreement by and between Pageflex, a division of Bitstream Inc. and Wynit dated January 4, 2011.

235.	Reseller Agreement by and between Pageflex and Mediaflex dated March 30, 2006.

236.	Software and Services Reseller Agreement by and between Pageflex, a division of Bitstream Inc. and Flexmedia dated April 1, 2011.

237.	Distribution Agreement by and between Pageflex, Inc. and New American Platinotype Company, Inc. dated September 29, 2004.

238.	Software and Services Reseller Agreement by and between Pageflex, a division of Bitstream Inc. and ROI Distribution Ltd. dated March 28, 2011.

239.	Software and Services Reseller Agreement by and between Pageflex, a division of Bitstream Inc. and XMedia Publishing Limted dated November 3, 2010.

240.	Professional Services Agreement by and between Press-sense Ltd. and UWS dated May 20, 2007.

241.	Subcontractor Agreement for Office Max Web Portal Support by and between Bitstream, Inc. and Xerox Corporation dated January 21, 2011.

242.	Professional Services Agreement by and between Press-sense Ltd. and Queens Printer dated March 25, 2009.

243.	Professional Services Agreement by and between Press-sense Ltd. and Xerox Poland dated March 4, 2010.

244.	Software and Services Distributor Agreement by and between Pageflex, a division of Bitstream Inc. and Bay Digital dated November 1, 2010.

245.	Software and Services Distributor Agreement by and between Pageflex, a division of Bitstream Inc. and Currie Group Pty Ltd dated January 20, 2011.

246.	Interim Licensing and Distribution Agreement by and between Bitstream Inc. and Hewlett Packard Indigo Ltd. dated September 21, 2010.

247.	Software Maintenance, Support, and Professional Services Agreement by and between Bitstream and Océ Printing Systems GmbH dated November 29, 2010.

248.	Marketing, Development & Software Supply Agreement between Press-sense Ltd. and Xerox Corporation dated May 25, 2006.

249.	Professional Services & Development Agreement by and between Xerox (UK) Limited and Press-sense Ltd. dated October 8, 2009.

250.	Value Added Reseller Agreement between Xerox Corporation and Press-sense dated April 7, 2003.

251.	Software and Services Distributor Agreement by and between Pageflex, a division of Bitstream Inc. and VBS dated December 27, 2010.

252.	Software and Services Distributor Agreement by and between Pageflex, a division of Bitstream Inc. and System Service & Consult dated November 18, 2010.

253.	Software and Services Distributor Agreement by and between Pageflex, a division of Bitstream Inc. and That’s It dated December 3, 2010.

254.	Interim Agreement by and between Xerox Corporation and Bitstream Inc. dated August 24, 2010.

255.	Support Agreement by and between Pageflex, a division of Bitstream Inc. and Quartier Printing dated March 2, 2011.

256.	Support Agreement by and between Pageflex, a division of Bitstream Inc. and Zoom Digital Print Ltd. dated March 8, 2011.

257.	License Agreement by and between Pageflex, Inc. and Wise Business Forms, Inc. dated December 28, 1999.

258.	License Agreement by and between Pageflex, a division of Bitstream Inc. and M4D, LLC dated December 31, 2008.

259.	License Agreement by and between Pageflex and M&T Printing Group dated June 30, 2005.

260.	License Agreement by and between Pageflex, Inc. and Mac Direct dated May 19, 2004.

261.	License Agreement by and between Pageflex and Madden Communications, Inc. dated February 5, 2008.

262.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Magnets USA dated December 31, 2008.

263.	License Agreement by and between Pageflex and Making Everlasting Memories dated October 31, 2007.

264.	License Agreement by and between Pageflex and MarketBridge dated August 15, 2008.

265.	License Agreement by and between Pageflex and Marketing Services By Vectra dated March 4, 2005.

266.	License Agreement by and between Pageflex and Marketing Support Services, Inc. dated June 24, 2005.

267.	License Agreement by and between Pageflex and Marketing Technologies, Inc. dated June 30, 2008.

268.	License Agreement by and between Pageflex and MarketPlace Direct, Inc. dated [April , 2008].

269.	License Agreement by and between Pageflex, a division of Bitstream Inc. and MARS Advertising Inc. dated September 30, 2009.

270.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Master Products Corporation, d/b/a MasterTag, dated September 3, 2008.

271.	License Agreement by and between Pageflex and McArdle Printing dated May 21, 2007.

272.	Supplemental “Per Ordered Piece” License Agreement by and between Pageflex, Inc. and MediaExpress, Inc. dated September 1, 2003.

273.	License Agreement by and between Pageflex, Inc. and Mediaflex dated March 27, 2000, as amended.

274.	License Agreement by and between Pageflex, Inc. and Mediaflex dated June 11, 2003.

275.	License Agreement by and between Pageflex and Metzgers dated December 22, 2005, as amended.

276.	License Agreement by and between Pageflex and Midwest Trophy dated June 30, 2004.

277.	License Agreement by and between Pageflex and Miller’s Professional Imaging dated September , 2005.

278.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Mindshape Creative Brand Marketing dated November 25, 2009.

279.	License Agreement by and between Pageflex, Inc. and Mini-Mailers, Inc. dated June 7, 2004, as amended.

280.	License Agreement by and between Pageflex, Inc. and Moore Wallace USA, Inc. dated June 30, 2003, as amended.

281.	License Agreement by and between Pageflex and Mossberg & Company dated December 18, 2006, as amended.

282.	License Agreement by and between Pageflex and Mouse Graphics dated March 31, 2006.

283.	License Agreement by and between Pageflex, a division of Bitstream Inc. and MSP Digital Direct dated December 10, 2009.

284.	License Agreement by and between Pageflex and National Hirschfeld, LLC dated February 24, 2006, as amended.

285.	License Agreement by and between Pageflex and Nationwide Graphics dated May , 2006.

286.	License Agreement by and between Pageflex and Network Communications Inc. dated September , 2007.

287.	License Agreement by and between Pageflex, a division of Bitstream Inc. and New York Commercial Press dated November 30, 2008.

288.	License Agreement by and between Pageflex, Inc. and Newgen Results Corporation dated June 16, 2003, as amended.

289.	License Agreement by and between Pageflex and NW Coughlin dated May 16, 2005.

290.	License Agreement by and between Pageflex and The National System, Inc. dated June 19, 2001.

291.	License Agreement by and between Pageflex and Ocozzio dated September 20, 2007.

292.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Oklahoma Offset dated December 30, 2009.

293.	License Agreement by and between Pageflex and Omega Printing Inc. dated March 31, 2006.

294.	License Agreement by and between Pageflex and On Demand Pty Ltd dated June 30, 2007.

295.	License Agreement by and between Pageflex, a division of Bitstream Inc. and OSL Group Inc. dated March 31, 2010.

296.	License Agreement by and between Pageflex and OTC Systems Ltd. dated June 29, 2007.

297.	License Agreement by and between Pageflex, Inc. and Pareto Corp., dated March 31, 2006, as amended.

298.	License Agreement by and between Pageflex and Parker Printing Inc., dated September 29, 2006.

299.	License Agreement by and between Pageflex and PerfectReach, Inc., dated March 27, 2006.

300.	License Agreement by and between Pageflex and PGe Marketing Services, Incorporated, dated March 24, 2008.

301.	License Agreement by and between Pageflex and PGI Companies, Inc., dated June 15, 2004.

302.	License Agreement by and between Pageflex, Inc. and PlanetPrint, dated June 26, 2000.

303.	License Agreement by and between Pageflex and Platinum Direct, dated February , 2007.

304.	License Agreement by and between Pageflex and PLM Group Ltd., dated June 13, 2006.

305.	License Agreement by and between Pageflex and Plum Grove Printers, Inc., dated May , 2006.

306.	License Agreement by and between Pageflex and Power Creative, dated April 7, 2005, as amended.

307.	License Agreement by and between Pageflex and Printegra, dated July 28, 2006.

308.	License Agreement by and between Pageflex and The Printing House Limited, dated June 14, 2006.

309.	License Agreement by and between Pageflex and Prisma Graphic Corporation, dated May 26, 2005.

310.	License Agreement by and between Pageflex and Progressive Impressions International, dated December 28, 2004.

311.	License Agreement by and between Pageflex and Progressive Solutions Inc., dated March 31, 2006.

312.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Protocol Services Acquisition Corporation, dated August , 2008.

313.	License Agreement by and between Pageflex and Quickcut North America LLC, dated September 30, 2004.

314.	License Agreement by and between Pageflex, Inc. and Rastar Digital Marketing, Inc., dated June 14, 2004, as amended.

315.	License Agreement by and between Pageflex and Rament & Collins Ltd., dated March 30, 2007.

316.	License Agreement by and between Pageflex and Red Flag Media, dated December 15, 2004.

317.	License Agreement by and between Pageflex and Regional Marketing Services, Inc., dated June 28, 2004.

318.	License Agreement by and between Pageflex and REINDL Printing, Inc., dated

January , 2008.

319.	License Agreement by and between Pageflex, Inc. and Reischling Press Inc., dated June 30, 2003.

320.	License Agreement by and between Pageflex, Inc. and The Realizon Company, dated December 22, 2000.

321.	License Agreement by and between Pageflex, Inc. and The Regal Press, Inc., dated January 31, 2001, as amended.

322.	License Agreement by and between Pageflex and Buderic, Inc. DBA Resco, dated May 15, 2008.

323.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Revolution! Inc., dated September 30, 2008.

324.	License Agreement by and between Pageflex, a division of Bitstream Inc. and RIPA LLC, dated September 16, 2008.

325.	License Agreement by and between Pageflex and Riverpoint Media Group, dated November , 2007.

326.	License Agreement by and between Pageflex, Inc. and Robertson Marketing Group, dated August 21, 2003.

327.	License Agreement by and between Pageflex and Rosemont Press, dated December 31, 2007.

328.	License Agreement by and between Pageflex and Ross Print Marketing, dated September 18, 2006.

329.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Royal Printers Ltd., dated December 30, 2009.

330.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Salem Printing, dated December 28, 2008.

331.	License Agreement by and between Pageflex, Inc. and The Shamrock Companies, dated August 31, 2004, as amended.

332.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Sigler Companies, dated March 9, 2010.

333.	License Agreement by and between Pageflex and Signature Group, dated March 18, 2008, as amended.

334.	License Agreement by and between Pageflex and Slingshot Marketing, Inc.,

dated June 27, 2008.

335.	License Agreement by and between Pageflex and Spire, Inc., dated March 2, 2005, as amended.

336.	License Agreement by and between Pageflex, a division of Bitstream Inc., dated September 30, 2009.

337.	License Agreement by and between Pageflex and SproutLoud Media Networks, dated December 29, 2006.

338.	License Agreement by and between Pageflex and St. Joseph Communications, dated December 21, 2007, as amended.

339.	License Agreement by and between Pageflex, a Division of Bitstream Inc. and Starwood Hotels & Resorts Worldwide, Inc. dated December , 2006.

340.	License Agreement by and between Pageflex and SugarBush Media Solutions, dated May 7, 2007, as amended.

341.	License Agreement by and between Pageflex, Inc. and Sullivan Direct Marketing, dated June 1, 2001.

342.	License Agreement by and between Pageflex, Inc. and Sullivan Direct Marketing, dated February 9, 2004.

343.	License Agreement by and between Pageflex and Sunset Printing, dated June 28, 2005, as amended.

344.	License Agreement by and between Pageflex and Superior Business Forms, Inc., dated November 10, 2005.

345.	License Agreement by and between Pageflex and Suttle-Straus, Inc., dated November 14, 2006.

346.	License Agreement by and between Pageflex, Inc. and Synchronized Communications, L.L.C., dated May 2, 2003.

347.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Synergy Inc., dated September , 2008, as amended.

348.	License Agreement by and between Pageflex and Tabs Direct, dated May 31, 2008.

349.	License Agreement by and between Pageflex and Tangent Communications, dated June 13, 2008.

350.	License Agreement by and between Pageflex, a division of Bitstream Inc. and

Tecrea Systems, Inc., dated June 25, 2009.

351.	License Agreement by and between Pageflex and Tenez, Inc., dated November 27, 2007.

352.	License Agreement by and between Pageflex and TGI Direct, dated June 30, 2006.

353.	License Agreement by and between Pageflex and Today’s Graphics, dated November 21, 2007.

354.	License Agreement by and between Pageflex and Trade Graphics, dated November 6, 2007.

355.	License Agreement by and between Pageflex and Tulip Graphics, dated December 31, 2007.

356.	License Agreement by and between Pageflex and Unicome Graphics Limited, dated December 8, 2006.

357.	License Agreement by and between Pageflex and USA Direct, Inc., dated December 11, 2002.

358.	License Agreement by and between Pageflex, Inc. and Valassis Communications, Inc., dated February 6, 2003.

359.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Vanick Group, LLC, dated March 27, 2009.

360.	License Agreement by and between Pageflex and Veitch Digital Partners, dated June 28, 2007.

361.	License Agreement by and between Pageflex and Velocity Print Solutions, dated May 2, 2007.

362.	License Agreement by and between Pagflex, Inc. and Versient, Inc., dated February 25, 2000, as amended.

363.	License and Support Agreement by and between Pageflex, Inc. and Vertis Inc., dated February 23, 2004.

364.	License Agreement by and between Pageflex and vicinity Ads, dated June , 2006.

365.	License Agreement by and between Pageflex and Village Press, dated May 5, 2006.

366.	License Agreement by and between Pageflex and Vision Integrated Graphics

Group, dated March 30, 2007.

367.	License Agreement by and between Pageflex, Inc. and Walsworth Publishing Company, dated May 29, 2004.

368.	License Agreement by and between Pageflex, Inc. and Washington State Department of Printing, dated October , 2003.

369.	License Agreement by and between Pageflex and The Watermark Group, Inc., dated November 14, 2006, as amended.

370.	License Agreement by and between Pageflex, Inc. and Webb/Mason, dated March 29, 2001, as restated and amended.

371.	License Agreement by and between Pageflex and Lord and Stevens, Inc., dba WebsitesForPrinters.com, dated August 23, 2007.

372.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Widen Enterprises, Inc., dated February 3, 2009.

373.	License Agreement by and between Pageflex and Wilcorgraphics, dated December 15, 2004.

374.	License Agreement by and between Pageflex and WowTools, Inc., dated November 2, 2006.

375.	License Agreement by and between Pageflex and Wright of Thomasville, dated August 13, 2007.

376.	License Agreement by and between Pageflex and Wilkes Direct, date February 28, 2007.

377.	License Agreement by and between Pageflex, Inc. and Wise Business Forms, dated December 28, 1999, as amended.

378.	License Agreement by and between Pageflex, Inc. and World Trade Printing Center, dated June 7, 2004.

379.	License Agreement by and between Pageflex and X6 Technologies, dated December 30, 2005, as amended.

380.	License Agreement by and between Pageflex, Inc. and Xerox Corporation, date June , 2003.

381.	License Agreement by and between Pageflex and MailWell 121 dated .

382.	License Agreement by and between Pageflex, Inc. and MyAdGuys.com Inc. dated June 30, 2003.

383.	License Agreement by and between Pageflex, a division of Bitstream Inc. and Marketing Software Australia Asset Trust dated June 30, 2009.

384.	License Agreement by and between Pageflex and Quantumplus Worldwide L.P., d/b/a Marketing Technology Group, dated November 15, 2006.

385.	Support Agreement by and between Pageflex, a division of Bitstream Inc. and Medical University of South Carolina dated January , 2010.

386.	License Agreement by and between Pageflex, Inc. and Merrill Communications LLC dated March 30, 2004, as amended.

387.	License Agreement by and between Pageflex and National Multiple Listing, Inc. dated February 17, 2006.

388.	License Agreement by and between Pageflex and Cerqa, a division of Beacon Printing & Graphics, Inc. dated March 31, 2004.

389.	License Agreement by and between Pageflex, Inc. and Nimblefish Technologies, Inc. dated October 29, 1999, as amended.

390.	License Agreement by and between Pageflex, Inc. and NSN Solutions dated May 10, 2007.

391.	License Agreement by and between Pageflex, Inc. and The Olgilvy Group, Inc. dated December 31, 2001.

392.	Support Agreement by and between Bitstream Inc. and The Old Trail Printing Company dated .

393.	First Amendment to Pageflex License Agreement of December 29, 2006 by an between Pageflex, a division of Bitstream Inc. and Piedmont Graphics, dated August , 2007.

394.	Support Agreement by and between Pageflex and The Printer, signed by Pageflex on March 4, 2008 and by The Printer on November 29, 2007.

395.	License Agreement by and between Pageflex and Proven Pictures, dated June 30, 2006.

396.	Master License Agreement by and between The Prudential Insurance Company of America and Pageflex, a division of Bitstream Inc., signed by Prudential on June 8, 2009 and by Pageflex on June 10, 2009.

397.	Software License and Service Agreement for Internal Use by and between Pageflex, a division of Bitstream Inc. and SAP AG, as amended (no date) (signed by SAP AG on November 13, 2009 and by Licensor on November 23, 2009.)

398.	License Agreement by and between Pageflex and St. Ives Inc., Cleveland, dated September 26, 2007.

399.	Master Software License Agreement by and between Thomson Legal & Regulatory Applications, Inc. and its Affiliates and Pageflex, Inc., dated October 7, 2002.

400.	BOLT License Agreement by and between Bitstream Inc. and PT. Bakrie Telecom, Tbk dated December 1, 2010

401.	BuzzCity Merchant Agreement by and between [ ] and BuzzCity Plc Ltd. dated [ ]

402.	Channel Partner Agreement by and between Bitstream Inc. and GetJar Networks Ltd. dated September 6, 2010

403.	Advertising Publishing Agreement by and between Bitstream Inc. and Imere Technologies Pvt. Ltd. dated June 14, 2011

404.	BOLT License Agreement by and between Bitstream Inc. and KCmobile, Co. LTD dated November 30, 2009

405.	BOLT License Agreement by and between Bitstream Inc. and PT. Naga Mas Kreasi Mandiri dated September 28, 2009

406.	BOLT License Agreement by and between Bitstream Inc. and Rediff.com India Limited dated November 9, 2010

407.	BOLT License Agreement by and between Bitstream Inc. and Visual Fan Ltd. dated October 19, 2009

408.	Local Search and Advertising Term Sheet Agreement by and between Bitstream Inc. and xAD, Inc dated March 18, 2011

Schedule 1(a)(ii)

Tangible Assets

Draft Preliminary - For Discussion Purposes Only!

	N = New	A = Active
Bitstream, Inc.	E = Excellent	D = Disposed
Valuation of Certain Assets of Bitstream	VG = Very Good	I = Idle; Functional
Detail - Personal Property	G = Good	NIS = Not in Service; Non Operational
Valuation Date: October 21, 2011	F = Fair	X = Intercompany Transfer
P = Poor
	S = Scrap	* See ‘Condition_Status’ tab for more detail

D&P No.	Structure ID	Asset ID	Asset Description	Asset Class ID	Reformatted Asset Class	Acquisition Date	Acquisition Cost	D&P Asset Description
5	500-40	001357	1991 computer additions sampo	CE	Computer Equipment	1/1/1991	21,591	1991 computer additions sampo
6	500-40	001358	1992 computer additions sampo	CE	Computer Equipment	1/1/1992	40,353	1992 computer additions sampo
8	500-40	001361	1994 Computer additions	CE	Computer Equipment	12/30/1993	7,274	1994 Computer additions
179	840-00	000519	Quantity 4 - Seagate Sci-2 Disks 4266	CE	Computer Equipment	4/1/1995	7,918	Quantity 4 - Seagate Sci-2 Disks 4266
178	840-00	000518	Revolut. PCI/EISA 5/100 MI	CE	Computer Equipment	4/1/1995	4,830	Revolut. PCI/EISA 5/100 MI
182	840-00	000522	SCSI Express Upgrade Server2 NXV-V2	CE	Computer Equipment	5/1/1995	2,810	SCSI Express Upgrade Server2 NXV-V2
183	840-00	000637	TerraNet CISCO Router CSU/DSU	CE	Computer Equipment	7/1/1995	2,295	TerraNet CISCO Router CSU/DSU
184	840-00	000515	Dell Server (Thawk Rack)	CE	Computer Equipment	9/1/1995	2,290	Dell Server (Thawk Rack)
187	840-00	000627	DLT DS9400 40GB Single Tape BK	CE	Computer Equipment	11/1/1995	5,304	DLT DS9400 40GB Single Tape BK
195	840-00	000555	2.1GB Wide SCSI SGL, 4MB EDRAM	CE	Computer Equipment	5/1/1996	11,686	2.1GB Wide SCSI SGL, 4MB EDRAM
214	840-00	000588	Sun CUS, upgrade sparc 5 model 110 #3651	CE	Computer Equipment	5/1/1996	6,532	Sun CUS, upgrade sparc 5 model 110 #3651
212	840-00	000584	Linkbuilder FMS 100	CE	Computer Equipment	5/1/1996	5,979	Linkbuilder FMS 100
199	840-00	000566	DLT DS9400 40GB Single Tape	CE	Computer Equipment	5/1/1996	5,300	DLT DS9400 40GB Single Tape
722	500-30	001147	CPU Power Mac 9500 16/2G/CD/13	CE	Computer Equipment	5/1/1996	3,388	CPU Power Mac 9500 16/2G/CD/13
209	840-00	000581	Linkswitch 1000	CE	Computer Equipment	5/1/1996	3,096	Linkswitch 1000
210	840-00	000582	Linkswitch 1000	CE	Computer Equipment	5/1/1996	3,096	Linkswitch 1000
202	840-00	000572	Great Plains server H.P. DL380-Serial -E	CE	Computer Equipment	5/1/1996	2,223	Great Plains server H.P. DL380-Serial -E
197	840-00	000557	Compaq Library B/U	CE	Computer Equipment	5/1/1996	2,070	Compaq Library B/U
223	840-00	000559	PFDEMOY Compaq server H.P. DL 380	CE	Computer Equipment	6/1/1996	3,056	PFDEMOY Compaq server H.P. DL 380
224	840-00	000595	Dell Server ( Thawk Rack )	CE	Computer Equipment	6/1/1996	2,430	Dell Server ( Thawk Rack )
220	840-00	000525	OEM-ACT 2.0 WIN 10Pk	CE	Computer Equipment	6/1/1996	2,080	OEM-ACT 2.0 WIN 10Pk
227	840-00	000597	SUNX1215A System Board W/85MHZ Process	CE	Computer Equipment	7/1/1996	26,910	SUNX1215A System Board W/85MHZ Process
226	840-00	000596	SunS1000E Cabinet System 1000 CAN w/CD	CE	Computer Equipment	7/1/1996	18,630	SunS1000E Cabinet System 1000 CAN w/CD
232	840-00	000605	SUNX790A SPARC Storage Array w/6x2.1	CE	Computer Equipment	7/1/1996	15,042	SUNX790A SPARC Storage Array w/6x2.1
228	840-00	000598	SUNX1215A-PROMO W/two 85MHZ Process	CE	Computer Equipment	7/1/1996	11,040	SUNX1215A-PROMO W/two 85MHZ Process
234	840-00	000607	Dparcstorage DLT4000 Tape Drive 50-50	CE	Computer Equipment	7/1/1996	5,175	Dparcstorage DLT4000 Tape Drive 50-50
235	840-00	000612	SPARC	CE	Computer Equipment	7/1/1996	2,826	SPARC
251	840-00	000621	Sun Server	CE	Computer Equipment	10/1/1996	10,773	Sun Server
260	840-00	000560	Proof Point Server	CE	Computer Equipment	6/1/1997	2,780	Proof Point Server
261	840-00	000632	Rack mount Battery B/U	CE	Computer Equipment	6/1/1997	2,780	Rack mount Battery B/U
264	840-00	000479	SUN MISC. parts	CE	Computer Equipment	7/1/1997	3,428	SUN MISC. parts
729	500-30	001134	Gatewau Pentium PC G6-266	CE	Computer Equipment	7/1/1997	2,932	Gatewau Pentium PC G6-266
269	840-00	000602	SUN EQUIPMENT RENEWAL MAINT.	CE	Computer Equipment	7/1/1997	2,902	SUN EQUIPMENT RENEWAL MAINT.
728	500-30	000488	Gateway Pentium PC G6-266	CE	Computer Equipment	7/1/1997	2,733	Gateway Pentium PC G6-266
289	840-00	000611	DLT TAPE DRIVE5X4.2GB DRIVE FOR SPARC ST	CE	Computer Equipment	1/1/1998	6,917	DLT TAPE DRIVE5X4.2GB DRIVE FOR SPARC ST
13	500-40	000511	GP6-333 Gateway System #0009458578	CE	Computer Equipment	3/1/1998	2,472	GP6-333 Gateway System #0009458578
299	840-00	001141	IBM Wheelwriter 1500 Typewriter	CE	Computer Equipment	3/1/1998	2,255	IBM Wheelwriter 1500 Typewriter
737	400-30	001140	Trade Show Booth Projector Screen	CE	Computer Equipment	3/1/1998	2,255	Trade Show Booth Projector Screen
738	400-30	001142	LCD Projector Proxima 5900	CE	Computer Equipment	3/1/1998	2,255	LCD Projector Proxima 5900
743	500-30	001135	Domino V4.6 Notes Server Single	CE	Computer Equipment	4/1/1998	2,255	Domino V4.6 Notes Server Single
14	500-40	001365	Computer Notebook	CE	Computer Equipment	12/2/1998	3,701	Computer Notebook
15	500-40	001151	Gateway GP6-450 128MB	CE	Computer Equipment	2/1/1999	2,304	Gateway GP6-450 128MB
758	500-30	001160	gateway GP6-450 12SMB 14GB ZIP	CE	Computer Equipment	2/24/1999	2,676	gateway GP6-450 12SMB 14GB ZIP
759	500-30	001161	gateway GP6-450 12SMB 14GB ZIP	CE	Computer Equipment	2/24/1999	2,676	gateway GP6-450 12SMB 14GB ZIP
760	500-30	001159	gateway GP6-450 12SMB 14GB ZIP	CE	Computer Equipment	2/25/1999	2,735	gateway GP6-450 12SMB 14GB ZIP
307	220-00	000657	Gateway GP7-500 / Amherst #387444	CE	Computer Equipment	3/1/1999	3,105	Gateway GP7-500 / Amherst #387444
308	220-00	000659	Powermac G3-300 xtra mem- Amhe #386894	CE	Computer Equipment	3/1/1999	2,743	Powermac G3-300 xtra mem- Amhe #386894
17	310-40	000655	Powermac G3/350 - Amherst #386868	CE	Computer Equipment	3/1/1999	2,438	Powermac G3/350 - Amherst #386868
763	500-30	001150	tag #17081 power mac. G3 power pc	CE	Computer Equipment	3/4/1999	2,700	tag #17081 power mac. G3 power pc
310	840-00	000664	Sun Server	CE	Computer Equipment	5/1/1999	13,886	Sun Server
775	500-30	001153	Gateway GP7 500 256MB 18GB 16MB VID	CE	Computer Equipment	5/5/1999	3,299	Gateway GP7 500 256MB 18GB 16MB VID
19	500-40	000668	Powermac G3-333 / Amherst 409030	CE	Computer Equipment	6/1/1999	2,501	Powermac G3-333 / Amherst 409030
783	500-30	001154	1002610 GP7-550 PC	CE	Computer Equipment	7/6/1999	2,519	1002610 GP7-550 PC
787	500-30	001155	1002554 E-5250 550 PC	CE	Computer Equipment	7/19/1999	4,125	1002554 E-5250 550 PC
788	310-30	001157	Gateway GP7-600 w/speaakers & Maintenanc	CE	Computer Equipment	9/9/1999	2,390	Gateway GP7-600 w/speaakers & Maintenanc
790	310-30	001169	Gateway CPU	CE	Computer Equipment	10/19/1999	2,351	Gateway CPU
792	500-30	001205	GP7-550 GATEWAY PC	CE	Computer Equipment	1/1/2000	2,275	GP7-550 GATEWAY PC
814	310-30	001214	Gateway GP7-800 PC	CE	Computer Equipment	4/18/2000	2,506	Gateway GP7-800 PC
815	150-30	001207	Gateway E5400-800 PC	CE	Computer Equipment	4/25/2000	7,194	Gateway E5400-800 PC
816	500-30	001215	GP7-850 PC	CE	Computer Equipment	6/14/2000	2,375	GP7-850 PC
343	840-00	000733	CISCO 1700 IP PLUS	CE	Computer Equipment	8/9/2000	6,825	CISCO 1700 IP PLUS
344	840-00	000734	CISCO 1700 IP PLUS	CE	Computer Equipment	8/9/2000	6,825	CISCO 1700 IP PLUS

D&P Denoted Location	Acquisition Date	Original Cost	Valuation Cost	QUESTIONNAIRE CATEGORY	Condition Code (Use Dropdown Code)	Condition Comments	Status Code (Use Dropdown Code)	Status Comments
US	1/1/1991	21,591	21,591	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	1/1/1992	40,353	40,353	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	12/30/1993	7,274	7,274	Old Computer Equipment - 2005 and Older	S = Scrap		D =Disposed
US	4/1/1995	7,918	7,918	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	4/1/1995	4,830	4,830	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	5/1/1995	2,810	2,810	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	7/1/1995	2,295	2,295	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	9/1/1995	2,290	2,290	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	11/1/1995	5,304	5,304	Old Computer Equipment - 2005 and Older	P = Poor		NIS = Not in Service; Non Operational
US	5/1/1996	11,686	11,686	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	5/1/1996	6,532	6,532	Old Computer Equipment - 2005 and Older	F = Fair		A = Active
US	5/1/1996	5,979	5,979	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	5/1/1996	5,300	5,300	Old Computer Equipment - 2005 and Older	P = Poor		NIS = Not in Service; Non Operational
US	5/1/1996	3,388	3,388	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	5/1/1996	3,096	3,096	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	5/1/1996	3,096	3,096	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	5/1/1996	2,223	2,223	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	5/1/1996	2,070	2,070	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	6/1/1996	3,056	3,056	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	6/1/1996	2,430	2,430	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	6/1/1996	2,080	2,080	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	7/1/1996	26,910	26,910	Old Computer Equipment - 2005 and Older	F = Fair		A = Active
US	7/1/1996	18,630	18,630	Old Computer Equipment - 2005 and Older	F = Fair		A = Active
US	7/1/1996	15,042	15,042	Old Computer Equipment - 2005 and Older	F = Fair		A = Active
US	7/1/1996	11,040	11,040	Old Computer Equipment - 2005 and Older	P = Poor		A = Active
US	7/1/1996	5,175	5,175	Old Computer Equipment - 2005 and Older	P = Poor		NIS = Not in Service; Non Operational
US	7/1/1996	2,826	2,826	Old Computer Equipment - 2005 and Older	P = Poor		A = Active
US	10/1/1996	10,773	10,773	Old Computer Equipment - 2005 and Older	F = Fair		A = Active
US	6/1/1997	2,780	2,780	Old Computer Equipment - 2005 and Older	F = Fair		A = Active
US	6/1/1997	2,780	2,780	Old Computer Equipment - 2005 and Older	F = Fair		A = Active
US	7/1/1997	3,428	3,428	Old Computer Equipment - 2005 and Older	P = Poor		A = Active
US	7/1/1997	2,932	2,932	Old Computer Equipment - 2005 and Older	F = Fair		A = Active
US	7/1/1997	2,902	2,902	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	7/1/1997	2,733	2,733	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	1/1/1998	6,917	6,917	Old Computer Equipment - 2005 and Older	P = Poor		NIS = Not in Service; Non Operational
US	3/1/1998	2,472	2,472	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	3/1/1998	2,255	2,255	Old Computer Equipment - 2005 and Older	F = Fair		A = Active
US	3/1/1998	2,255	2,255	Old Computer Equipment - 2005 and Older	F = Fair		A = Active
US	3/1/1998	2,255	2,255	Old Computer Equipment - 2005 and Older	F = Fair		A = Active
US	4/1/1998	2,255	2,255	Old Computer Equipment - 2005 and Older	F = Fair		A = Active
US	12/2/1998	3,701	3,701	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	2/1/1999	2,304	2,304	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	2/24/1999	2,676	2,676	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	2/24/1999	2,676	2,676	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	2/25/1999	2,735	2,735	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	3/1/1999	3,105	3,105	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	3/1/1999	2,743	2,743	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	3/1/1999	2,438	2,438	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	3/4/1999	2,700	2,700	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	5/1/1999	13,886	13,886	Old Computer Equipment - 2005 and Older	S = Scrap		D =Disposed
US	5/5/1999	3,299	3,299	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	6/1/1999	2,501	2,501	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	7/6/1999	2,519	2,519	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	7/19/1999	4,125	4,125	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	9/9/1999	2,390	2,390	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	10/19/1999	2,351	2,351	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	1/1/2000	2,275	2,275	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	4/18/2000	2,506	2,506	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	4/25/2000	7,194	7,194	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	6/14/2000	2,375	2,375	Old Computer Equipment - 2005 and Older	S = Scrap		NIS = Not in Service; Non Operational
US	8/9/2000	6,825	6,825	Old Computer Equipment - 2005 and Older
US	8/9/2000	6,825	6,825	Old Computer Equipment - 2005 and Older

Draft Preliminary - For Discussion Purposes Only!

345	840-00	000716	DLT LIBRARYCybernetics-AME 8mm Tape Chan	CE	Computer Equipment	9/1/2000	8,285	DLT LIBRARYCybernetics-AME 8mm Tape Chan
347	840-00	500009	PIII 733, DUEL 18GB, 40X CD, DEUL 10/100	CE	Computer Equipment	10/25/2000	2,027	PIII 733, DUEL 18GB, 40X CD, DEUL 10/100
827	500-30	001230	GATEWAY GP7-866 CPU (PF NOTES SERVER)	CE	Computer Equipment	10/26/2000	2,075	GATEWAY GP7-866 CPU (PF NOTES SERVER)
349	840-00	000731	Sales Logix Sync Server	CE	Computer Equipment	10/30/2000	4,804	Sales Logix Sync Server
829	500-30	001233	APPLE MACINTOSH G4	CE	Computer Equipment	11/20/2000	2,759	APPLE MACINTOSH G4
353	840-00	500013	SSRMSYSA IPC Rackmount ATX System Config	CE	Computer Equipment	1/1/2001	4,886	SSRMSYSA IPC Rackmount ATX System Config
351	840-00	500011	SSRMSYSA IPC Rackmount ATX System Config	CE	Computer Equipment	1/1/2001	3,788	SSRMSYSA IPC Rackmount ATX System Config
352	840-00	500012	SSRMSYSA IPC Rackmount ATX System Config	CE	Computer Equipment	1/1/2001	3,788	SSRMSYSA IPC Rackmount ATX System Config
830	500-30	001241	m933 pROFESSIONAL mID toWER	CE	Computer Equipment	1/10/2001	2,235	m933 pROFESSIONAL mID toWER
831	500-30	001242	DELL Dimension 4100 Series	CE	Computer Equipment	1/24/2001	3,014	DELL Dimension 4100 Series
355	840-00	001248	DELL Piii Mini-tower Optiplex GX110	CE	Computer Equipment	1/26/2001	2,111	DELL Piii Mini-tower Optiplex GX110
832	500-30	001247	DELL PIII Mini-tower	CE	Computer Equipment	1/26/2001	2,111	DELL PIII Mini-tower
25	310-40	000745	Apple Powerbook G4 Titanium Laptop	CE	Computer Equipment	2/26/2001	4,301	Apple Powerbook G4 Titanium Laptop
357	840-00	000749	Radware LinkProof	CE	Computer Equipment	4/16/2001	12,603	Radware LinkProof
358	840-00	000750	Nokia Internet Communications	CE	Computer Equipment	4/16/2001	6,688	Nokia Internet Communications
360	840-00	000754	Sun Drive X5244A & Sun Netra ST D130 Sto	CE	Computer Equipment	8/8/2001	2,908	Sun Drive X5244A & Sun Netra ST D130 Sto
361	840-00	000755	Sun Drive X5244A & Sun Netra ST D130 Sto	CE	Computer Equipment	8/8/2001	2,908	Sun Drive X5244A & Sun Netra ST D130 Sto
362	840-00	500014	Alteon 180e Gigabit Load balancing Switc	CE	Computer Equipment	8/31/2001	3,841	Alteon 180e Gigabit Load balancing Switc
835	500-30	001256	Dell Computer	CE	Computer Equipment	8/31/2001	2,419	Dell Computer
363	840-00	000761	Aladdin eSafe Protect Gateway for Checkp	CE	Computer Equipment	9/27/2001	6,615	Aladdin eSafe Protect Gateway for Checkp
365	840-00	000763	DLT LIBRARY 64 Nit 66 MHZ Dual Channel T	CE	Computer Equipment	9/28/2001	21,525	DLT LIBRARY 64 Nit 66 MHZ Dual Channel T
364	840-00	000760	Nokia IP330 Firewall U-cpvp-VIG-250-3DES	CE	Computer Equipment	9/28/2001	8,749	Nokia IP330 Firewall U-cpvp-VIG-250-3DES
31	500-40	000776	3COM SUPER-STACK 3 FIREWALL	CE	Computer Equipment	5/3/2002	3,030	3COM SUPER-STACK 3 FIREWALL
32	500-40	000777	3COM SUPER-STACK 3 FIREWALL	CE	Computer Equipment	5/3/2002	3,030	3COM SUPER-STACK 3 FIREWALL
30	500-40	000775	3COM SWITCH 4400	CE	Computer Equipment	5/3/2002	2,101	3COM SWITCH 4400
38	500-40	000783	COMPAQ DL-380	CE	Computer Equipment	5/21/2002	5,576	COMPAQ DL-380
41	500-40	000786	COMPAQ DL-360	CE	Computer Equipment	5/21/2002	4,010	COMPAQ DL-360
39	500-40	000784	COMPAQ DL-360	CE	Computer Equipment	5/21/2002	4,010	COMPAQ DL-360
40	500-40	000785	CAMPAQ DL-360	CE	Computer Equipment	5/21/2002	4,010	CAMPAQ DL-360
373	840-00	500021	Dell Power Edge 2650	CE	Computer Equipment	7/1/2002	4,357	Dell Power Edge 2650
371	840-00	000792	Dell PowerEdge 1650 - Content Vectoring	CE	Computer Equipment	7/1/2002	3,402	Dell PowerEdge 1650 - Content Vectoring
374	840-00	500022	Dell PowerEdge 1650	CE	Computer Equipment	8/27/2002	2,490	Dell PowerEdge 1650
376	840-00	000793	TL891 DLX Library Expansion Unit	CE	Computer Equipment	9/6/2002	4,442	TL891 DLX Library Expansion Unit
836	500-30	001257	CPQ Proliant DL380 G2 7/1400 256MB	CE	Computer Equipment	9/10/2002	2,688	CPQ Proliant DL380 G2 7/1400 256MB
377	840-00	500025	Dell Precision 340 MiniTower 2.53Ghz/533	CE	Computer Equipment	10/23/2002	2,233	Dell Precision 340 MiniTower 2.53Ghz/533
378	840-00	500026	Altheon 180e	CE	Computer Equipment	10/23/2002	2,120	Altheon 180e
837	500-30	001258	Compaq proliant DL380R G3 Server	CE	Computer Equipment	2/2/2003	4,138	Compaq proliant DL380R G3 Server
839	400-30	001262	Dell Inspirion 8200 NoteBook	CE	Computer Equipment	2/13/2003	4,120	Dell Inspirion 8200 NoteBook
840	310-30	001264	DELL OPTIPLEX GX260T	CE	Computer Equipment	3/3/2003	2,050	DELL OPTIPLEX GX260T
380	840-00	000795	DELL 1650 SERVER -SALES LOGIC DATABASE	CE	Computer Equipment	3/18/2003	4,432	DELL 1650 SERVER -SALES LOGIC DATABASE
842	400-30	001269	HP Color LaserJet 5500DN Printer	CE	Computer Equipment	4/2/2003	3,763	HP Color LaserJet 5500DN Printer
42	500-40	000769	Apple Powewrbook G4 17 inch Notebook	CE	Computer Equipment	4/8/2003	4,557	Apple Powewrbook G4 17 inch Notebook
843	150-30	001266	Compaq Proliant DL-380R-G3	CE	Computer Equipment	4/15/2003	6,272	Compaq Proliant DL-380R-G3
844	500-30	001267	DELL Inspiron 8500 Mobile Pentium 4 Lapt	CE	Computer Equipment	4/25/2003	2,648	DELL Inspiron 8500 Mobile Pentium 4 Lapt
845	150-30	001268	DELL Inspiron 8500 Mobile Pentium 4 Lapt	CE	Computer Equipment	6/22/2003	3,299	DELL Inspiron 8500 Mobile Pentium 4 Lapt
384	840-00	500029	Raritan Z-SeriesKVM IP-PAC	CE	Computer Equipment	7/25/2003	4,315	Raritan Z-SeriesKVM IP-PAC
385	840-00	500030	CPQ PROLIANT DL380R G3	CE	Computer Equipment	8/5/2003	4,239	CPQ PROLIANT DL380R G3
386	840-00	500031	CPQ PROLIANT DL380R G3	CE	Computer Equipment	8/11/2003	3,548	CPQ PROLIANT DL380R G3
390	840-00	000804	CISCO Supervisor Engine, 2-GE, Plus MSFC	CE	Computer Equipment	8/20/2003	15,397	CISCO Supervisor Engine, 2-GE, Plus MSFC
398	840-00	000812	CISCO Catalyst 6513 Chassis	CE	Computer Equipment	8/20/2003	11,575	CISCO Catalyst 6513 Chassis
391	840-00	000805	CISCO Catalyst 6500 48 Port 10/100 Upgra	CE	Computer Equipment	8/20/2003	5,134	CISCO Catalyst 6500 48 Port 10/100 Upgra
392	840-00	000806	CISCO Catalyst 6500 48 Port 10/100 Upgra	CE	Computer Equipment	8/20/2003	5,134	CISCO Catalyst 6500 48 Port 10/100 Upgra
393	840-00	000807	CISCO Catalyst 6500 48 Port 10/100 Upgra	CE	Computer Equipment	8/20/2003	5,134	CISCO Catalyst 6500 48 Port 10/100 Upgra
394	840-00	000808	CISCO Catalyst 6500 48 Port 10/100 Upgra	CE	Computer Equipment	8/20/2003	5,134	CISCO Catalyst 6500 48 Port 10/100 Upgra
395	840-00	000809	CISCO Catalyst 6500 48 Port 10/100 Upgra	CE	Computer Equipment	8/20/2003	5,134	CISCO Catalyst 6500 48 Port 10/100 Upgra
396	840-00	000810	CISCO PIX 515E- Chassis, Unrestricted SW	CE	Computer Equipment	8/20/2003	4,893	CISCO PIX 515E- Chassis, Unrestricted SW
387	840-00	000801	Cisco Catalyst 6513 Chassis w/Fan	CE	Computer Equipment	8/20/2003	3,702	Cisco Catalyst 6513 Chassis w/Fan
399	840-00	000815	CISCO 48-10/100 and 2 GBIC ports	CE	Computer Equipment	8/20/2003	3,312	CISCO 48-10/100 and 2 GBIC ports
397	840-00	000811	CISCO PIX 515E- Chassis Failover SW, 2FE	CE	Computer Equipment	8/20/2003	2,176	CISCO PIX 515E- Chassis Failover SW, 2FE
388	840-00	000802	CISCO Catalyst 6000 2500w AC Power Suppl	CE	Computer Equipment	8/20/2003	2,100	CISCO Catalyst 6000 2500w AC Power Suppl
389	840-00	000803	CISCO Catalyst 6000 2500w Ac Power Suppl	CE	Computer Equipment	8/20/2003	2,100	CISCO Catalyst 6000 2500w Ac Power Suppl
401	840-00	000814	APC Smart UPS RM 5000VA XL	CE	Computer Equipment	8/25/2003	2,995	APC Smart UPS RM 5000VA XL
402	840-00	000816	CISCO Catalyst 6500 48Port 10/100 Upgrad	CE	Computer Equipment	8/26/2003	4,267	CISCO Catalyst 6500 48Port 10/100 Upgrad
403	840-00	000818	CISCO Catalyst 6500 48Port 10/100 Upgrad	CE	Computer Equipment	8/26/2003	4,267	CISCO Catalyst 6500 48Port 10/100 Upgrad
404	840-00	000817	CISCO VPN 3005 Concentrator, HW Set SW,	CE	Computer Equipment	8/29/2003	3,529	CISCO VPN 3005 Concentrator, HW Set SW,
407	220-00	000800	DELL Inspiron 8500	CE	Computer Equipment	9/4/2003	3,378	DELL Inspiron 8500
413	840-00	000827	CISCO Server Component Install	CE	Computer Equipment	10/1/2003	7,700	CISCO Server Component Install
412	840-00	000826	Cisco 2610XM Router w/ NN 8 port analog	CE	Computer Equipment	10/1/2003	3,317	Cisco 2610XM Router w/ NN 8 port analog
44	500-40	000829	COmpaq DL-380R Server	CE	Computer Equipment	11/1/2003	3,909	COmpaq DL-380R Server
414	840-00	500036	Altheon 180e Switch w/rack Kit	CE	Computer Equipment	1/20/2004	2,375	Altheon 180e Switch w/rack Kit
415	810-00	000834	OptiPlex GX270T 3.2Ghz, P4, Grey Small m	CE	Computer Equipment	1/25/2004	2,474	OptiPlex GX270T 3.2Ghz, P4, Grey Small m

US	9/1/2000	8,285	8,285	Old Computer Equipment - 2005 and Older	S = Scrap	NIS = Not in Service; Non Operational
US	10/25/2000	2,027	2,027	Old Computer Equipment - 2005 and Older
US	10/26/2000	2,075	2,075	Old Computer Equipment - 2005 and Older	S = Scrap	NIS = Not in Service; Non Operational
US	10/30/2000	4,804	4,804	Old Computer Equipment - 2005 and Older	F = Fair	A = Active
US	11/20/2000	2,759	2,759	Old Computer Equipment - 2005 and Older
US	1/1/2001	4,886	4,886	Old Computer Equipment - 2005 and Older
US	1/1/2001	3,788	3,788	Old Computer Equipment - 2005 and Older
US	1/1/2001	3,788	3,788	Old Computer Equipment - 2005 and Older
US	1/10/2001	2,235	2,235	Old Computer Equipment - 2005 and Older
US	1/24/2001	3,014	3,014	Old Computer Equipment - 2005 and Older
US	1/26/2001	2,111	2,111	Old Computer Equipment - 2005 and Older
US	1/26/2001	2,111	2,111	Old Computer Equipment - 2005 and Older
US	2/26/2001	4,301	4,301	Old Computer Equipment - 2005 and Older
US	4/16/2001	12,603	12,603	Old Computer Equipment - 2005 and Older	S = Scrap	D = Disposed
US	4/16/2001	6,688	6,688	Old Computer Equipment - 2005 and Older	S = Scrap	D = Disposed
US	8/8/2001	2,908	2,908	Old Computer Equipment - 2005 and Older	S = Scrap	D = Disposed
US	8/8/2001	2,908	2,908	Old Computer Equipment - 2005 and Older	S = Scrap	D = Disposed
US	8/31/2001	3,841	3,841	Old Computer Equipment - 2005 and Older	F = Fair	A = Active
US	8/31/2001	2,419	2,419	Old Computer Equipment - 2005 and Older	S = Scrap	NIS = Not in Service; Non Operational
US	9/27/2001	6,615	6,615	Old Computer Equipment - 2005 and Older	S = Scrap	D = Disposed
US	9/28/2001	21,525	21,525	Old Computer Equipment - 2005 and Older	P = Poor	NIS = Not in Service; Non Operational
US	9/28/2001	8,749	8,749	Old Computer Equipment - 2005 and Older	S = Scrap	D = Disposed
US	5/3/2002	3,030	3,030	Old Computer Equipment - 2005 and Older
US	5/3/2002	3,030	3,030	Old Computer Equipment - 2005 and Older
US	5/3/2002	2,101	2,101	Old Computer Equipment - 2005 and Older
US	5/21/2002	5,576	5,576	Old Computer Equipment - 2005 and Older
US	5/21/2002	4,010	4,010	Old Computer Equipment - 2005 and Older
US	5/21/2002	4,010	4,010	Old Computer Equipment - 2005 and Older
US	5/21/2002	4,010	4,010	Old Computer Equipment - 2005 and Older
US	7/1/2002	4,357	4,357	Old Computer Equipment - 2005 and Older
US	7/1/2002	3,402	3,402	Old Computer Equipment - 2005 and Older
US	8/27/2002	2,490	2,490	Old Computer Equipment - 2005 and Older
US	9/6/2002	4,442	4,442	Old Computer Equipment - 2005 and Older	S = Scrap	NIS = Not in Service; Non Operational
US	9/10/2002	2,688	2,688	Old Computer Equipment - 2005 and Older
US	10/23/2002	2,233	2,233	Old Computer Equipment - 2005 and Older
US	10/23/2002	2,120	2,120	Old Computer Equipment - 2005 and Older
US	2/2/2003	4,138	4,138	Old Computer Equipment - 2005 and Older
US	2/13/2003	4,120	4,120	Old Computer Equipment - 2005 and Older
US	3/3/2003	2,050	2,050	Old Computer Equipment - 2005 and Older
US	3/18/2003	4,432	4,432	Old Computer Equipment - 2005 and Older
US	4/2/2003	3,763	3,763	Old Computer Equipment - 2005 and Older
US	4/8/2003	4,557	4,557	Old Computer Equipment - 2005 and Older
US	4/15/2003	6,272	6,272	Old Computer Equipment - 2005 and Older
US	4/25/2003	2,648	2,648	Old Computer Equipment - 2005 and Older
US	6/22/2003	3,299	3,299	Old Computer Equipment - 2005 and Older
US	7/25/2003	4,315	4,315	Old Computer Equipment - 2005 and Older
US	8/5/2003	4,239	4,239	Old Computer Equipment - 2005 and Older
US	8/11/2003	3,548	3,548	Old Computer Equipment - 2005 and Older
US	8/20/2003	15,397	15,397	Old Computer Equipment - 2005 and Older
US	8/20/2003	11,575	11,575	Old Computer Equipment - 2005 and Older
US	8/20/2003	5,134	5,134	Old Computer Equipment - 2005 and Older
US	8/20/2003	5,134	5,134	Old Computer Equipment - 2005 and Older
US	8/20/2003	5,134	5,134	Old Computer Equipment - 2005 and Older
US	8/20/2003	5,134	5,134	Old Computer Equipment - 2005 and Older
US	8/20/2003	5,134	5,134	Old Computer Equipment - 2005 and Older
US	8/20/2003	4,893	4,893	Old Computer Equipment - 2005 and Older
US	8/20/2003	3,702	3,702	Old Computer Equipment - 2005 and Older
US	8/20/2003	3,312	3,312	Old Computer Equipment - 2005 and Older
US	8/20/2003	2,176	2,176	Old Computer Equipment - 2005 and Older
US	8/20/2003	2,100	2,100	Old Computer Equipment - 2005 and Older
US	8/20/2003	2,100	2,100	Old Computer Equipment - 2005 and Older
US	8/25/2003	2,995	2,995	Old Computer Equipment - 2005 and Older
US	8/26/2003	4,267	4,267	Old Computer Equipment - 2005 and Older
US	8/26/2003	4,267	4,267	Old Computer Equipment - 2005 and Older
US	8/29/2003	3,529	3,529	Old Computer Equipment - 2005 and Older
US	9/4/2003	3,378	3,378	Old Computer Equipment - 2005 and Older
US	10/1/2003	7,700	7,700	Old Computer Equipment - 2005 and Older
US	10/1/2003	3,317	3,317	Old Computer Equipment - 2005 and Older
US	11/1/2003	3,909	3,909	Old Computer Equipment - 2005 and Older
US	1/20/2004	2,375	2,375	Old Computer Equipment - 2005 and Older
US	1/25/2004	2,474	2,474	Old Computer Equipment - 2005 and Older

Draft Preliminary - For Discussion Purposes Only!

851	150-30	000832	Inspiron 5100, 15.1 XGA, 2.66GHx-P4	CE	Computer Equipment	1/26/2004	2,045	Inspiron 5100, 15.1 XGA, 2.66GHx-P4
852	150-30	001285	INSPIRON 8600, Pentium M, 1.7Ghz, 15.4 W	CE	Computer Equipment	3/25/2004	3,278	INSPIRON 8600, Pentium M, 1.7Ghz, 15.4 W
853	150-30	001286	INSPIRON 8600, Pentium M, 1.7Ghz, 15.4 W	CE	Computer Equipment	4/26/2004	3,283	INSPIRON 8600, Pentium M, 1.7Ghz, 15.4 W
46	500-40	000837	DELL POWER EDGE 750	CE	Computer Equipment	5/17/2004	2,327	DELL POWER EDGE 750
47	500-40	000838	DELL POWER EDGE 750	CE	Computer Equipment	5/17/2004	2,327	DELL POWER EDGE 750
48	500-40	000839	DELL POWER EDGE 750	CE	Computer Equipment	5/17/2004	2,327	DELL POWER EDGE 750
49	500-40	000840	DELL POWER EDGE 750	CE	Computer Equipment	5/17/2004	2,327	DELL POWER EDGE 750
423	840-00	000844	HP DL380- SERVER FOR SPAM -EMAIL	CE	Computer Equipment	6/17/2004	5,156	HP DL380- SERVER FOR SPAM -EMAIL
424	840-00	500048	Dell Power Edge 1750 image 3	CE	Computer Equipment	8/11/2004	3,987	Dell Power Edge 1750 image 3
425	840-00	000845	HP Proreliant DL380 G3 Rack	CE	Computer Equipment	8/12/2004	9,819	HP Proreliant DL380 G3 Rack
426	840-00	000846	HP Proreliant DL380 G3 Rack	CE	Computer Equipment	8/12/2004	9,819	HP Proreliant DL380 G3 Rack
50	170-40	000847	Dell Power Edge 750	CE	Computer Equipment	9/15/2004	2,201	Dell Power Edge 750
854	150-30	001289	HP DL380G4 7/3 PF DEMO SERVER	CE	Computer Equipment	11/1/2004	5,325	HP DL380G4 7/3 PF DEMO SERVER
431	220-00	001288	DELL INSPIRON	CE	Computer Equipment	11/1/2004	2,386	DELL INSPIRON
856	150-30	001290	DELL INSPIRON 8600 LAPTOP	CE	Computer Equipment	12/1/2004	3,088	DELL INSPIRON 8600 LAPTOP
433	800-00	000849	HP DL380-G4 FINANCE GREAT PLAINS SERVER	CE	Computer Equipment	1/1/2005	10,778	HP DL380-G4 FINANCE GREAT PLAINS SERVER
437	840-00	001296	DELL INSPIRON 8600 NOTEBOOK	CE	Computer Equipment	2/1/2005	3,190	DELL INSPIRON 8600 NOTEBOOK
439	840-00	000854	DELL POWERVAULT STORAGE ARRAY	CE	Computer Equipment	3/1/2005	10,819	DELL POWERVAULT STORAGE ARRAY
438	840-00	000853	DELL PE-1850 SERVER	CE	Computer Equipment	3/1/2005	6,872	DELL PE-1850 SERVER
441	840-00	500054	RARITAN Z-SERIES CIMS UKUMSPD	CE	Computer Equipment	5/10/2005	2,360	RARITAN Z-SERIES CIMS UKUMSPD
442	840-00	500050	DELL XEON PE2850	CE	Computer Equipment	5/11/2005	7,098	DELL XEON PE2850
443	840-00	500051	DELL XEON PE2850	CE	Computer Equipment	5/11/2005	7,098	DELL XEON PE2850
444	840-00	500053	DELL XEON PE2850	CE	Computer Equipment	5/11/2005	5,913	DELL XEON PE2850
445	840-00	500055	RARITAN Z-SERIES CIMS	CE	Computer Equipment	5/13/2005	2,914	RARITAN Z-SERIES CIMS
862	500-30	001305	DELL PowerEdge 1850	CE	Computer Equipment	7/14/2005	4,240	DELL PowerEdge 1850
863	150-30	000862	DELL PowerEdge 1850 , XEON	CE	Computer Equipment	7/15/2005	2,412	DELL PowerEdge 1850 , XEON
51	310-40	000860	DELL Optiplex GX620	CE	Computer Equipment	8/14/2005	2,198	DELL Optiplex GX620
866	400-30	001304	SONY Vaio FS500 VGN-FS500P (16780)	CE	Computer Equipment	8/15/2005	3,162	SONY Vaio FS500 VGN-FS500P (16780)
867	300-30	001302	DELL Latitude D810 Pentium M 780 Laptop	CE	Computer Equipment	9/4/2005	3,258	DELL Latitude D810 Pentium M 780 Laptop
868	400-30	001306	SONY Vaio FS500 VGN-FS500P	CE	Computer Equipment	9/23/2005	2,055	SONY Vaio FS500 VGN-FS500P
871	500-30	001310	DELL Optiplex GX-620	CE	Computer Equipment	10/27/2005	2,254	DELL Optiplex GX-620
873	500-30	001309	DELL Optiplex GX-620	CE	Computer Equipment	11/18/2005	2,395	DELL Optiplex GX-620
455	840-00	500068	HP PROCURVE 2848 MANAGED GIG SWITCH & RA	CE	Computer Equipment	11/21/2005	4,046	HP PROCURVE 2848 MANAGED GIG SWITCH & RA
456	840-00	500070	HP PROCURVE 2848 MANAGED GIG SWITCH & RA	CE	Computer Equipment	11/21/2005	4,046	HP PROCURVE 2848 MANAGED GIG SWITCH & RA
457	840-00	500067	APPLE XSERVE G5 2.0GHZ CTO	CE	Computer Equipment	11/22/2005	3,589	APPLE XSERVE G5 2.0GHZ CTO
459	840-00	000865	CISCO one port T# Network Module	CE	Computer Equipment	12/1/2005	5,643	CISCO one port T# Network Module
877	150-30	001314	DELL GX-620 MiniTower Pentium D 840/3.2G	CE	Computer Equipment	1/1/2006	2,132	DELL GX-620 MiniTower Pentium D 840/3.2G
883	310-30	001318	DELL LATITUDE 610 LAPTOP	CE	Computer Equipment	3/2/2006	2,404	DELL LATITUDE 610 LAPTOP
54	500-40	000868	DELL PowerEdge 850 Server	CE	Computer Equipment	3/24/2006	2,065	DELL PowerEdge 850 Server
55	500-40	000869	DELL PowerEdge 850 Server	CE	Computer Equipment	3/24/2006	2,065	DELL PowerEdge 850 Server
462	800-00	001326	HP/Compaq Laptop NC8230	CE	Computer Equipment	5/4/2006	3,317	HP/Compaq Laptop NC8230
56	500-40	000878	APPLE MACBOOK PRO 17 2.16GHz Intel Core	CE	Computer Equipment	5/12/2006	2,956	APPLE MACBOOK PRO 17 2.16GHz Intel Core
885	150-30	001329	SUN SUN Fire V40z with Mega Raid Card	CE	Computer Equipment	6/6/2006	10,935	SUN SUN Fire V40z with Mega Raid Card
57	500-40	000876	DELL PowerEdge 1850 -Dual Core 2.8 Gig X	CE	Computer Equipment	6/7/2006	6,172	DELL PowerEdge 1850 -Dual Core 2.8 Gig X
58	500-40	000877	DELL PowerEdge 1850 -Dual Core 2.8 Gig X	CE	Computer Equipment	6/7/2006	6,172	DELL PowerEdge 1850 -Dual Core 2.8 Gig X
891	500-30	001338	HP/Compaq LapTop NC8230	CE	Computer Equipment	7/10/2006	3,167	HP/Compaq LapTop NC8230
890	300-30	001336	HP/Compaq LapTop NC8230	CE	Computer Equipment	7/10/2006	3,167	HP/Compaq LapTop NC8230
894	150-30	001345	HP/Compaq LapTop NC8230	CE	Computer Equipment	8/11/2006	2,700	HP/Compaq LapTop NC8230
896	500-30	500075	Apple MacBook Pro, 15 inch, 2.16GHz Inte	CE	Computer Equipment	8/18/2006	3,127	Apple MacBook Pro, 15 inch, 2.16GHz Inte
897	500-30	001343	APPLE iBOOK PRO 15 Inch, MODEL ZoDL	CE	Computer Equipment	8/29/2006	2,675	APPLE iBOOK PRO 15 Inch, MODEL ZoDL
898	150-30	001342	HP/COMPAQ LAPTOP NC8430	CE	Computer Equipment	9/1/2006	2,685	HP/COMPAQ LAPTOP NC8430
900	310-30	001340	HP/Compaq LapTop NC8230	CE	Computer Equipment	10/19/2006	3,601	HP/Compaq LapTop NC8230
903	500-30	001353	DELL Optiplex 745 Minitower	CE	Computer Equipment	11/12/2006	2,252	DELL Optiplex 745 Minitower
59	500-40	000883	DELL Dual Core Xeon Processor 5160 4MB C	CE	Computer Equipment	11/16/2006	6,310	DELL Dual Core Xeon Processor 5160 4MB C
904	150-30	001352	HP Pavilion DV9000T Notebook	CE	Computer Equipment	11/20/2006	2,950	HP Pavilion DV9000T Notebook
905	150-30	001354	HP Pavilion DV9000T Notebook	CE	Computer Equipment	11/20/2006	2,950	HP Pavilion DV9000T Notebook
467	840-00	000881	300GB Hard Drive, Ultra 320 SCSI BITSTER	CE	Computer Equipment	12/14/2006	5,298	300GB Hard Drive, Ultra 320 SCSI BITSTER
908	500-30	000904	DELL OPTIOPLEX 745	CE	Computer Equipment	1/16/2007	2,215	DELL OPTIOPLEX 745
469	840-00	000905	CISCO Catalyst 6500 48-PORT	CE	Computer Equipment	2/12/2007	5,150	CISCO Catalyst 6500 48-PORT
911	150-30	000907	HP NC8430 LAPTOP	CE	Computer Equipment	2/22/2007	2,996	HP NC8430 LAPTOP
472	840-00	000922	DD430 APPLIANCE SERIES RESTORER (DATADOM	CE	Computer Equipment	4/6/2007	37,920	DD430 APPLIANCE SERIES RESTORER (DATADOM
474	840-00	000921	DELL POWEREDGE 1950 COMMVAULT SERVER	CE	Computer Equipment	4/11/2007	4,386	DELL POWEREDGE 1950 COMMVAULT SERVER
473	840-00	000920	DELL POWEREDGE 1950 COMMVAULT SERVER	CE	Computer Equipment	4/11/2007	4,186	DELL POWEREDGE 1950 COMMVAULT SERVER
926	500-30	000923	THINKMATE WORKSTATION - PF-QA - VIRTUAL	CE	Computer Equipment	4/17/2007	4,878	THINKMATE WORKSTATION - PF-QA - VIRTUAL
929	300-30	000928	HP PAVILION DV9000T NOTEBOOK	CE	Computer Equipment	5/1/2007	2,834	HP PAVILION DV9000T NOTEBOOK
475	840-00	000916	Qualstar 4222 AIT5 2Drive LVD ( Backup S	CE	Computer Equipment	5/1/2007	14,714	Qualstar 4222 AIT5 2Drive LVD ( Backup S
477	840-00	000925	BACKUP SYSTEM - CONSULTING AND INSTALLTI	CE	Computer Equipment	5/1/2007	3,495	BACKUP SYSTEM - CONSULTING AND INSTALLTI
476	840-00	000917	AIT-5 400GB Back-up Tape Cartridges(50)	CE	Computer Equipment	5/1/2007	3,454	AIT-5 400GB Back-up Tape Cartridges(50)
930	150-30	000929	HP PAVILION DV9000T NOTEBOOK	CE	Computer Equipment	5/1/2007	2,918	HP PAVILION DV9000T NOTEBOOK
928	150-30	000927	HP PAVILION DV9000T NOTEBOOK	CE	Computer Equipment	5/1/2007	2,834	HP PAVILION DV9000T NOTEBOOK
931	310-30	000926	DELL PE SC 1435 - SALES LOGIX SERVER	CE	Computer Equipment	5/3/2007	5,776	DELL PE SC 1435 - SALES LOGIX SERVER

US	1/26/2004	2,045	2,045	Old Computer Equipment - 2005 and Older
US	3/25/2004	3,278	3,278	Old Computer Equipment - 2005 and Older
US	4/26/2004	3,283	3,283	Old Computer Equipment - 2005 and Older
US	5/17/2004	2,327	2,327	Old Computer Equipment - 2005 and Older
US	5/17/2004	2,327	2,327	Old Computer Equipment - 2005 and Older
US	5/17/2004	2,327	2,327	Old Computer Equipment - 2005 and Older
US	5/17/2004	2,327	2,327	Old Computer Equipment - 2005 and Older
US	6/17/2004	5,156	5,156	Old Computer Equipment - 2005 and Older
US	8/11/2004	3,987	3,987	Old Computer Equipment - 2005 and Older
US	8/12/2004	9,819	9,819	Old Computer Equipment - 2005 and Older
US	8/12/2004	9,819	9,819	Old Computer Equipment - 2005 and Older
US	9/15/2004	2,201	2,201	Old Computer Equipment - 2005 and Older
US	11/1/2004	5,325	5,325	Old Computer Equipment - 2005 and Older
US	11/1/2004	2,386	2,386	Old Computer Equipment - 2005 and Older
US	12/1/2004	3,088	3,088	Old Computer Equipment - 2005 and Older
US	1/1/2005	10,778	10,778	Old Computer Equipment - 2005 and Older
US	2/1/2005	3,190	3,190	Old Computer Equipment - 2005 and Older
US	3/1/2005	10,819	10,819	Old Computer Equipment - 2005 and Older
US	3/1/2005	6,872	6,872	Old Computer Equipment - 2005 and Older
US	5/10/2005	2,360	2,360	Old Computer Equipment - 2005 and Older
US	5/11/2005	7,098	7,098	Old Computer Equipment - 2005 and Older
US	5/11/2005	7,098	7,098	Old Computer Equipment - 2005 and Older
US	5/11/2005	5,913	5,913	Old Computer Equipment - 2005 and Older
US	5/13/2005	2,914	2,914	Old Computer Equipment - 2005 and Older
US	7/14/2005	4,240	4,240	Old Computer Equipment - 2005 and Older
US	7/15/2005	2,412	2,412	Old Computer Equipment - 2005 and Older
US	8/14/2005	2,198	2,198	Old Computer Equipment - 2005 and Older
US	8/15/2005	3,162	3,162	Old Computer Equipment - 2005 and Older
US	9/4/2005	3,258	3,258	Old Computer Equipment - 2005 and Older
US	9/23/2005	2,055	2,055	Old Computer Equipment - 2005 and Older
US	10/27/2005	2,254	2,254	Old Computer Equipment - 2005 and Older
US	11/18/2005	2,395	2,395	Old Computer Equipment - 2005 and Older
US	11/21/2005	4,046	4,046	Old Computer Equipment - 2005 and Older
US	11/21/2005	4,046	4,046	Old Computer Equipment - 2005 and Older
US	11/22/2005	3,589	3,589	Old Computer Equipment - 2005 and Older
US	12/1/2005	5,643	5,643	Old Computer Equipment - 2005 and Older
US	1/1/2006	2,132	2,132
US	3/2/2006	2,404	2,404
US	3/24/2006	2,065	2,065
US	3/24/2006	2,065	2,065
US	5/4/2006	3,317	3,317
US	5/12/2006	2,956	2,956
US	6/6/2006	10,935	10,935
US	6/7/2006	6,172	6,172
US	6/7/2006	6,172	6,172
US	7/10/2006	3,167	3,167
US	7/10/2006	3,167	3,167
US	8/11/2006	2,700	2,700
US	8/18/2006	3,127	3,127
US	8/29/2006	2,675	2,675
US	9/1/2006	2,685	2,685
US	10/19/2006	3,601	3,601
US	11/12/2006	2,252	2,252
US	11/16/2006	6,310	6,310
US	11/20/2006	2,950	2,950
US	11/20/2006	2,950	2,950
US	12/14/2006	5,298	5,298
US	1/16/2007	2,215	2,215
US	2/12/2007	5,150	5,150
US	2/22/2007	2,996	2,996
US	4/6/2007	37,920	37,920
US	4/11/2007	4,386	4,386
US	4/11/2007	4,186	4,186
US	4/17/2007	4,878	4,878
US	5/1/2007	2,834	2,834
US	5/1/2007	14,714	14,714
US	5/1/2007	3,495	3,495
US	5/1/2007	3,454	3,454
US	5/1/2007	2,918	2,918
US	5/1/2007	2,834	2,834
US	5/3/2007	5,776	5,776

Draft Preliminary - For Discussion Purposes Only!

935	500-30	000934	APPLE MAC iBOOK	CE	Computer Equipment	6/1/2007	2,448	APPLE MAC iBOOK
482	220-00	000944	ALIENWARE MJ-12 8550i Rack Mount PF Demo	CE	Computer Equipment	7/19/2007	5,990	ALIENWARE MJ-12 8550i Rack Mount PF Demo
938	150-30	000940	HP PAVILION DV9000T NOTEBOOK	CE	Computer Equipment	8/25/2007	2,855	HP PAVILION DV9000T NOTEBOOK
940	300-30	000947	HP COMPAQ NC8430 NOTEBOOK	CE	Computer Equipment	9/18/2007	2,855	HP COMPAQ NC8430 NOTEBOOK
64	500-40	001527	Dell Poweredge 1950 Server	CE	Computer Equipment	11/15/2007	4,762	Dell Poweredge 1950 Server
943	300-30	001517	HP Desktop PC DC7800 w/monitor	CE	Computer Equipment	11/19/2007	2,341	HP Desktop PC DC7800 w/monitor
493	840-00	001525	Quad Core Xeon E5450 Dell 1950 Server	CE	Computer Equipment	11/27/2007	6,162	Quad Core Xeon E5450 Dell 1950 Server
946	400-30	001530	Pageflex Trade Show Server	CE	Computer Equipment	12/19/2007	3,454	Pageflex Trade Show Server
947	300-30	001532	HP Pavilion DV9500 Notebook	CE	Computer Equipment	12/19/2007	2,809	HP Pavilion DV9500 Notebook
496	810-00	001531	HP dc7800 Desktop computer	CE	Computer Equipment	12/19/2007	2,094	HP dc7800 Desktop computer
948	310-30	001539	HP Direct HP DC7800 Desktop	CE	Computer Equipment	1/1/2008	2,030	HP Direct HP DC7800 Desktop
498	800-00	001538	HP DC7800 Desktop	CE	Computer Equipment	1/7/2008	2,069	HP DC7800 Desktop
952	310-30	001543	HP-DC 7800 Desktop	CE	Computer Equipment	2/11/2008	2,364	HP-DC 7800 Desktop
956	500-30	001552	CDW-Apple MacBook Pro 2.4GHz	CE	Computer Equipment	3/17/2008	2,097	CDW-Apple MacBook Pro 2.4GHz
957	150-30	001551	Nextron Server Box	CE	Computer Equipment	3/19/2008	3,862	Nextron Server Box
500	840-00	50016	Dell PE 1950 Server	CE	Computer Equipment	4/3/2008	3,487	Dell PE 1950 Server
501	800-00	001553	HP Compaq 8510P Notebook	CE	Computer Equipment	4/17/2008	2,269	HP Compaq 8510P Notebook
958	300-30	001555	Newegg parts for PF Services Server	CE	Computer Equipment	4/28/2008	2,771	Newegg parts for PF Services Server
962	500-30	001556	Newegg parts for QA Server for Pageflex	CE	Computer Equipment	4/30/2008	3,413	Newegg parts for QA Server for Pageflex
959	500-30	500119	Apple MAcbook Pro notebook	CE	Computer Equipment	4/30/2008	3,073	Apple MAcbook Pro notebook
961	500-30	500121	HP Direct 8510P LAPTOP	CE	Computer Equipment	4/30/2008	3,014	HP Direct 8510P LAPTOP
960	500-30	500120	Apple IMAC notebook	CE	Computer Equipment	4/30/2008	2,445	Apple IMAC notebook
966	500-30	001561	HP 8510P Notebook for Costas Kitsos	CE	Computer Equipment	5/27/2008	2,132	HP 8510P Notebook for Costas Kitsos
967	400-30	001562	Newegg Marketing Server (PF)	CE	Computer Equipment	5/31/2008	3,203	Newegg Marketing Server (PF)
503	840-00	500122	Dell Server for Myfonts Back-Up	CE	Computer Equipment	6/1/2008	3,890	Dell Server for Myfonts Back-Up
970	310-30	001565	Newegg PF Support Server	CE	Computer Equipment	6/20/2008	3,362	Newegg PF Support Server
969	500-30	001564	Apple iMac for Peter Davis	CE	Computer Equipment	6/20/2008	2,058	Apple iMac for Peter Davis
971	500-30	001568	Hewlett Packard DC 7800 Desktop Computer	CE	Computer Equipment	9/11/2008	2,361	Hewlett Packard DC 7800 Desktop Computer
505	840-00	001569	P640 Messaging Gateway	CE	Computer Equipment	1/31/2009	8,050	P640 Messaging Gateway
506	840-00	001572	Dell Mail Server - Power Edge R300	CE	Computer Equipment	4/20/2009	3,080	Dell Mail Server - Power Edge R300
974	500-30	001573	HP - DC 7900 desktop PC mini tower	CE	Computer Equipment	6/22/2009	2,281	HP - DC 7900 desktop PC mini tower
1018	350-30	001719	THINKMATE TWX XS8-2410	CE	Computer Equipment	10/5/2009	7,596	THINKMATE TWX XS8-2410
1019	350-30	001720	THINKMATE TWX XS8-2410	CE	Computer Equipment	10/5/2009	7,596	THINKMATE TWX XS8-2410
1020	350-30	001721	THINKMATE TWX XS8-2410	CE	Computer Equipment	10/5/2009	7,569	THINKMATE TWX XS8-2410
1021	350-30	001722	THINKMATE TWX XS8-2410	CE	Computer Equipment	10/5/2009	7,569	THINKMATE TWX XS8-2410
1026	350-30	001732	2U Thinkmate Server	CE	Computer Equipment	11/24/2009	6,715	2U Thinkmate Server
1029	350-30	001744	Thinkmate Backup Server PF ASP	CE	Computer Equipment	12/16/2009	3,375	Thinkmate Backup Server PF ASP
1034	150-30	001826	Dell Latitude Notebook	CE	Computer Equipment	1/26/2010	2,691	Dell Latitude Notebook
65	500-40	001851	MacBook Pro 17”	CE	Computer Equipment	4/1/2010	2,417	MacBook Pro 17”
1044	400-30	001872	HP Elitebook 8540WMobile Workstation	CE	Computer Equipment	6/3/2010	2,656	HP Elitebook 8540WMobile Workstation
1042	160-30	001870	HP Elitebook 8540WMobile Workstation	CE	Computer Equipment	6/3/2010	2,656	HP Elitebook 8540WMobile Workstation
1043	300-30	001871	HP Elitebook 8540WMobile Workstation	CE	Computer Equipment	6/3/2010	2,656	HP Elitebook 8540WMobile Workstation
66	500-40	001876	Macintosh MacBook Pro 15.4”	CE	Computer Equipment	6/14/2010	2,473	Macintosh MacBook Pro 15.4”
636	840-00	001901	Dell Latitude E6410	CE	Computer Equipment	9/16/2010	2,292	Dell Latitude E6410
1049	150-30	001894	Dell Latitude E6410 Laptop	CE	Computer Equipment	9/22/2010	2,201	Dell Latitude E6410 Laptop
644	840-00	001895	Dell R710 2U Server	CE	Computer Equipment	9/24/2010	8,673	Dell R710 2U Server
67	170-40	001912	Apple MacBook Pro	CE	Computer Equipment	10/10/2010	2,874	Apple MacBook Pro
68	170-40	001904	Dell Precision M6500	CE	Computer Equipment	10/27/2010	2,908	Dell Precision M6500
651	840-00	001916	Dell R410 1U Server	CE	Computer Equipment	2/16/2011	2,442	Dell R410 1U Server
652	840-00	001930	Server System	CE	Computer Equipment	4/29/2011	39,363	Server System
653	840-00	001931	Server Standard Disk Option	CE	Computer Equipment	4/29/2011	6,694	Server Standard Disk Option
654	840-00	001932	Cisco Firewall	CE	Computer Equipment	5/2/2011	2,818	Cisco Firewall
655	840-00	1934	Cisco Firewall	CE	Computer Equipment	5/2/2011	2,818	Cisco Firewall
656	840-00	001933	Catalyst 6500 w/Jumbo Frame	CE	Computer Equipment	5/12/2011	4,267	Catalyst 6500 w/Jumbo Frame
657	840-00	001935	Dell PowerEdge R310 Server	CE	Computer Equipment	6/10/2011	3,957	Dell PowerEdge R310 Server
717	400-30	001034	Trade show booth w/ modifications	FF	Furniture & Fixtures	12/1/1988	37,625	Trade show booth w/ modifications
733	400-30	001078	TRADE SHOW BOOTH [FOLIO EXHIBITS 3-98]	FF	Furniture & Fixtures	1/1/1998	88,940	TRADE SHOW BOOTH [FOLIO EXHIBITS 3-98]
746	400-30	001086	Carpet-Booth reclassed from Arch April	FF	Furniture & Fixtures	4/1/1998	2,479	Carpet-Booth reclassed from Arch April
789	400-30	001079	Oct 99 booth Signage	FF	Furniture & Fixtures	9/15/1999	2,282	Oct 99 booth Signage
841	400-30	001265	PF TRADE SHOW BOOTH -ONPOINT VISUALS	FF	Furniture & Fixtures	3/24/2003	7,592	PF TRADE SHOW BOOTH -ONPOINT VISUALS
884	400-30	001325	PF- Trade Show Booth- new images & graph	FF	Furniture & Fixtures	4/26/2006	7,859	PF- Trade Show Booth- new images & graph
899	400-30	001344	PF- 20	FF	Furniture & Fixtures	9/6/2006	11,558	PF- 20
937	400-30	000936	Trade Show Booth - Pageflex	FF	Furniture & Fixtures	8/7/2007	15,340	Trade Show Booth - Pageflex
486	840-00	001514	CUSTOM RECEPTION DESK	FF	Furniture & Fixtures	9/1/2007	12,964	CUSTOM RECEPTION DESK
488	840-00	001508	RECEPTION CHAIR - BLUE	FF	Furniture & Fixtures	9/7/2007	2,264	RECEPTION CHAIR - BLUE
489	840-00	001507	RECEPTION CHAIR - BLUE	FF	Furniture & Fixtures	9/7/2007	2,264	RECEPTION CHAIR - BLUE
502	840-00	001560	67 Chairs	FF	Furniture & Fixtures	5/27/2008	19,145	67 Chairs
508	800-00	001637	EXECUTIVE DESK	FF	Furniture & Fixtures	9/1/2009	8,577	EXECUTIVE DESK
521	810-00	001650	EXECUTIVE DESK	FF	Furniture & Fixtures	9/1/2009	8,577	EXECUTIVE DESK
584	500-20	001617	EXECUTIVE DESK	FF	Furniture & Fixtures	9/1/2009	7,915	EXECUTIVE DESK
1002	500-30	001621	EXECUTIVE DESK	FF	Furniture & Fixtures	9/1/2009	7,915	EXECUTIVE DESK

US	6/1/2007	2,448	2,448
US	7/19/2007	5,990	5,990
US	8/25/2007	2,855	2,855
US	9/18/2007	2,855	2,855
US	11/15/2007	4,762	4,762
US	11/19/2007	2,341	2,341
US	11/27/2007	6,162	6,162
US	12/19/2007	3,454	3,454
US	12/19/2007	2,809	2,809
US	12/19/2007	2,094	2,094
US	1/1/2008	2,030	2,030
US	1/7/2008	2,069	2,069
US	2/11/2008	2,364	2,364
US	3/17/2008	2,097	2,097
US	3/19/2008	3,862	3,862
US	4/3/2008	3,487	3,487
US	4/17/2008	2,269	2,269
US	4/28/2008	2,771	2,771
US	4/30/2008	3,413	3,413
US	4/30/2008	3,073	3,073
US	4/30/2008	3,014	3,014
US	4/30/2008	2,445	2,445
US	5/27/2008	2,132	2,132
US	5/31/2008	3,203	3,203
US	6/1/2008	3,890	3,890
US	6/20/2008	3,362	3,362
US	6/20/2008	2,058	2,058
US	9/11/2008	2,361	2,361
US	1/31/2009	8,050	8,050
US	4/20/2009	3,080	3,080
US	6/22/2009	2,281	2,281
US	10/5/2009	7,596	7,596
US	10/5/2009	7,596	7,596
US	10/5/2009	7,569	7,569
US	10/5/2009	7,569	7,569
US	11/24/2009	6,715	6,715
US	12/16/2009	3,375	3,375
US	1/26/2010	2,691	2,691
US	4/1/2010	2,417	2,417
US	6/3/2010	2,656	2,656
US	6/3/2010	2,656	2,656
US	6/3/2010	2,656	2,656
US	6/14/2010	2,473	2,473
US	9/16/2010	2,292	2,292
US	9/22/2010	2,201	2,201
US	9/24/2010	8,673	8,673
US	10/10/2010	2,874	2,874
US	10/27/2010	2,908	2,908
US	2/16/2011	2,442	2,442
US	4/29/2011	39,363	39,363
US	4/29/2011	6,694	6,694
US	5/2/2011	2,818	2,818
US	5/2/2011	2,818	2,818
US	5/12/2011	4,267	4,267
US	6/10/2011	3,957	3,957
US	12/1/1988	37,625	37,625	Old Furniture & Fixtures - 1998 and Older	P = Poor	Old Trade show Booth	NIS = Not in Service; Non Operational
US	1/1/1998	88,940	88,940	Old Furniture & Fixtures - 1998 and Older	P = Poor	Old Trade show Booth	NIS = Not in Service; Non Operational
US	4/1/1998	2,479	2,479	Old Furniture & Fixtures - 1998 and Older	P = Poor	Old Trade show Booth	NIS = Not in Service; Non Operational
US	9/15/1999	2,282	2,282		P = Poor	Old Trade show Booth	NIS = Not in Service; Non Operational
US	3/24/2003	7,592	7,592		P = Poor	Old Trade show Booth	NIS = Not in Service; Non Operational
US	4/26/2006	7,859	7,859
US	9/6/2006	11,558	11,558
US	8/7/2007	15,340	15,340
US	9/1/2007	12,964	12,964
US	9/7/2007	2,264	2,264
US	9/7/2007	2,264	2,264
US	5/27/2008	19,145	19,145
US	9/1/2009	8,577	8,577
US	9/1/2009	8,577	8,577
US	9/1/2009	7,915	7,915
US	9/1/2009	7,915	7,915

Draft Preliminary - For Discussion Purposes Only!

569	840-00	001699	CONFERENCE TABLE	FF	Furniture & Fixtures	9/1/2009	5,591	CONFERENCE TABLE
535	840-00	001665	WORKSTATION	FF	Furniture & Fixtures	9/1/2009	3,281	WORKSTATION
536	840-00	001666	WORKSTATION	FF	Furniture & Fixtures	9/1/2009	3,281	WORKSTATION
537	840-00	001667	WORKSTATION	FF	Furniture & Fixtures	9/1/2009	3,281	WORKSTATION
538	840-00	001668	WORKSTATION	FF	Furniture & Fixtures	9/1/2009	3,281	WORKSTATION
539	840-00	001669	WORKSTATION	FF	Furniture & Fixtures	9/1/2009	3,281	WORKSTATION
540	840-00	001670	WORKSTATION	FF	Furniture & Fixtures	9/1/2009	3,281	WORKSTATION
541	840-00	001671	WORKSTATION	FF	Furniture & Fixtures	9/1/2009	3,281	WORKSTATION
542	840-00	001672	WORKSTATION	FF	Furniture & Fixtures	9/1/2009	3,281	WORKSTATION
581	300-20	001594	WORKSTATION	FF	Furniture & Fixtures	9/1/2009	3,281	WORKSTATION
999	400-30	001612	WORKSTATION	FF	Furniture & Fixtures	9/1/2009	3,281	WORKSTATION
568	840-00	001698	CREDENZA	FF	Furniture & Fixtures	9/1/2009	3,218	CREDENZA
514	800-00	001643	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
516	800-00	001645	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
531	840-00	001660	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
532	840-00	001661	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
533	840-00	001663	BUILT-IN DESK-OFFICE 2013	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT-IN DESK-OFFICE 2013
534	840-00	001664	BUILT-IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT-IN DESK
572	120-10	001579	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
573	120-10	001580	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
574	400-10	001609	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
575	400-10	001610	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
577	300-20	001590	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
578	300-20	001591	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
579	300-20	001592	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
580	300-20	001593	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
585	500-20	001618	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
662	400-40	001613	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
663	400-40	001715	Built in desk	FF	Furniture & Fixtures	9/1/2009	3,005	Built in desk
978	150-30	001583	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
979	150-30	001584	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
980	300-30	001585	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
981	150-30	001586	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
982	300-30	001587	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
983	150-30	001588	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
985	500-30	001596	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
986	500-30	001597	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
987	300-30	001598	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
988	300-30	001599	BUILT-IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT-IN DESK
995	310-30	001606	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
996	310-30	001607	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
997	500-30	001608	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
998	400-30	001611	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
1010	500-30	001629	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
1011	500-30	001630	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
1012	500-30	001631	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
1013	500-30	001632	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
1014	500-30	001633	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	3,005	BUILT IN DESK
507	220-00	001589	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
511	800-00	001640	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
512	800-00	001641	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
513	800-00	001642	BUILT IN OFFICE	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN OFFICE
515	800-00	001644	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
522	840-00	001651	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
523	840-00	001652	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
524	840-00	001653	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
525	840-00	001654	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
526	840-00	001655	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
527	840-00	001656	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
528	840-00	001657	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
529	840-00	001658	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
530	840-00	001659	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
571	120-10	001578	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
576	500-10	001614	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
976	150-30	001581	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
977	150-30	001582	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
984	300-30	001595	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
989	310-30	001600	BUILT-IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT-IN DESK
990	310-30	001601	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
991	310-30	001602	BUILT -IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT -IN DESK
992	310-30	001603	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK

US	9/1/2009	5,591	5,591
US	9/1/2009	3,281	3,281
US	9/1/2009	3,281	3,281
US	9/1/2009	3,281	3,281
US	9/1/2009	3,281	3,281
US	9/1/2009	3,281	3,281
US	9/1/2009	3,281	3,281
US	9/1/2009	3,281	3,281
US	9/1/2009	3,281	3,281
US	9/1/2009	3,281	3,281
US	9/1/2009	3,281	3,281
US	9/1/2009	3,218	3,218
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	3,005	3,005
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900

Draft Preliminary - For Discussion Purposes Only!

993	310-30	001604	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
994	310-30	001605	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
1003	500-30	001622	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
1004	500-30	001623	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
1005	500-30	001624	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
1006	500-30	001625	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
1007	500-30	001626	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
1008	500-30	001627	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
1009	500-30	001628	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
1016	590-30	001635	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
1017	590-30	001636	BUILT IN DESK	FF	Furniture & Fixtures	9/1/2009	2,900	BUILT IN DESK
567	840-00	001697	MEDIA CENTER	FF	Furniture & Fixtures	9/1/2009	2,823	MEDIA CENTER
1015	500-30	001634	LAB BUILT IN WORKSURFACE	FF	Furniture & Fixtures	9/1/2009	2,637	LAB BUILT IN WORKSURFACE
509	800-00	001638	FILE CABINET UNIT	FF	Furniture & Fixtures	9/1/2009	2,540	FILE CABINET UNIT
518	810-00	001647	STROAGE CABINET	FF	Furniture & Fixtures	9/1/2009	2,389	STROAGE CABINET
519	810-00	001648	CONFERENCE TABLE (BOAT)	FF	Furniture & Fixtures	9/1/2009	2,258	CONFERENCE TABLE (BOAT)
520	810-00	001649	CREDENZA	FF	Furniture & Fixtures	9/1/2009	2,153	CREDENZA
589	840-00	001713	MARLBORO- CABLING	LI	Leasehold Improvements	9/1/2009	38,854	MARLBORO- CABLING
586	840-00	001710	MARLBORO BUILT-OUT	LI	Leasehold Improvements	9/1/2009	23,746	MARLBORO BUILT-OUT
590	840-00	001714	MARLBORO TELEPHONE WIRING	LI	Leasehold Improvements	9/1/2009	13,347	MARLBORO TELEPHONE WIRING
587	840-00	001711	MARLBORO SECURITY SYSTEM	LI	Leasehold Improvements	9/1/2009	2,900	MARLBORO SECURITY SYSTEM
599	840-00	001725	Normandy Build Out Change Orders	LI	Leasehold Improvements	11/1/2009	2,879	Normandy Build Out Change Orders
602	840-00	001825	Exterior Building ID Signage	LI	Leasehold Improvements	2/1/2010	3,945	Exterior Building ID Signage
624	800-00	001863	Interior Employee Nameplates	LI	Leasehold Improvements	5/25/2010	2,971	Interior Employee Nameplates
309	220-00	000661	MediaForm Duplicator/Signal #11342	ME	Machinery & Equipment	3/1/1999	3,987	MediaForm Duplicator/Signal #11342
340	220-00	000710	Perfect Image 2000 Amigo CDR Label Print	ME	Machinery & Equipment	6/16/2000	12,516	Perfect Image 2000 Amigo CDR Label Print
499	840-00	001535	Cummings M556 Shredder	ME	Machinery & Equipment	1/9/2008	2,479	Cummings M556 Shredder
601	220-00	001726	DVD Producer III 6100 - Everest 600	ME	Machinery & Equipment	11/30/2009	18,222	DVD Producer III 6100 - Everest 600
648	840-00	001903	10 Ton Liebert	ME	Machinery & Equipment	10/26/2010	27,838	10 Ton Liebert
325	840-00	000671	Canon GP200S Digital Copier	OE	Office Equipment	9/24/1999	6,017	Canon GP200S Digital Copier
366	840-00	000762	Canon IR5000 Copier C500Y MPL00795 SCANN	OE	Office Equipment	9/28/2001	12,600	Canon IR5000 Copier C500Y MPL00795 SCANN
485	840-00	000942	NEC PHONE SYSTEM with PHONES	OE	Office Equipment	8/31/2007	49,498	NEC PHONE SYSTEM with PHONES
594	840-00	001705	SAMSUNG LCD TV 55”	OE	Office Equipment	9/1/2009	2,337	SAMSUNG LCD TV 55”
593	840-00	001704	SAMSUNG LCD TV 52”	OE	Office Equipment	9/1/2009	2,337	SAMSUNG LCD TV 52”
95	840-00	000416	Novell NS68B Server 183 MB system	PS	Purchased Software	7/3/1987	18,477	Novell NS68B Server 183 MB system
97	840-00	000419	Novell ND52 server sys w/140MB DiskDr.	PS	Purchased Software	7/3/1987	13,907	Novell ND52 server sys w/140MB DiskDr.
96	840-00	000417	SBT software package w/in Server	PS	Purchased Software	7/3/1987	3,535	SBT software package w/in Server
101	840-00	000418	Computer Software	PS	Purchased Software	10/1/1987	6,000	Computer Software
4	500-40	001355	Software (various-Sampo 1990)	PS	Purchased Software	6/30/1990	5,236	Software (various-Sampo 1990)
186	840-00	000436	Accounting Software upgrade	PS	Purchased Software	9/1/1995	6,764	Accounting Software upgrade
218	840-00	000443	Word& Excel siftware on network	PS	Purchased Software	5/1/1996	6,973	Word& Excel siftware on network
241	840-00	000450	Software Visual Single User License	PS	Purchased Software	7/1/1996	2,506	Software Visual Single User License
240	840-00	000449	Software Visual for C++ W/online DOC	PS	Purchased Software	7/1/1996	2,279	Software Visual for C++ W/online DOC
255	840-00	000437	Act 3.0 win95 nt	PS	Purchased Software	2/1/1997	2,525	Act 3.0 win95 nt
262	820-00	000421	CMS Stock Option Software	PS	Purchased Software	6/1/1997	10,115	CMS Stock Option Software
272	840-00	000447	LICENSE DEVELOPER/2000 SUN EQUIP.	PS	Purchased Software	7/1/1997	4,995	LICENSE DEVELOPER/2000 SUN EQUIP.
304	840-00	000435	Explorer Developmer Kit	PS	Purchased Software	4/1/1998	4,225	Explorer Developmer Kit
750	500-30	001114	Misc Software / Powerbook AMHE# 346882	PS	Purchased Software	10/1/1998	2,078	Misc Software / Powerbook AMHE# 346882
753	400-30	001117	Software from Amherst #353386	PS	Purchased Software	11/1/1998	2,580	Software from Amherst #353386
756	500-30	001116	Visual Quantify- 5 usrs	PS	Purchased Software	2/1/1999	2,996	Visual Quantify- 5 usrs
772	310-30	001120	ADOBE & Quark Ex. Gateway CPU	PS	Purchased Software	4/1/1999	2,257	ADOBE & Quark Ex. Gateway CPU
776	500-30	001119	Silktest SST/SRG/SBT v5.0 & extension w/	PS	Purchased Software	5/31/1999	10,118	Silktest SST/SRG/SBT v5.0 & extension w/
323	800-00	000422	Best Fixed Asset Acctg w/SBT link	PS	Purchased Software	8/16/1999	3,369	Best Fixed Asset Acctg w/SBT link
791	500-30	001170	C++ Site License ( 1/2 Pageflex & 1/2 Bi	PS	Purchased Software	11/5/1999	11,688	C++ Site License ( 1/2 Pageflex & 1/2 Bi
335	840-00	000677	Visual C++ Site License (1/2 Pageflex an	PS	Purchased Software	12/1/1999	11,687	Visual C++ Site License (1/2 Pageflex an
812	500-30	001206	Rational - Purify for windows NT 3 licen	PS	Purchased Software	4/14/2000	2,355	Rational - Purify for windows NT 3 licen
826	500-30	001225	Microsoft Office Prof. 2000	PS	Purchased Software	7/26/2000	2,583	Microsoft Office Prof. 2000
350	840-00	000736	NORTON ANTI VIRUS SITE LICENSE	PS	Purchased Software	12/22/2000	2,055	NORTON ANTI VIRUS SITE LICENSE
369	840-00	000766	UNIX Veritas Volume Manager- Mail Server	PS	Purchased Software	10/22/2001	3,008	UNIX Veritas Volume Manager- Mail Server
838	150-30	001259	SALES LOGIX	PS	Purchased Software	2/2/2003	2,753	SALES LOGIX
435	840-00	000850	GREAT PLAINS FINANCE PACKAGE	PS	Purchased Software	1/1/2005	50,807	GREAT PLAINS FINANCE PACKAGE
860	310-30	001297	SALES LOGIX 3 USER LICENSE	PS	Purchased Software	3/1/2005	3,134	SALES LOGIX 3 USER LICENSE
446	840-00	000863	SalesLogix Advanced Sales Client (4)	PS	Purchased Software	7/26/2005	4,699	SalesLogix Advanced Sales Client (4)
870	310-30	001307	SALES LOGIX 3 USER LICENSE	PS	Purchased Software	10/26/2005	3,134	SALES LOGIX 3 USER LICENSE
460	840-00	000867	MS Office 12 Licenses PRO ENT 2003	PS	Purchased Software	2/10/2006	5,481	MS Office 12 Licenses PRO ENT 2003
893	150-30	001334	SALES LOGIX- 3 USER LICENSE CLIENTS	PS	Purchased Software	7/25/2006	2,504	SALES LOGIX- 3 USER LICENSE CLIENTS
466	840-00	000879	DISKeeper 10 PRO 100-249 User License	PS	Purchased Software	7/31/2006	3,780	DISKeeper 10 PRO 100-249 User License
907	150-30	000887	ADOBE CREATIVE SUITE	PS	Purchased Software	1/1/2007	2,308	ADOBE CREATIVE SUITE
922	300-30	000890	WINDOWS PRO UPGRADES FOR TRAINING ROOM	PS	Purchased Software	3/2/2007	3,171	WINDOWS PRO UPGRADES FOR TRAINING ROOM
471	840-00	000910	BACKUP SYSTEm SOFTWARE	PS	Purchased Software	3/30/2007	28,938	BACKUP SYSTEm SOFTWARE
479	840-00	000912	Windows Server	PS	Purchased Software	5/11/2007	2,845	Windows Server

US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,900	2,900
US	9/1/2009	2,823	2,823
US	9/1/2009	2,637	2,637
US	9/1/2009	2,540	2,540
US	9/1/2009	2,389	2,389
US	9/1/2009	2,258	2,258
US	9/1/2009	2,153	2,153
US	9/1/2009	38,854	38,854
US	9/1/2009	23,746	23,746
US	9/1/2009	13,347	13,347
US	9/1/2009	2,900	2,900
US	11/1/2009	2,879	2,879
US	2/1/2010	3,945	3,945
US	5/25/2010	2,971	2,971
US	3/1/1999	3,987	3,987
US	6/16/2000	12,516	12,516
US	1/9/2008	2,479	2,479
US	11/30/2009	18,222	18,222
US	10/26/2010	27,838	27,838
US	9/24/1999	6,017	6,017	Old Office Equipment - 2001 and Older
US	9/28/2001	12,600	12,600	Old Office Equipment - 2001 and Older
US	8/31/2007	49,498	49,498
US	9/1/2009	2,337	2,337
US	9/1/2009	2,337	2,337
US	7/3/1987	18,477	18,477	Old Purchased Software - 2005 and Older	S = Scrap	NIS = Not in Service; Non Operational
US	7/3/1987	13,907	13,907	Old Purchased Software - 2005 and Older	S = Scrap	NIS = Not in Service; Non Operational
US	7/3/1987	3,535	3,535	Old Purchased Software - 2005 and Older	S = Scrap	NIS = Not in Service; Non Operational
US	10/1/1987	6,000	6,000	Old Purchased Software - 2005 and Older	S = Scrap	NIS = Not in Service; Non Operational
US	6/30/1990	5,236	5,236	Old Purchased Software - 2005 and Older	S = Scrap	NIS = Not in Service; Non Operational
US	9/1/1995	6,764	6,764	Old Purchased Software - 2005 and Older	S = Scrap	NIS = Not in Service; Non Operational
US	5/1/1996	6,973	6,973	Old Purchased Software - 2005 and Older	S = Scrap	NIS = Not in Service; Non Operational
US	7/1/1996	2,506	2,506	Old Purchased Software - 2005 and Older	S = Scrap	NIS = Not in Service; Non Operational
US	7/1/1996	2,279	2,279	Old Purchased Software - 2005 and Older	S = Scrap	NIS = Not in Service; Non Operational
US	2/1/1997	2,525	2,525	Old Purchased Software - 2005 and Older	S = Scrap	NIS = Not in Service; Non Operational
US	6/1/1997	10,115	10,115	Old Purchased Software - 2005 and Older	F = Fair	A = Active
US	7/1/1997	4,995	4,995	Old Purchased Software - 2005 and Older	S = Scrap	NIS = Not in Service; Non Operational
US	4/1/1998	4,225	4,225	Old Purchased Software - 2005 and Older	S = Scrap	NIS = Not in Service; Non Operational
US	10/1/1998	2,078	2,078	Old Purchased Software - 2005 and Older	S = Scrap	NIS = Not in Service; Non Operational
US	11/1/1998	2,580	2,580	Old Purchased Software - 2005 and Older	S = Scrap	NIS = Not in Service; Non Operational
US	2/1/1999	2,996	2,996	Old Purchased Software - 2005 and Older	S = Scrap	NIS = Not in Service; Non Operational
US	4/1/1999	2,257	2,257	Old Purchased Software - 2005 and Older
US	5/31/1999	10,118	10,118	Old Purchased Software - 2005 and Older
US	8/16/1999	3,369	3,369	Old Purchased Software - 2005 and Older	S = Scrap	NIS = Not in Service; Non Operational
US	11/5/1999	11,688	11,688	Old Purchased Software - 2005 and Older
US	12/1/1999	11,687	11,687	Old Purchased Software - 2005 and Older
US	4/14/2000	2,355	2,355	Old Purchased Software - 2005 and Older
US	7/26/2000	2,583	2,583	Old Purchased Software - 2005 and Older
US	12/22/2000	2,055	2,055	Old Purchased Software - 2005 and Older
US	10/22/2001	3,008	3,008	Old Purchased Software - 2005 and Older
US	2/2/2003	2,753	2,753	Old Purchased Software - 2005 and Older
US	1/1/2005	50,807	50,807	Old Purchased Software - 2005 and Older
US	3/1/2005	3,134	3,134	Old Purchased Software - 2005 and Older
US	7/26/2005	4,699	4,699	Old Purchased Software - 2005 and Older
US	10/26/2005	3,134	3,134	Old Purchased Software - 2005 and Older
US	2/10/2006	5,481	5,481
US	7/25/2006	2,504	2,504
US	7/31/2006	3,780	3,780
US	1/1/2007	2,308	2,308
US	3/2/2007	3,171	3,171
US	3/30/2007	28,938	28,938
US	5/11/2007	2,845	2,845

Draft Preliminary - For Discussion Purposes Only!

936	310-30	000915	RightNow Telephone Software	PS	Purchased Software	6/1/2007	14,600	RightNow Telephone Software
487	800-00	000937	Great Plains Fixed Asset Software	PS	Purchased Software	9/1/2007	7,244	Great Plains Fixed Asset Software
491	840-00	001512	3 SalesLogix Licenses	PS	Purchased Software	10/1/2007	2,027	3 SalesLogix Licenses
492	840-00	001522	Symantec Antivirus Corp Edition 10.2	PS	Purchased Software	11/2/2007	2,719	Symantec Antivirus Corp Edition 10.2
494	840-00	001528	5 SalesLogix Client Licenses	PS	Purchased Software	12/6/2007	3,649	5 SalesLogix Client Licenses
495	800-00	001533	Rockton Security Software	PS	Purchased Software	12/7/2007	5,265	Rockton Security Software
497	840-00	001534	THG Sales Logix Server & Licenses	PS	Purchased Software	1/2/2008	9,202	THG Sales Logix Server & Licenses
622	840-00	001827	ComVault Upgrade	PS	Purchased Software	3/1/2010	4,126	ComVault Upgrade
647	840-00	001911	MS Visual Studio Professional 2010	PS	Purchased Software	10/20/2010	2,052	MS Visual Studio Professional 2010
1056	400-30	001936	Adobe CS5.5 Master Collection	PS	Purchased Software	6/13/2011	2,504	Adobe CS5.5 Master Collection
X	X	X	X	X	X	X	X	X
								Totals

US	6/1/2007	14,600	14,600
US	9/1/2007	7,244	7,244
US	10/1/2007	2,027	2,027
US	11/2/2007	2,719	2,719
US	12/6/2007	3,649	3,649
US	12/7/2007	5,265	5,265
US	1/2/2008	9,202	9,202
US	3/1/2010	4,126	4,126
US	10/20/2010	2,052	2,052
US	6/13/2011	2,504	2,504
X	X	X	X	X	X	X	X	X

Schedule 1(a)(iii)

Accounts Receivable

System:	DETAIL HISTORICAL AGED TRIAL BALANCE	11/9/2011	5:03:37 PM	Page:	1	User Date:	11/9/2011	User ID:	cnelson
Bitstream
Receivables Management
Ranges:	Customer ID:	First - Last	Customer Type:	First - Last	State:	First - Last
Customer Class:	First - Last	Customer Name:	First - Last	Telephone:	First - Last	Salesperson ID:	First - Last	Short Name:	First - Last	ZIP Code:	First - Last
Sales Territory:	First - Last	Posting Date:	First - 11/9/2011
Account Type:	All	Customer:	by Customer ID	Aging Date:	11/9/2011	Document:	by Document Number
	Exclude:	Zero Balance, No Activity, Fully Paid Documents, Unposted Applied Credit Documents, Multicurrency Info
* - Indicates an unposted credit document that has been applied.
Document Number	Type	Date	Amount	Current	1 - 30 Days	31 - 59 Days	60 - 89 Days	90 - 119 Days	120+ Days		Product
Customer:	ACCULINK	Name:	AccuCopy of Greenville, Inc.	Account Type:	Open Item
Unlimited	Customer Type:	PAGEFLEX	Salesperson:	LWENG-E	Credit:
Territory:	Contact:		US-EAST			Terms:	Phone:	(252) 321-5805 Ext. 0321	NET30
PYMNT000000003905	PMT	11/18/2008	($2,400.00)						($1,800.00)
Balance

Totals:				$0.00	$0.00	$0.00	$0.00	$0.00	($1,800.00)	($1,800.00)	PF

Customer:	ALLIEDPRINTCO	Name:	Allied Printing Company	Account Type:	Open Item
Unlimited	Customer Type:	Pageflex	Salesperson:	TBRAN-N	Credit:
Territory:	Contact:	Attn: Accounts Payable	US-MIDWEST			Terms:	Phone:	(248) 582-5081 Ext. 0000	NET30
INV-150219	SLS	9/20/2011	$100,000.00	$100,000.00
Balance

Totals:				$100,000.00	$0.00	$0.00	$0.00	$0.00	$0.00	$100,000.00	PF

Customer:	BAKRIETELECOM	Name:	PT Bakrie Telecom	Account Type:	Open Item
Unlimited	Customer Type:	OEM	Salesperson:	HOUSE-DIR	Credit:
Territory:	Contact:	Attn: Accounts Payable	ASIA			Terms:	Phone:	(000) 000-0000 Ext. 0000	NET30
INV-149110	SLS	12/28/2010	$55,000.00						$55,000.00
INV-149463	SLS	3/31/2011	$35,000.00						$35,000.00
INV-150291	SLS	9/30/2011	$70,000.00		$70,000.00
Balance

Totals:				$0.00	$70,000.00	$0.00	$0.00	$0.00	$90,000.00	$160,000.00	BOLT

Customer:	BUSCARDEXPRESS	Name:	Business Card Express	Account Type:	Open Item
Unlimited	Customer Type:	PAGEFLEX	Salesperson:	BOBN-E	Credit:
Territory:	Contact:	Attn: Accounts Payable	US-EAST			Terms:	Phone:	(919) 467-8895 Ext. 0000	NET60
INV-148894	SLS	3/21/2011	$6,000.00						$6,000.00
	PYMNT000000009343	3/21/2011						($500.00)
	PYMNT000000010783	7/14/2011						($500.00)
Balance

Totals:				$0.00	$0.00	$0.00	$0.00	$0.00	$5,000.00	$5,000.00	PF

Customer:	CGXMEDIA	Name:	CGXSolutions	Account Type:	Open Item
	Customer Type:	PAGEFLEX	Salesperson:	LWENG-E	Credit:	$25,000.00
Territory:	Contact:	Attn: TSSG Accounts Payable	US-WEST			Terms:	Phone:	(713) 787-0977 Ext. 0000	NET30
INV-150075	SLS	8/31/2011	$10,717.20			$10,717.20
INV-150181	SLS	8/31/2011	$2,165.00			$2,165.00
INV-150244	SLS	9/23/2011	$42,217.50		$42,217.50
INV-150263	SLS	9/29/2011	$73,068.75		$73,068.75
INV-150268	SLS	9/30/2011	$1,082.50		$1,082.50
INV-150369	SLS	10/24/2011	$8,118.75	$8,118.75
Balance

Totals:				$8,118.75	$116,368.75	$12,882.20	$0.00	$0.00	$0.00	$137,369.70	PF

Customer:	COMAC	Name:	Iron Mountain Fulfillment Services, Inc.	Account Type:	Open Item
Unlimited	Customer Type:	PAGEFLEX	Salesperson:	BOBN-E	Credit:
Territory:	Contact:	Attn: Sharon Moore	US-WEST			Terms:	Phone:	(000) 000-0000 Ext. 0000	NET30
PYMNT000000005634	PMT	11/6/2009	($4,000.00)						($1,000.00)
Balance

Totals:				$0.00	$0.00	$0.00	$0.00	$0.00	($1,000.00)	($1,000.00)	PF

Customer:	CONVERSEN	Name:	Conversen, Inc.	Account Type:	Open Item
Unlimited	Customer Type:	PAGEFLEX	Salesperson:	BOBN-E	Credit:
Territory:	Contact:	Attn: Accounts Payable	US-EAST			Terms:	Phone:	(781) 425-1100 Ext. 0000	NET60
INV-148726	SLS	9/16/2011	$8,500.00			$8,500.00
PYMNT000000011038		9/16/2011			($8,000.00)
Balance

Totals:				$0.00	$0.00	$500.00	$0.00	$0.00	$0.00	$500.00	PF

Customer:	D3LOGIC	Name:	D3 Logic	Account Type:	Open Item
Unlimited	Customer Type:	PAGEFLEX	Salesperson:	LWENG-E	Credit:
Territory:	Contact:	Attn: Accounts Payable	US-EAST			Terms:	Phone:	(401) 435-4300 Ext. 0000	NET30
INV-148498	SLS	9/27/2010	$3,500.00						$3,500.00
Balance

Totals:				$0.00	$0.00	$0.00	$0.00	$0.00	$3,500.00	$3,500.00	PF

Customer:	DATAMARTDIRECT	Name:	DataMart Direct Inc.	Account Type:	Open Item
Unlimited	Customer Type:	PAGEFLEX	Salesperson:	TBRAN-E	Credit:
Territory:	Contact:	Attn: Accounts Payable	US-MIDWEST			Terms:	Phone:	(630) 307-7100 Ext. 0000	NET30
PYMNT000000011075	PMT	9/30/2011	($26,800.00)			($1,160.00)
Balance

Totals:				$0.00	$0.00	($1,160.00)	$0.00	$0.00	$0.00	($1,160.00)	PF

Customer:	DIGITALIMS	Name:	Firespring	Account Type:	Open Item
Unlimited	Customer Type:	PAGEFLEX	Salesperson:	TBRAN-E	Credit:
Territory:	Contact:	Attn: Accounts Payable	US-MIDWEST			Terms:	Phone:	(402) 437-0130 Ext. 0000	NET30
INV-150335	SLS	10/19/2011	$4,500.00	$4,500.00
Balance

Totals:				$4,500.00	$0.00	$0.00	$0.00	$0.00	$0.00	$4,500.00	PF

Customer:	FOTOMORIZ	Name:	Fotomoriz S.A.	Account Type:	Open Item
Unlimited	Customer Type:		Salesperson:	EDONNOT-R	Credit:
Territory:	Contact:	Attn: Accounts Payable	IWAY			Terms:	Phone:	(000) 000-0000 Ext. 0000	NET30
INV-150144	SLS	8/25/2011	$2,975.00			$2,975.00
Balance

Totals:				$0.00	$0.00	$2,975.00	$0.00	$0.00	$0.00	$2,975.00	PF

Customer:	GETJARNETWORKS	Name:	GetJar Networks Limited	Account Type:	Open Item
Unlimited	Customer Type:		Salesperson:	HOUSE-DIR	Credit:
Territory:	Contact:	Attn: Roman Zontovic	RETAIL DEFAULT			Terms:	Phone:	(000) 000-0000 Ext. 0000	NET30
INV-150456	SLS	10/31/2011	$6,020.34	$6,020.34
Balance

Totals:				$6,020.34	$0.00	$0.00	$0.00	$0.00	$0.00	$6,020.34	BOLT

Customer:	HENRYWURST	Name:	Henry Wurst, Inc.	Account Type:	Open Item
	Customer Type:	PAGEFLEX	Salesperson:	ABOXA-E	Credit:	$50,000.00
Territory:	Contact:	Accounts Payable Department	US-WEST			Terms:	Phone:	(816) 842-3113 Ext. 0000	NET30
INV-149554	SLS	8/1/2011	$22,600.00					$22,600.00
	PYMNT000000010796	8/1/2011					($2,000.00)
	PYMNT000000010824	8/30/2011					($2,600.00)
	PYMNT000000011278	10/18/2011					($3,000.00)
Balance

Totals:				$0.00	$0.00	$0.00	$0.00	$15,000.00	$0.00	$15,000.00	PF

Customer:	INDEPENDENTPRIN	Name:	Independent Printing Company	Account Type:	Open Item
Unlimited	Customer Type:	PAGEFLEX	Salesperson:	TBRAN-E	Credit:
Territory:	Contact:	Attn: Accounts Payable	US-MIDWEST			Terms:	Phone:	(920) 336-7731 Ext. 0000	NET30
INV-150266	SLS	9/30/2011	$2,000.00		$2,000.00
INV-150338	SLS	10/20/2011	$3,000.00	$3,000.00
Balance

Totals:				$3,000.00	$2,000.00	$0.00	$0.00	$0.00	$0.00	$5,000.00	PF

Customer:	INTEGRITYGRA	Name:	Integrity Graphics	Account Type:	Open Item
	Customer Type:	PAGEFLEX	Salesperson:	LWENG-E	Credit:	$25,000.00
Territory:	Contact:	Attn: Gail Wylot	US-EAST			Terms:	Phone:	(203) 610-6797 Ext. 0101	NET30
INV-149804	SLS	9/30/2011	$214.55			$214.55
	PYMNT000000011085	9/30/2011			($200.00)
Balance

Totals:				$0.00	$0.00	$14.55	$0.00	$0.00	$0.00	$14.55	PF

Customer:	KELMSCOTTPRESS	Name:	Kelmscott Press, Inc.	Account Type:	Open Item
Unlimited	Customer Type:	PAGEFLEX	Salesperson:	TBRAN-E	Credit:
Territory:	Contact:	Attn: Accounts Payable	US-MIDWEST			Terms:	Phone:	(630) 898-0800 Ext. 0000	NET30
INV-150269	SLS	9/30/2011	$32,000.00	$32,000.00
Balance

Totals:				$32,000.00	$0.00	$0.00	$0.00	$0.00	$0.00	$32,000.00	PF

Customer:	MADDENCOMMUNICA	Name:	Madden Communications, Inc.	Account Type:	Open Item
Unlimited	Customer Type:	PAGEFLEX	Salesperson:	TBRAN-E	Credit:
Territory:	Contact:	Attn: Accounts Payable	US-MIDWEST			Terms:	Phone:	(630) 787-2220 Ext. 0000	NET30
INV-150081	SLS	8/31/2011	$7,500.00			$7,500.00
INV-150265	SLS	9/30/2011	$5,000.00		$5,000.00
Balance

Totals:				$0.00	$5,000.00	$7,500.00	$0.00	$0.00	$0.00	$12,500.00	PF

Customer:	MEDIAFLEXAS	Name:	Flexmedia AS	Account Type:	Open Item
	Customer Type:	PAGEFLEX	Salesperson:	TBRAN-R	Credit:	$100,000.00
Territory:	Contact:	Attn: Accounts Payable	OTHER			Terms:	Phone:	(474) 788-1511 Ext. 0000	NET30
INV-150329	SLS	10/17/2011	$18,600.00	$18,600.00
Balance

Totals:				$18,600.00	$0.00	$0.00	$0.00	$0.00	$0.00	$18,600.00	PF

Customer:	MINI-MAILERS	Name:	Mini-Mailers, Inc.	Account Type:	Open Item
	Customer Type:	PAGEFLEX	Salesperson:	ABOXA-E	Credit:	$40,000.00
Territory:	Contact:	Accounts Payable	US-WEST			Terms:	Phone:	(949) 655-1400 Ext. 0000	NET30
INV-148810	SLS	11/30/2010	$1,200.00						$1,200.00
Balance

Totals:				$0.00	$0.00	$0.00	$0.00	$0.00	$1,200.00	$1,200.00	PF

Customer:	MOMENTUM WORLDW	Name:	Momentum Worldwide	Account Type:	Open Item
Unlimited	Customer Type:	PAGEFLEX	Salesperson:	ABOXA-E	Credit:
Territory:	Contact:	Accounts Payable	US-WEST			Terms:	Phone:	(314) 646-6478 Ext. 0000	NET30
INV-149969	SLS	7/31/2011	$2,000.00				$2,000.00
Balance

Totals:				$0.00	$0.00	$0.00	$2,000.00	$0.00	$0.00	$2,000.00	PF

Customer:	MONARCHGRAPHICS	Name:	Monarch Graphics Inc.	Account Type:	Open Item
Unlimited	Customer Type:	PAGEFLEX	Salesperson:	HOUSE-PF-D	Credit:
Territory:	Contact:	Attn: Accounts Payable	US-SOUTHEAST			Terms:	Phone:	(239) 221-8998 Ext. 0000	NET30
INV-149970	SLS	7/31/2011	$3,500.00				$3,500.00
Balance

Totals:				$0.00	$0.00	$0.00	$3,500.00	$0.00	$0.00	$3,500.00	PF

Customer:	MOOREWALLACE	Name:	RR Donnelley	Account Type:	Open Item
Unlimited	Customer Type:	DIR	Salesperson:	TBRAN-E	Credit:
Territory:	Contact:	Attn: Clariss Ware	US-CENTRAL			Terms:	Phone:	(717) 293-2466 Ext. 0000	NET30
INV-150182	SLS	9/20/2011	$20,000.00		$20,000.00
Balance

Totals:				$0.00	$20,000.00	$0.00	$0.00	$0.00	$0.00	$20,000.00	PF

Customer:	OCEAUSTRALIA	Name:	Oce Australia	Account Type:	Open Item
Unlimited	Customer Type:	Pageflex	Salesperson:	LWENG-R	Credit:
Territory:	Contact:	Attn: Accounts Payable	US-WEST			Terms:	Phone:	(089) 227-4622 Ext. 0000	NET30
INV-150071	SLS	9/2/2011	$5,200.00			$5,200.00
INV-150089	SLS	9/2/2011	$26,000.00			$26,000.00
Balance

Totals:				$0.00	$0.00	$31,200.00	$0.00	$0.00	$0.00	$31,200.00	PF

Customer:	PBM GRAPHICS	Name:	PBM Graphics, Inc.	Account Type:	Open Item
Unlimited	Customer Type:		Salesperson:	LWENG-N	Credit:
Territory:	Contact:	Attn: Steve Olson	US-EAST			Terms:	Phone:	(919) 544-6222 Ext. 0000	NET30
INV-150254	SLS	9/27/2011	$8,000.00		$8,000.00
Balance

Totals:				$0.00	$8,000.00	$0.00	$0.00	$0.00	$0.00	$8,000.00	PF

Customer:	PLMGROUPLTD	Name:	Transcontinental PLM Inc.	Account Type:	Open Item
Unlimited	Customer Type:	PAGEFLEX	Salesperson:	DMCCO-E	Credit:
Territory:	Contact:	Attn: Accounts Payable	CANADA			Terms:	Phone:	(416) 848-8500 Ext. 0000	NET30
INV-150337	SLS	10/19/2011	$17,000.00	$17,000.00
Balance

Totals:				$17,000.00	$0.00	$0.00	$0.00	$0.00	$0.00	$17,000.00	PF

Customer:	PRISTINEPRINT	Name:	Pristine Printing	Account Type:	Open Item
Unlimited	Customer Type:		Salesperson:	BOBN-N	Credit:
Territory:	Contact:	Attn: Accounts Payable	US-EAST			Terms:	Phone:	(416) 259-1621 Ext. 0000	NET30
INV-150309	SLS	10/7/2011	$8,000.00		$8,000.00
Balance

Totals:				$0.00	$8,000.00	$0.00	$0.00	$0.00	$0.00	$8,000.00	PF

Customer:	PROGRIMPINT	Name:	Progressive Impressions International	Account Type:	Open Item
	Customer Type:	PAGEFLEX	Salesperson:	TBRAN-E	Credit:	$125,000.00
Territory:	Contact:	Attn: Accounts Payable	US-WEST			Terms:	Phone:	(309) 662-2055 Ext. 0000	NET30
PYMNT000000010251	PMT	7/7/2011	($17,937.50)						($937.50)
Balance

Totals:				$0.00	$0.00	$0.00	$0.00	$0.00	($937.50)	($937.50)	PF

Customer:	REDIFFINDIALTD	Name:	Rediff.com India Limited	Account Type:	Open Item
Unlimited	Customer Type:	DIR	Salesperson:	HOUSE-DIR	Credit:
Territory:	Contact:	Sumit Rajwade	RETAIL DEFAULT			Terms:	Phone:	(912) 224-4491 Ext. 4400	NET30
INV-149261	SLS	1/1/2011	$23,000.00						$22,965.00
	PYMNT000000009763	5/3/2011						($16,099.00)
INV-149461	SLS	3/1/2011	$10,500.00						$10,500.00
	PYMNT000000011057	8/9/2011						($8,400.00)
INV-149462	SLS	3/31/2011	$3,000.00						$3,000.00
	PYMNT000000011057	8/9/2011						($2,400.00)
INV-149815	SLS	6/24/2011	$27,500.00						$27,500.00
	PYMNT000000011057	8/9/2011						($21,719.00)
INV-150290	SLS	9/30/2011	$22,500.00			$22,470.00
	PYMNT000000011352	10/28/2011			($17,835.00)
Balance

Totals:				$0.00	$0.00	$4,635.00	$0.00	$0.00	$15,347.00	$19,982.00	BOLT

Customer:	ROIDIST	Name:	ROI Distribution Ltd	Account Type:	Open Item
	Customer Type:	PAGEFLEX	Salesperson:	ABOXA-R	Credit:	$50,000.00
Territory:	Contact:	c/o ROI Software Distribution	US-WEST			Terms:	Phone:	(135) 460-2344 Ext. 0000	NET45
INV-149851	SLS	8/9/2011	$7,440.00					$7,400.00
	PYMNT000000010892	8/9/2011					($6,560.00)
INV-149984	SLS	8/9/2011	$450.00				$450.00
INV-150334	SLS	10/19/2011	$450.00	$450.00
INV-150376	SLS	10/24/2011	$1,500.00	$1,500.00
Balance

Totals:				$1,950.00	$0.00	$0.00	$450.00	$840.00	$0.00	$3,240.00	PF

Customer:	SAPAG	Name:	SAP Global Marketing, Inc.	Account Type:	Open Item
Unlimited	Customer Type:	PAGEFLEX	Salesperson:	DMCCO-E	Credit:
Territory:	Contact:	Attn: Accounts Payable	US-EAST			Terms:	Phone:	(000) 000-0000 Ext. 0000	NET60
PYMNT000000008840	PMT	1/14/2011	($8,083.33)						($166.66)
Balance

Totals:				$0.00	$0.00	$0.00	$0.00	$0.00	($166.66)	($166.66)	PF

Customer:	SIGLERCOMPANIES	Name:	Sigler Companies	Account Type:	Open Item
Unlimited	Customer Type:		Salesperson:	TBRAN-N	Credit:
Territory:	Contact:	Attn: Accounts Payable	US-MIDWEST			Terms:	Phone:	(515) 232-6997 Ext. 0000	NET30
INV-150175	SLS	8/31/2011	$3,000.00			$3,000.00
Balance

Totals:				$0.00	$0.00	$3,000.00	$0.00	$0.00	$0.00	$3,000.00	PF

Customer:	SUNSETPRINTING	Name:	Sunset Printing	Account Type:	Open Item
Unlimited	Customer Type:	PAGEFLEX	Salesperson:	DMCCO-E	Credit:
Territory:	Contact:	Attn: Accounts Payable	US-EAST			Terms:	Phone:	(973) 537-9600 Ext. 1700	NET30
INV-150471	SLS	10/31/2011	$500.00	$500.00
Balance

Totals:				$500.00	$0.00	$0.00	$0.00	$0.00	$0.00	$500.00	PF

Customer:	SYSTEMSSERV	Name:	Systems Service and Consult	Account Type:	Open Item
Unlimited	Customer Type:	PAGEFLEX	Salesperson:	EDONNOT-R	Credit:
Territory:	Contact:	Attn: Jean De Volder	IWAY			Terms:	Phone:	(324) 782-5405 Ext. 0000	NET30
INV-149715	SLS	5/30/2011	$4,103.50						$4,103.50
Balance

Totals:				$0.00	$0.00	$0.00	$0.00	$0.00	$4,103.50	$4,103.50	PF

Customer:	THINKPATENTED	Name:	Think Patented	Account Type:	Open Item
Unlimited	Customer Type:		Salesperson:	TBRAN-E	Credit:
Territory:	Contact:	Attn: Accounts Payable	US-MIDWEST			Terms:	Phone:	(937) 254-4023 Ext. 0000	NET30
INV-149828	SLS	6/28/2011	$2,000.00					$2,000.00
Balance

Totals:				$0.00	$0.00	$0.00	$0.00	$2,000.00	$0.00	$2,000.00	PF

Customer:	THOMPSON-WEST	Name:	Thomson West	Account Type:	Open Item
	Customer Type:	PAGEFLEX	Salesperson:	TBRAN-E	Credit:	$200,000.00
Territory:	Contact:	Attn: Accounts Payable/D3-S145	US-MIDWEST			Terms:	Phone:	(651) 687-1186 Ext. 0000	NET60
PYMNT000000009050	PMT	2/15/2011	($1,285.50)						($85.50)
Balance

Totals:				$0.00	$0.00	$0.00	$0.00	$0.00	($85.50)	($85.50)	PF

Customer:	WATERMARKGROUP	Name:	The Watermark Group	Account Type:	Open Item
Unlimited	Customer Type:	PAGEFLEX	Salesperson:	ABOXA-E	Credit:
Territory:	Contact:	Attn: Accounts Payable	US-WEST			Terms:	Phone:	(210) 599-0400 Ext. 0000	NET60
INV-150336	SLS	10/19/2011	$3,784.38	$3,784.38
Balance

Totals:				$3,784.38	$0.00	$0.00	$0.00	$0.00	$0.00	$3,784.38	PF

Customer:	WEBB-MASON	Name:	DemandBridge	Account Type:	Open Item
	Customer Type:	PAGEFLEX	Salesperson:	LWENG-E	Credit:	$50,000.00
Territory:	Contact:	Jeff S. Holder	US-EAST			Terms:	Phone:	(000) 000-0000 Ext. 0000	NET30
INV-149660	SLS	5/18/2011	$1,062.03						$1,062.03
	PYMNT000000010279	7/14/2011						($990.00)
PYMNT000000008844	PMT	1/4/2011	($217.50)						($42.50)
Balance

Totals:				$0.00	$0.00	$0.00	$0.00	$0.00	$29.53	$29.53	PF

Customer:	XEROX-IWAY	Name:	Xerox Corporation	Account Type:	Open Item
Unlimited	Customer Type:		Salesperson:	RBAIL/SBEAR-R	Credit:
Territory:	Contact:		RETAIL DEFAULT			Terms:	Phone:	(000) 000-0000 Ext. 0000	NET45
INV-150078	SLS	8/30/2011	$13,200.00		$13,200.00
INV-150090	SLS	9/2/2011	$42,750.00		$42,750.00
INV-150116	SLS	9/6/2011	$53,947.50		$53,947.50
INV-150251	SLS	9/19/2011	$3,000.00	$3,000.00
INV-150262	SLS	9/30/2011	$1,500.00	$1,500.00
							need to apply to highlighted invoices
PYMNT000000010818	PMT	8/30/2011	($67,147.50)				($67,147.50)
Balance

Totals:				$4,500.00	$109,897.50	$0.00	($67,147.50)	$0.00	$0.00	$47,250.00	PF

Customer(s)				Current	1 - 30 Days	31 -59 Days	60 - 89 Days	90 - 119 Days	120+ Days	Balance
Grand Totals:	99		Total Bitstream Totals	$455,097.37	$468,171.61	$127,061.21	($39,702.53)	$19,348.02	$121,043.61	$1,151,019.29
			Less Type:	(255,123.90)	(128,905.36)	(65,514.46)	(21,494.97)	(1,508.02)	(5,853.24)	(478,399.95)

			Pageflex /Bolt only	$199,973.47	$339,266.25	$61,546.75	($61,197.50)	$17,840.00	$115,190.37	$672,619.34

				193,953.13	269,266.25	56,911.75	(61,197.50)	17,840.00	9,843.37	486,617.00	PF
				—	—	—	—	—	—	—	TYPE
				6,020.34	70,000.00	4,635.00	—	—	105,347.00	186,002.34	BOLT

				199,973.47	339,266.25	61,546.75	(61,197.50)	17,840.00	115,190.37	672,619.34	TOTAL

				$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Schedule 1(b)

Shared Assets

Structure ID	Asset ID	Suf	Asset Description	Asset Class ID	Acquisition Date	Acquisition Cost	Location ID	Status	Deprec thru 6/30/11	NBV 6/30/11
840-00	000110	1	OfficenSide Chair	FF	3/31/1981	$311.85	MA-MARLBOROUGH	Active	311.85	$0.00
840-00	000188	1	Office chair with wheels	FF	9/1/1981	$320.00	MA-MARLBOROUGH	Active	320.00	$0.00
500-20	000179	1	Taupe guest sled chair	FF	9/1/1981	$320.00	MA-MARLBOROUGH	Active	320.00	$0.00
220-00	000032	1	Work Bench	FF	4/1/1982	$168.00	MA-MARLBOROUGH	Active	168.00	$0.00
840-00	000008	1	Ergon green swivel management chair	FF	3/1/1985	$302.40	MA-MARLBOROUGH	Active	302.40	$0.00
840-00	000211	1	Large Wooden Conference Table	FF	3/1/1985	$305.55	MA-MARLBOROUGH	Active	305.55	$0.00
840-00	000222	1	Round black table	FF	3/1/1985	$200.40	MA-MARLBOROUGH	Active	200.40	$0.00
840-00	001026	1	Black 2-shelf bookcase	FF	3/1/1985	$247.20	MA-MARLBOROUGH	Active	247.20	$0.00
840-00	001028	1	Large Conference room table	FF	3/1/1985	$264.60	MA-MARLBOROUGH	Active	264.60	$0.00
840-00	000118	1	42 3-draw grey file cabinet	FF	2/1/1986	$215.90	MA-MARLBOROUGH	Active	215.90	$0.00
840-00	000130	1	3 drawer lateral file grey ethos	FF	2/1/1986	$215.90	MA-MARLBOROUGH	Active	215.90	$0.00
840-00	000998	1	Gray 3 drawer lateral file	FF	2/1/1986	$215.90	MA-MARLBOROUGH	Active	215.90	$0.00
840-00	000999	1	3 drawer lateral file	FF	2/1/1986	$215.90	MA-MARLBOROUGH	Active	215.90	$0.00
840-00	000068	1	Chair	FF	12/1/1986	$390.00	MA-MARLBOROUGH	Active	390.00	$0.00
840-00	000329	1	Chair	FF	1/2/1987	$354.64	MA-MARLBOROUGH	Active	354.64	$0.00
840-00	000001	1	Black 5	FF	4/2/1987	$402.60	MA-MARLBOROUGH	Active	402.60	$0.00
840-00	000026	1	Black Oval Conference Table	FF	4/2/1987	$868.64	MA-MARLBOROUGH	Active	868.64	$0.00
840-00	000125	1	6	FF	4/2/1987	$437.40	MA-MARLBOROUGH	Active	437.40	$0.00
840-00	000307	1	6	FF	4/2/1987	$437.40	MA-MARLBOROUGH	Active	437.40	$0.00
220-00	000959	1	Swivel Chair	FF	4/2/1987	$238.72	MA-MARLBOROUGH	Active	238.72	$0.00
840-00	000969	1	Shipping scale-	FF	4/2/1987	$343.04	MA-MARLBOROUGH	Active	343.04	$0.00
120-10	000007	1	Ergon black swivel operational chair	FF	4/2/1987	$338.52	MA-MARLBOROUGH	Active	338.52	$0.00
120-10	000014	1	Grey sled base guest chair	FF	4/2/1987	$239.94	MA-MARLBOROUGH	Active	239.94	$0.00
840-00	000199	1	Conference Table	FF	7/3/1987	$388.20	MA-MARLBOROUGH	Active	388.20	$0.00
500-20	000248	1	Desk top Cube	FF	7/3/1987	$313.80	MA-MARLBOROUGH	Active	313.80	$0.00
840-00	000416	1	Novell NS68B Server 183 MB system	PS	7/3/1987	$18,477.00	MA-MARLBOROUGH	Active	18,477.00	$0.00
840-00	000417	1	SBT software package w/in Server	PS	7/3/1987	$3,535.00	MA-MARLBOROUGH	Active	3,535.00	$0.00
840-00	000419	1	Novell ND52 server sys w/140MB DiskDr.	PS	7/3/1987	$13,907.00	MA-MARLBOROUGH	Active	13,907.00	$0.00
840-00	000974	1	Two drawer lateral file	FF	10/1/1987	$308.70	MA-MARLBOROUGH	Active	308.70	$0.00
800-00	000984	1	Office Side Chair	FF	10/1/1987	$308.70	MA-MARLBOROUGH	Active	308.70	$0.00
120-10	000961	1	Grey sled base chair	FF	10/1/1987	$320.00	MA-MARLBOROUGH	Active	320.00	$0.00
840-00	000418	1	Computer Software	PS	10/1/1987	$6,000.00	MA-MARLBOROUGH	Active	6,000.00	$0.00
810-00	000030	1	Black Swivel Chair	FF	6/1/1988	$184.80	MA-MARLBOROUGH	Active	184.80	$0.00
220-00	000047	1	Upper Shelf	FF	6/1/1988	$441.96	MA-MARLBOROUGH	Active	441.96	$0.00
840-00	000070	1	4-drawer File Cabinet w/lock	FF	6/1/1988	$585.53	MA-MARLBOROUGH	Active	585.53	$0.00
800-00	000078	1	Blue sled base chair w/o arms	FF	6/1/1988	$184.80	MA-MARLBOROUGH	Active	184.80	$0.00
840-00	000081	1	Two-drawer lateral file cabinet	FF	6/1/1988	$321.90	MA-MARLBOROUGH	Active	321.90	$0.00
840-00	000112	1	42 3 drawer grey ethos file cabinet	FF	6/1/1988	$33.64	MA-MARLBOROUGH	Active	33.64	$0.00
220-00	000210	1	5-Drawer File Cabinet (Empty in Hall)	FF	6/1/1988	$275.00	MA-MARLBOROUGH	Active	275.00	$0.00
220-00	000240	1	5 tier bookshelf	FF	6/1/1988	$146.30	MA-MARLBOROUGH	Active	146.30	$0.00
220-00	000243	1	5 Tier bookcase	FF	6/1/1988	$146.30	MA-MARLBOROUGH	Active	146.30	$0.00
840-00	000302	1	Round Kitchen Tables	FF	6/1/1988	$247.50	MA-MARLBOROUGH	Active	247.50	$0.00
840-00	000311	1	Gray Table	FF	6/1/1988	$247.50	MA-MARLBOROUGH	Active	247.50	$0.00
840-00	000313	1	Three-drawer lateral file cabinet	FF	6/1/1988	$441.96	MA-MARLBOROUGH	Active	441.96	$0.00
800-00	000315	1	Grey Four-drawer file cabinet	FF	6/1/1988	$275.00	MA-MARLBOROUGH	Active	275.00	$0.00
840-00	000358	1	Blue swivel chair	FF	6/1/1988	$184.80	MA-MARLBOROUGH	Active	184.80	$0.00
800-00	001032	1	Office chair with wheels	FF	6/1/1988	$321.90	MA-MARLBOROUGH	Active	321.90	$0.00
840-00	001048	1	Blue low-back swivel chair w/ arms	FF	6/1/1988	$311.85	MA-MARLBOROUGH	Active	311.85	$0.00
840-00	001050	1	Office Executive Chair with Wheels-Black	FF	6/1/1988	$275.00	MA-MARLBOROUGH	Active	275.00	$0.00
840-00	001063	1	Three-drawer lateral file cabinet	FF	6/1/1988	$441.96	MA-MARLBOROUGH	Active	441.96	$0.00
840-00	001069	1	Blu low-back swivel chair w/ arms	FF	6/1/1988	$311.85	MA-MARLBOROUGH	Active	311.85	$0.00

120-10	000077	1	Blue low-back swivel chair w/ arms	FF	6/1/1988	$311.85	MA-MARLBOROUGH	Active	311.85	$0.00
400-10	000348	1	Blue sled Chair	FF	6/1/1988	$184.80	MA-MARLBOROUGH	Active	184.80	$0.00
300-20	000107	1	Office chair with wheels	FF	6/1/1988	$311.85	MA-MARLBOROUGH	Active	311.85	$0.00
840-00	000455	1	IBM WheelWriter III Printer	CE	11/1/1988	$717.15	MA-MARLBOROUGH	Active	717.15	$0.00
840-00	000965	1	Steel Cabinet 6	FF	11/1/1988	$666.25	MA-MARLBOROUGH	Active	666.25	$0.00
840-00	000087	1	Tear Drop Table	FF	12/1/1988	$193.60	MA-MARLBOROUGH	Active	193.60	$0.00
220-00	000100	1	Black Cart with Wheels	FF	12/1/1988	$262.35	MA-MARLBOROUGH	Active	262.35	$0.00
220-00	000102	1	Cart	FF	12/1/1988	$262.35	MA-MARLBOROUGH	Active	262.35	$0.00
840-00	000105	1	Grey 3-draw pedestal file cabinet	FF	12/1/1988	$275.00	MA-MARLBOROUGH	Active	275.00	$0.00
800-00	000106	1	Small Table	FF	12/1/1988	$262.35	MA-MARLBOROUGH	Active	262.35	$0.00
220-00	000108	1	Work Bench	FF	12/1/1988	$165.00	MA-MARLBOROUGH	Active	165.00	$0.00
220-00	000111	1	Work Bench	FF	12/1/1988	$165.00	MA-MARLBOROUGH	Active	165.00	$0.00
840-00	000113	1	42 3-draw grey file cabinet	FF	12/1/1988	$441.96	MA-MARLBOROUGH	Active	441.96	$0.00
840-00	000114	1	42 3-draw grey file cabinet	FF	12/1/1988	$441.96	MA-MARLBOROUGH	Active	441.96	$0.00
840-00	000115	1	42 3-draw grey file cabinet	FF	12/1/1988	$441.96	MA-MARLBOROUGH	Active	441.96	$0.00
840-00	000116	1	42 3-draw grey file cabinet	FF	12/1/1988	$441.96	MA-MARLBOROUGH	Active	441.96	$0.00
820-00	000117	1	42 3-draw grey file cabinet	FF	12/1/1988	$441.96	MA-MARLBOROUGH	Active	441.96	$0.00
220-00	000126	1	Swivel Chair	FF	12/1/1988	$214.50	MA-MARLBOROUGH	Active	214.50	$0.00
800-00	000183	1	4 drawer lat. file	FF	12/1/1988	$321.90	MA-MARLBOROUGH	Active	321.90	$0.00
840-00	000200	1	2 drawer lat. file	FF	12/1/1988	$321.90	MA-MARLBOROUGH	Active	321.90	$0.00
220-00	000201	1	Rolling cabinet	FF	12/1/1988	$321.90	MA-MARLBOROUGH	Active	321.90	$0.00
840-00	000252	1	Lateral file	FF	12/1/1988	$33.64	MA-MARLBOROUGH	Active	33.64	$0.00
840-00	000253	1	Lateral file	FF	12/1/1988	$33.64	MA-MARLBOROUGH	Active	33.64	$0.00
840-00	000338	1	Office rectangular table-Old/Grey	FF	12/1/1988	$275.00	MA-MARLBOROUGH	Active	275.00	$0.00
840-00	000339	1	3-draw grey file cabinet	FF	12/1/1988	$441.96	MA-MARLBOROUGH	Active	441.96	$0.00
840-00	000340	1	3-draw grey file cabinet	FF	12/1/1988	$441.96	MA-MARLBOROUGH	Active	441.96	$0.00
840-00	000341	1	3-draw grey file cabinet	FF	12/1/1988	$441.96	MA-MARLBOROUGH	Active	441.96	$0.00
840-00	000342	1	42 3-draw grey file cabinet	FF	12/1/1988	$441.96	MA-MARLBOROUGH	Active	441.96	$0.00
840-00	000343	1	423-draw grey file cabinet	FF	12/1/1988	$441.96	MA-MARLBOROUGH	Active	441.96	$0.00
840-00	000344	1	3-draw grey file cabinet	FF	12/1/1988	$441.96	MA-MARLBOROUGH	Active	441.96	$0.00
840-00	000346	1	42 3-draw grey file cabinet	FF	12/1/1988	$441.96	MA-MARLBOROUGH	Active	441.96	$0.00
840-00	000349	1	42 3-draw grey file cabinet	FF	12/1/1988	$441.96	MA-MARLBOROUGH	Active	441.96	$0.00
820-00	000350	1	42 3-draw grey file cabinet	FF	12/1/1988	$441.96	MA-MARLBOROUGH	Active	441.96	$0.00
840-00	000351	1	42 grey 3 drawer file cabinet	FF	12/1/1988	$441.96	MA-MARLBOROUGH	Active	441.96	$0.00
800-00	000352	1	42 3-draw grey file cabinet	FF	12/1/1988	$441.96	MA-MARLBOROUGH	Active	441.96	$0.00
840-00	001019	1	3 drawer lateral file with lock	FF	12/1/1988	$33.64	MA-MARLBOROUGH	Active	33.64	$0.00
840-00	001021	1	5 drawer lat. file black	FF	12/1/1988	$321.90	MA-MARLBOROUGH	Active	321.90	$0.00
840-00	001067	1	Bookshelf	FF	12/1/1988	$41.76	MA-MARLBOROUGH	Active	41.76	$0.00
840-00	000147	1	Grey 42 3-draw File Cabinet	FF	6/1/1989	$562.30	MA-MARLBOROUGH	Active	562.30	$0.00
840-00	000178	1	Grey 42 3-draw file cabinet	FF	6/1/1989	$562.30	MA-MARLBOROUGH	Active	562.30	$0.00
840-00	000236	1	File cabinet	FF	6/1/1989	$562.30	MA-MARLBOROUGH	Active	562.30	$0.00
220-00	000264	1	2 drawer file cabinet	FF	1/1/1990	$631.50	MA-MARLBOROUGH	Active	631.50	$0.00
840-00	000271	1	Crepe Sled Chair	FF	1/1/1990	$202.46	MA-MARLBOROUGH	Active	202.46	$0.00
840-00	000272	1	Crepe Sled Chair	FF	1/1/1990	$202.46	MA-MARLBOROUGH	Active	202.46	$0.00
840-00	000273	1	Crepe Sled Chair	FF	1/1/1990	$202.46	MA-MARLBOROUGH	Active	202.46	$0.00
840-00	000274	1	Crepe Sled Chair	FF	1/1/1990	$202.46	MA-MARLBOROUGH	Active	202.46	$0.00
840-00	000275	1	Crepe Sled Chair	FF	1/1/1990	$202.46	MA-MARLBOROUGH	Active	202.46	$0.00
840-00	001046	1	Grey 3 drawer file cabinet with lock	FF	1/1/1990	$497.64	MA-MARLBOROUGH	Active	497.64	$0.00
120-10	001042	1	Office chair with wheels	FF	2/1/1990	$318.00	MA-MARLBOROUGH	Active	318.00	$0.00
840-00	000265	1	3-drawer File Cabinet	FF	4/1/1990	$336.40	MA-MARLBOROUGH	Active	336.40	$0.00
220-00	000263	1	Rubbermaid tilt Trashcan	FF	6/1/1990	$1,092.52	MA-MARLBOROUGH	Active	1,092.52	$0.00
840-00	001040	1	3 drawer file cabinet	FF	6/1/1990	$571.80	MA-MARLBOROUGH	Active	571.80	$0.00
840-00	001041	1	3 drawer file cabinet	FF	6/1/1990	$571.80	MA-MARLBOROUGH	Active	571.80	$0.00

220-00	000463	1	Rand 10lb Scale	OE	8/1/1990	$979.05	MA-MARLBOROUGH	Active	979.05	$0.00
220-00	000462	1	Digital Postage Scale	OE	10/1/1990	$1,627.50	MA-MARLBOROUGH	Active	1,627.50	$0.00
840-00	000513	1	Manger Switch	CE	12/1/1990	$958.35	MA-MARLBOROUGH	Active	958.35	$0.00
840-00	000538	1	3com switch	CE	1/1/1995	$807.18	MA-MARLBOROUGH	Active	807.18	$0.00
840-00	000518	1	Revolut. PCI/EISA 5/100 MI	CE	4/1/1995	$4,829.86	MA-MARLBOROUGH	Active	4,829.86	$0.00
840-00	000519	1	Quantity 4 - Seagate Sci-2 Disks 4266	CE	4/1/1995	$7,917.71	MA-MARLBOROUGH	Active	7,917.71	$0.00
840-00	000520	1	PCI wide kit AHA-2940w	CE	4/1/1995	$843.88	MA-MARLBOROUGH	Active	843.88	$0.00
840-00	000521	1	PCI Kit Fast/wide SCSI	CE	4/1/1995	$1,012.94	MA-MARLBOROUGH	Active	1,012.94	$0.00
840-00	000522	1	SCSI Express Upgrade Server2 NXV-V2	CE	5/1/1995	$2,809.50	MA-MARLBOROUGH	Active	2,809.50	$0.00
840-00	000637	1	TerraNet CISCO Router CSU/DSU	CE	7/1/1995	$2,295.00	MA-MARLBOROUGH	Active	2,295.00	$0.00
840-00	000515	1	Dell Server (Thawk Rack)	CE	9/1/1995	$2,290.00	MA-MARLBOROUGH	Active	2,290.00	$0.00
840-00	000531	1	Compaq Tape drive cabinet ( Old B/U Driv	CE	9/1/1995	$1,136.17	MA-MARLBOROUGH	Active	1,136.17	$0.00
840-00	000436	1	Accounting Software upgrade	PS	9/1/1995	$6,763.63	MA-MARLBOROUGH	Active	6,763.63	$0.00
840-00	000627	1	DLT DS9400 40GB Single Tape BK	CE	11/1/1995	$5,304.00	MA-MARLBOROUGH	Active	5,304.00	$0.00
840-00	000523	1	Segate ST15150N Drive in Server	CE	2/1/1996	$1,357.14	MA-MARLBOROUGH	Active	1,357.14	$0.00
840-00	000532	1	PDU ( Thawk Rack )	CE	5/1/1996	$297.26	MA-MARLBOROUGH	Active	297.26	$0.00
840-00	000549	1	Cisco Router w/ modem bank	CE	5/1/1996	$960.00	MA-MARLBOROUGH	Active	960.00	$0.00
840-00	000550	1	Compaq Library B/U	CE	5/1/1996	$654.02	MA-MARLBOROUGH	Active	654.02	$0.00
840-00	000551	1	Cisco Pix Firewalls( Thawk Rack )	CE	5/1/1996	$941.00	MA-MARLBOROUGH	Active	941.00	$0.00
840-00	000553	1	Cisco Pix Firewalls( Thawk Rack )	CE	5/1/1996	$969.00	MA-MARLBOROUGH	Active	969.00	$0.00
840-00	000554	1	16 Port Belkin KVM Switch ( DNS Rack )	CE	5/1/1996	$1,295.00	MA-MARLBOROUGH	Active	1,295.00	$0.00
840-00	000555	1	2.1GB Wide SCSI SGL, 4MB EDRAM	CE	5/1/1996	$11,686.00	MA-MARLBOROUGH	Active	11,686.00	$0.00
840-00	000556	1	3com switch	CE	5/1/1996	$928.44	MA-MARLBOROUGH	Active	928.44	$0.00
840-00	000557	1	Compaq Library B/U	CE	5/1/1996	$2,070.00	MA-MARLBOROUGH	Active	2,070.00	$0.00
840-00	000558	1	Belkiin 16 Port KVM	CE	5/1/1996	$300.00	MA-MARLBOROUGH	Active	300.00	$0.00
840-00	000566	1	DLT DS9400 40GB Single Tape	CE	5/1/1996	$5,300.00	MA-MARLBOROUGH	Active	5,300.00	$0.00
840-00	000567	1	Switch	CE	5/1/1996	$755.21	MA-MARLBOROUGH	Active	755.21	$0.00
840-00	000571	1	Linkbuilder FMS II 24 Port TP Hub	CE	5/1/1996	$899.00	MA-MARLBOROUGH	Active	899.00	$0.00
840-00	000572	1	Great Plains server H.P. DL380-Serial -E	CE	5/1/1996	$2,223.00	MA-MARLBOROUGH	Active	2,223.00	$0.00
840-00	000574	1	APC Rackmount Battery B/U	CE	5/1/1996	$695.00	MA-MARLBOROUGH	Active	695.00	$0.00
840-00	000576	1	APC Smart-UPS 1000 (W/Powerchute)Nware	CE	5/1/1996	$449.00	MA-MARLBOROUGH	Active	449.00	$0.00
840-00	000577	1	APC Smart-UPS 1000(W/Powerchute)netwar	CE	5/1/1996	$449.00	MA-MARLBOROUGH	Active	449.00	$0.00
840-00	000578	1	APC Smart-UPS 1000(W/powerchute)Netwar	CE	5/1/1996	$449.00	MA-MARLBOROUGH	Active	449.00	$0.00
840-00	000579	1	16-1 CPU/Keyboard/Monitor/mouse	CE	5/1/1996	$1,734.28	MA-MARLBOROUGH	Active	1,734.28	$0.00
840-00	000580	1	20 VGA/PS2 with Mouse	CE	5/1/1996	$1,105.27	MA-MARLBOROUGH	Active	1,105.27	$0.00
840-00	000581	1	Linkswitch 1000	CE	5/1/1996	$3,095.74	MA-MARLBOROUGH	Active	3,095.74	$0.00
840-00	000582	1	Linkswitch 1000	CE	5/1/1996	$3,095.74	MA-MARLBOROUGH	Active	3,095.74	$0.00
840-00	000583	1	FMS100 Expansion	CE	5/1/1996	$333.36	MA-MARLBOROUGH	Active	333.36	$0.00
840-00	000584	1	Linkbuilder FMS 100	CE	5/1/1996	$5,979.00	MA-MARLBOROUGH	Active	5,979.00	$0.00
840-00	000585	1	4Pack og linkbuilder TP12	CE	5/1/1996	$300.42	MA-MARLBOROUGH	Active	300.42	$0.00
840-00	000588	1	Sun CUS, upgrade sparc 5 model 110 #3651	CE	5/1/1996	$6,532.00	MA-MARLBOROUGH	Active	6,532.00	$0.00
840-00	000628	1	Compaq Library B/U	CE	5/1/1996	$654.02	MA-MARLBOROUGH	Active	654.02	$0.00
840-00	000629	1	Desktop SRTENDNSI	CE	5/1/1996	$684.00	MA-MARLBOROUGH	Active	684.00	$0.00
840-00	000442	1	WIN 95 upgrade on network	PS	5/1/1996	$1,799.00	MA-MARLBOROUGH	Active	1,799.00	$0.00
840-00	000443	1	Word& Excel siftware on network	PS	5/1/1996	$6,972.90	MA-MARLBOROUGH	Active	6,972.90	$0.00
840-00	000524	1	WBPENT-133	CE	6/1/1996	$282.00	MA-MARLBOROUGH	Active	282.00	$0.00
840-00	000525	1	OEM-ACT 2.0 WIN 10Pk	CE	6/1/1996	$2,080.47	MA-MARLBOROUGH	Active	2,080.47	$0.00
840-00	000533	1	PDU ( Thawk Rack )	CE	6/1/1996	$282.00	MA-MARLBOROUGH	Active	282.00	$0.00
840-00	000534	1	KVM ( Thawk Rack )	CE	6/1/1996	$310.32	MA-MARLBOROUGH	Active	310.32	$0.00
840-00	000559	1	PFDEMOY Compaq server H.P. DL 380	CE	6/1/1996	$3,056.00	MA-MARLBOROUGH	Active	3,056.00	$0.00
840-00	000595	1	Dell Server ( Thawk Rack )	CE	6/1/1996	$2,430.00	MA-MARLBOROUGH	Active	2,430.00	$0.00
840-00	000545	1	Router	CE	7/1/1996	$995.00	MA-MARLBOROUGH	Active	995.00	$0.00
840-00	000596	1	SunS1000E Cabinet System 1000 CAN w/CD	CE	7/1/1996	$18,630.00	MA-MARLBOROUGH	Active	18,630.00	$0.00

840-00	000597	1	SUNX1215A System Board W/85MHZ Process	CE	7/1/1996	$26,910.00	MA-MARLBOROUGH	Active	26,910.00	$0.00
840-00	000598	1	SUNX1215A-PROMO W/two 85MHZ Process	CE	7/1/1996	$11,040.00	MA-MARLBOROUGH	Active	11,040.00	$0.00
840-00	000599	1	SUNX311L Localized Power Cord, SCSI-2	CE	7/1/1996	$1,518.00	MA-MARLBOROUGH	Active	1,518.00	$0.00
840-00	000600	1	SUNSOLS-2.5.1-C SFT Solaris v2.5.1	CE	7/1/1996	$617.55	MA-MARLBOROUGH	Active	617.55	$0.00
840-00	000601	1	Arcserve/Open Base PKG	CE	7/1/1996	$1,740.00	MA-MARLBOROUGH	Active	1,740.00	$0.00
840-00	000605	1	SUNX790A SPARC Storage Array w/6x2.1	CE	7/1/1996	$15,042.00	MA-MARLBOROUGH	Active	15,042.00	$0.00
840-00	000606	1	Cisco Switch Catalyst 3550	CE	7/1/1996	$1,104.00	MA-MARLBOROUGH	Active	1,104.00	$0.00
840-00	000607	1	Dparcstorage DLT4000 Tape Drive 50-50	CE	7/1/1996	$5,175.00	MA-MARLBOROUGH	Active	5,175.00	$0.00
840-00	000612	1	SPARC	CE	7/1/1996	$2,825.55	MA-MARLBOROUGH	Active	2,825.55	$0.00
840-00	000613	1	APC Smart UPS	CE	7/1/1996	$759.00	MA-MARLBOROUGH	Active	759.00	$0.00
840-00	000614	1	APC Smart UPS	CE	7/1/1996	$759.00	MA-MARLBOROUGH	Active	759.00	$0.00
840-00	000615	1	APC Smart UPS 1000	CE	7/1/1996	$759.00	MA-MARLBOROUGH	Active	759.00	$0.00
840-00	000616	1	APC Smart UPS 3000( Thawk Rack)	CE	7/1/1996	$759.00	MA-MARLBOROUGH	Active	759.00	$0.00
840-00	000449	1	Software Visual for C++ W/online DOC	PS	7/1/1996	$2,279.00	MA-MARLBOROUGH	Active	2,279.00	$0.00
840-00	000450	1	Software Visual Single User License	PS	7/1/1996	$2,506.00	MA-MARLBOROUGH	Active	2,506.00	$0.00
840-00	000526	1	Pentium 133 CPU	CE	9/1/1996	$564.00	MA-MARLBOROUGH	Active	564.00	$0.00
840-00	000535	1	HP proliant DL380 ( Bitstream web server	CE	9/1/1996	$107.00	MA-MARLBOROUGH	Active	107.00	$0.00
840-00	000536	1	HP proliant DL380 ( Bitstream web server	CE	9/1/1996	$282.00	MA-MARLBOROUGH	Active	282.00	$0.00
840-00	000630	1	Compaq Server	CE	9/1/1996	$1,295.00	MA-MARLBOROUGH	Active	1,295.00	$0.00
840-00	000631	1	17	CE	9/1/1996	$202.00	MA-MARLBOROUGH	Active	202.00	$0.00
840-00	000537	1	Compaq Proliant DC 360	CE	10/1/1996	$924.00	MA-MARLBOROUGH	Active	924.00	$0.00
840-00	000608	1	Managed power outlet	CE	10/1/1996	$326.00	MA-MARLBOROUGH	Active	326.00	$0.00
840-00	000617	1	HP Proliant ML370 ( HPP Flow )	CE	10/1/1996	$761.80	MA-MARLBOROUGH	Active	761.80	$0.00
840-00	000618	1	Internet Router Cisco 1720	CE	10/1/1996	$489.00	MA-MARLBOROUGH	Active	489.00	$0.00
840-00	000621	1	Sun Server	CE	10/1/1996	$10,773.45	MA-MARLBOROUGH	Active	10,773.45	$0.00
840-00	000439	1	Intranetware UPG 4.X 100U to 4.11	PS	10/1/1996	$1,030.00	MA-MARLBOROUGH	Active	1,030.00	$0.00
800-00	001149	1	HP LASERJET 5M 6K 600DPI	CE	12/1/1996	$1,744.00	MA-MARLBOROUGH	Active	1,744.00	$0.00
840-00	000465	1	Router ENET/DUAL SERIA	CE	1/1/1997	$1,583.00	MA-MARLBOROUGH	Active	1,583.00	$0.00
840-00	000437	1	Act 3.0 win95 nt	PS	2/1/1997	$2,525.00	MA-MARLBOROUGH	Active	2,525.00	$0.00
840-00	000438	1	CC MAIL	PS	2/1/1997	$683.00	MA-MARLBOROUGH	Active	683.00	$0.00
840-00	000471	1	Cisco Router	CE	3/1/1997	$550.00	MA-MARLBOROUGH	Active	550.00	$0.00
840-00	000527	1	NTWR Telephony Services V2.21	CE	4/1/1997	$934.00	MA-MARLBOROUGH	Active	934.00	$0.00
220-00	000475	1	Postage Machine	OE	5/1/1997	$795.00	MA-MARLBOROUGH	Active	795.00	$0.00
840-00	000560	1	Proof Point Server	CE	6/1/1997	$2,779.75	MA-MARLBOROUGH	Active	2,779.75	$0.00
840-00	000632	1	Rack mount Battery B/U	CE	6/1/1997	$2,779.75	MA-MARLBOROUGH	Active	2,779.75	$0.00
820-00	000421	1	CMS Stock Option Software	PS	6/1/1997	$10,114.59	MA-MARLBOROUGH	Active	10,114.59	$0.00
840-00	000477	1	Dell Power Connect 24 port Switch	CE	7/1/1997	$598.00	MA-MARLBOROUGH	Active	598.00	$0.00
840-00	000479	1	SUN MISC. parts	CE	7/1/1997	$3,427.50	MA-MARLBOROUGH	Active	3,427.50	$0.00
840-00	000483	1	Superstack II HUB 100BTX	CE	7/1/1997	$887.50	MA-MARLBOROUGH	Active	887.50	$0.00
840-00	000487	1	SUNX5209A	CE	7/1/1997	$646.88	MA-MARLBOROUGH	Active	646.88	$0.00
840-00	000561	1	Rack mount Battery B/U	CE	7/1/1997	$1,788.00	MA-MARLBOROUGH	Active	1,788.00	$0.00
840-00	000562	1	Compaq Library B/U	CE	7/1/1997	$468.00	MA-MARLBOROUGH	Active	468.00	$0.00
840-00	000602	1	SUN EQUIPMENT RENEWAL MAINT.	CE	7/1/1997	$2,901.56	MA-MARLBOROUGH	Active	2,901.56	$0.00
840-00	000633	1	Rosewill GP7-500 Desk Top	CE	7/1/1997	$1,788.00	MA-MARLBOROUGH	Active	1,788.00	$0.00
840-00	000634	1	Compaq Library B/U	CE	7/1/1997	$468.00	MA-MARLBOROUGH	Active	468.00	$0.00
840-00	000447	1	LICENSE DEVELOPER/2000 SUN EQUIP.	PS	7/1/1997	$4,995.00	MA-MARLBOROUGH	Active	4,995.00	$0.00
840-00	000448	1	ORACLE SUPPORT	PS	7/1/1997	$1,600.00	MA-MARLBOROUGH	Active	1,600.00	$0.00
840-00	000480	1	Linux FTP Server	CE	8/1/1997	$1,048.90	MA-MARLBOROUGH	Active	1,048.90	$0.00
840-00	000481	1	Sun Swift SBUS Adapter	CE	8/1/1997	$821.25	MA-MARLBOROUGH	Active	821.25	$0.00
840-00	000603	1	SUN Fiber channel/Sbus Host Adapter	CE	8/1/1997	$1,350.00	MA-MARLBOROUGH	Active	1,350.00	$0.00
840-00	000496	1	Micron Server	CE	9/1/1997	$1,986.00	MA-MARLBOROUGH	Active	1,986.00	$0.00
840-00	000498	1	Epson Scanner	CE	10/1/1997	$450.00	MA-MARLBOROUGH	Active	450.00	$0.00
840-00	000528	1	Arcserve client agent v4.0	CE	10/1/1997	$582.00	MA-MARLBOROUGH	Active	582.00	$0.00

840-00	000529	1	Memory for new chutny	CE	10/1/1997	$286.00	MA-MARLBOROUGH	Active	286.00	$0.00
840-00	000530	1	Enterprise SCSI 4GB SE	CE	10/1/1997	$662.00	MA-MARLBOROUGH	Active	662.00	$0.00
840-00	000500	1	Foster Rotary Cutter	CE	11/1/1997	$553.35	MA-MARLBOROUGH	Active	553.35	$0.00
840-00	000506	1	Laptop/Dell	CE	12/1/1997	$388.00	MA-MARLBOROUGH	Active	388.00	$0.00
840-00	000564	1	Dell Optipiex 745 ( Note Sonic 2 )	CE	1/1/1998	$472.90	MA-MARLBOROUGH	Active	472.90	$0.00
840-00	000565	1	Dell Optipiex 745 ( Note Sonic 2 ) GX270	CE	1/1/1998	$472.90	MA-MARLBOROUGH	Active	472.90	$0.00
840-00	000604	1	QUAD FAST ETHERNET SBUS CARD	CE	1/1/1998	$1,587.28	MA-MARLBOROUGH	Active	1,587.28	$0.00
840-00	000609	1	APC Smart UPS	CE	1/1/1998	$787.50	MA-MARLBOROUGH	Active	787.50	$0.00
840-00	000610	1	APC Smart UPS	CE	1/1/1998	$787.50	MA-MARLBOROUGH	Active	787.50	$0.00
840-00	000611	1	DLT TAPE DRIVE5X4.2GB DRIVE FOR SPARC ST	CE	1/1/1998	$6,916.67	MA-MARLBOROUGH	Active	6,916.67	$0.00
840-00	000635	1	Dell Server ( Nick Salzman )	CE	1/1/1998	$472.90	MA-MARLBOROUGH	Active	472.90	$0.00
840-00	000636	1	Dell Server	CE	1/1/1998	$469.85	MA-MARLBOROUGH	Active	469.85	$0.00
840-00	000368	1	Office chair with wheels	FF	2/1/1998	$219.45	MA-MARLBOROUGH	Active	219.45	$0.00
840-00	000370	1	Office chair with wheels	FF	2/1/1998	$219.45	MA-MARLBOROUGH	Active	219.45	$0.00
220-00	000372	1	MID BACK TASK CHAIRS	FF	2/1/1998	$219.45	MA-MARLBOROUGH	Active	219.45	$0.00
840-00	000377	1	MID BACK TASK CHAIRS	FF	2/1/1998	$219.45	MA-MARLBOROUGH	Active	219.45	$0.00
120-10	000369	1	MID BACK TASK CHAIRS	FF	2/1/1998	$219.45	MA-MARLBOROUGH	Active	219.45	$0.00
300-20	000376	1	MID BACK TASK CHAIRS	FF	2/1/1998	$219.45	MA-MARLBOROUGH	Active	219.45	$0.00
840-00	000497	1	Goldmine V3.2 Win95	CE	3/1/1998	$1,250.55	MA-MARLBOROUGH	Active	1,250.55	$0.00
840-00	001141	1	IBM Wheelwriter 1500 Typewriter	CE	3/1/1998	$2,255.00	MA-MARLBOROUGH	Active	2,255.00	$0.00
840-00	001083	1	Office chair with wheels	FF	3/1/1998	$315.00	MA-MARLBOROUGH	Active	315.00	$0.00
120-10	000361	1	Office chair with wheels	FF	3/1/1998	$315.00	MA-MARLBOROUGH	Active	315.00	$0.00
120-10	001076	1	Office chair with wheels	FF	3/1/1998	$315.00	MA-MARLBOROUGH	Active	315.00	$0.00
810-00	000385	1	Office side chair with wheels	FF	4/1/1998	$207.53	MA-MARLBOROUGH	Active	207.53	$0.00
840-00	000435	1	Explorer Developmer Kit	PS	4/1/1998	$4,225.00	MA-MARLBOROUGH	Active	4,225.00	$0.00
840-00	000640	1	Monitor for his GP6 system #0012172906	CE	2/1/1999	$500.00	MA-MARLBOROUGH	Active	500.00	$0.00
840-00	001164	1	Printer 1200 H.P.	CE	2/24/1999	$510.00	MA-MARLBOROUGH	Active	510.00	$0.00
220-00	000657	1	Gateway GP7-500 / Amherst #387444	CE	3/1/1999	$3,105.00	MA-MARLBOROUGH	Active	3,105.00	$0.00
220-00	000659	1	Powermac G3-300 xtra mem- Amhe #386894	CE	3/1/1999	$2,742.60	MA-MARLBOROUGH	Active	2,742.60	$0.00
220-00	000661	1	MediaForm Duplicator/Signal #11342	ME	3/1/1999	$3,987.25	MA-MARLBOROUGH	Active	3,987.25	$0.00
840-00	000664	1	Sun Server	CE	5/1/1999	$13,886.25	MA-MARLBOROUGH	Active	13,886.25	$0.00
840-00	001166	1	Printer HP LJMP	CE	5/1/1999	$1,251.60	MA-MARLBOROUGH	Active	1,251.60	$0.00
840-00	001095	1	Arm Chair w/wheels / Neos 577583-0	FF	5/1/1999	$135.45	MA-MARLBOROUGH	Active	135.45	$0.00
840-00	001096	1	Arm Chair w/wheels / Neos 577583-0	FF	5/1/1999	$135.45	MA-MARLBOROUGH	Active	135.45	$0.00
840-00	001097	1	Arm Chair w/wheels / Neos 577583-0	FF	5/1/1999	$135.45	MA-MARLBOROUGH	Active	135.45	$0.00
840-00	001098	1	Arm Chair w/wheels / Neos 577583-0	FF	5/1/1999	$135.45	MA-MARLBOROUGH	Active	135.45	$0.00
840-00	001099	1	Arm Chair w/wheels / Neos 577583-0	FF	5/1/1999	$135.45	MA-MARLBOROUGH	Active	135.45	$0.00
840-00	001100	1	Arm Chair w/wheels / Neos 577583-0	FF	5/1/1999	$135.45	MA-MARLBOROUGH	Active	135.45	$0.00
840-00	001102	1	Arm Chair w/wheels / Neos 577583-0	FF	5/1/1999	$135.45	MA-MARLBOROUGH	Active	135.45	$0.00
840-00	001103	1	Arm Chair w/wheels / Neos 577583-0	FF	5/1/1999	$135.45	MA-MARLBOROUGH	Active	135.45	$0.00
840-00	000667	1	IMAC (grape) / Amherst 414326	CE	6/1/1999	$1,175.00	MA-MARLBOROUGH	Active	1,175.00	$0.00
840-00	000649	1	Dell Dimension Monitor	CE	8/11/1999	$1,170.00	MA-MARLBOROUGH	Active	1,170.00	$0.00
810-00	000650	1	Monitor Mincron 17 Color S#YA0099061647	CE	8/11/1999	$170.00	MA-LAKEVILLE-AC	Active	170.00	$0.00
800-00	000422	1	Best Fixed Asset Acctg w/SBT link	PS	8/16/1999	$3,369.25	MA-MARLBOROUGH	Active	3,369.25	$0.00
840-00	000670	1	Canon NP6412F Copier	OE	9/24/1999	$1,412.25	MA-MARLBOROUGH	Active	1,412.25	$0.00
840-00	000671	1	Canon GP200S Digital Copier	OE	9/24/1999	$6,016.50	MA-MARLBOROUGH	Active	6,016.50	$0.00
840-00	000406	1	Chair- Solo lo Back, Mid. Blue w/arms	FF	9/28/1999	$135.45	MA-MARLBOROUGH	Active	135.45	$0.00
840-00	000407	1	Chair- Solo lo Back, Mid. Blue w/arms	FF	9/28/1999	$135.45	MA-MARLBOROUGH	Active	135.45	$0.00
840-00	000411	1	Chair- Solo lo Back, Mid. Blue w/arms	FF	9/28/1999	$135.45	MA-MARLBOROUGH	Active	135.45	$0.00
840-00	000412	1	Chair- Solo lo Back, Mid. Blue w/arms	FF	9/28/1999	$135.45	MA-MARLBOROUGH	Active	135.45	$0.00
840-00	000413	1	Chair- Solo lo Back, Mid. Blue w/arms	FF	9/28/1999	$135.45	MA-MARLBOROUGH	Active	135.45	$0.00
840-00	000414	1	Chair- Solo lo Back, Mid. Blue w/arms	FF	9/28/1999	$135.45	MA-MARLBOROUGH	Active	135.45	$0.00
840-00	000415	1	Chair- Solo lo Back, Mid. Blue w/arms	FF	9/28/1999	$135.45	MA-MARLBOROUGH	Active	135.45	$0.00

800-00	000672	1	Dell Desktop	CE	10/21/1999	$1,632.00	MA-MARLBOROUGH	Active	1,632.00	$0.00
810-00	000673	1	Dell 19	CE	10/21/1999	$310.00	MA-MARLBOROUGH	Active	310.00	$0.00
840-00	000677	1	Visual C++ Site License (1/2 Pageflex an	PS	12/1/1999	$11,687.00	MA-MARLBOROUGH	Active	11,687.00	$0.00
840-00	001176	1	Monitor/Dell LCD	CE	1/12/2000	$1,387.20	MA-MARLBOROUGH	Active	1,387.20	$0.00
840-00	001180	1	E3200-450 Y2K LOCKDOWN PC	CE	1/12/2000	$1,387.20	MA-MARLBOROUGH	Active	1,387.20	$0.00
840-00	001175	1	Monitor 19	CE	1/19/2000	$1,279.00	MA-MARLBOROUGH	Active	1,279.00	$0.00
840-00	001202	1	GP7-550 PC	CE	3/17/2000	$1,607.00	MA-MARLBOROUGH	Active	1,607.00	$0.00
220-00	000710	1	Perfect Image 2000 Amigo CDR Label Print	ME	6/16/2000	$12,516.05	MA-MARLBOROUGH	Active	12,516.05	$0.00
840-00	000709	1	Cisco VPN Concentrator	CE	7/13/2000	$1,558.95	MA-MARLBOROUGH	Active	1,558.95	$0.00
840-00	000708	1	Aten USP Rackmount KVM	CE	7/28/2000	$1,368.15	MA-MARLBOROUGH	Active	1,368.15	$0.00
840-00	000733	1	CISCO 1700 IP PLUS	CE	8/9/2000	$6,824.93	MA-MARLBOROUGH	Active	6,824.93	$0.00
840-00	000734	1	CISCO 1700 IP PLUS	CE	8/9/2000	$6,824.92	MA-MARLBOROUGH	Active	6,824.92	$0.00
840-00	000716	1	DLT LIBRARYCybernetics-AME 8mm Tape Chan	CE	9/1/2000	$8,284.94	MA-MARLBOROUGH	Active	8,284.94	$0.00
840-00	000720	1	HP 4050TN LASER PRINTER	CE	10/4/2000	$1,796.55	MA-MARLBOROUGH	Active	1,796.55	$0.00
840-00	500009	1	PIII 733, DUEL 18GB, 40X CD, DEUL 10/100	CE	10/25/2000	$2,026.50	MA-MARLBOROUGH	Active	2,026.50	$0.00
840-00	000729	1	GATEWAY VX 1120 22 MONITOR	CE	10/26/2000	$840.00	MA-MARLBOROUGH	Active	840.00	$0.00
840-00	000731	1	Sales Logix Sync Server	CE	10/30/2000	$4,803.75	MA-MARLBOROUGH	Active	4,803.75	$0.00
840-00	000736	1	NORTON ANTI VIRUS SITE LICENSE	PS	12/22/2000	$2,054.75	MA-MARLBOROUGH	Active	2,054.75	$0.00
840-00	500011	1	SSRMSYSA IPC Rackmount ATX System Config	CE	1/1/2001	$3,787.93	MA-MARLBOROUGH	Active	3,787.93	$0.00
840-00	500012	1	SSRMSYSA IPC Rackmount ATX System Config	CE	1/1/2001	$3,787.93	MA-MARLBOROUGH	Active	3,787.93	$0.00
840-00	500013	1	SSRMSYSA IPC Rackmount ATX System Config	CE	1/1/2001	$4,885.92	MA-MARLBOROUGH	Active	4,885.92	$0.00
840-00	000747	1	Web Cam Model EVI-D30	CE	1/12/2001	$1,903.65	MA-MARLBOROUGH	Active	1,903.65	$0.00
840-00	001248	1	DELL Piii Mini-tower Optiplex GX110	CE	1/26/2001	$2,111.30	MA-MARLBOROUGH	Active	2,111.30	$0.00
840-00	000739	1	SOFA AND OTTOMAN- EMPLOYEE LOUNGE	FF	1/26/2001	$896.80	MA-MARLBOROUGH	Active	896.80	$0.00
840-00	000749	1	Radware LinkProof	CE	4/16/2001	$12,602.90	MA-MARLBOROUGH	Active	12,602.90	$0.00
840-00	000750	1	Nokia Internet Communications	CE	4/16/2001	$6,687.84	MA-MARLBOROUGH	Active	6,687.84	$0.00
840-00	000752	1	Compaq DL320 Rack Server	CE	6/20/2001	$1,712.75	MA-MARLBOROUGH	Active	1,712.75	$0.00
840-00	000754	1	Sun Drive X5244A & Sun Netra ST D130 Sto	CE	8/8/2001	$2,907.65	MA-MARLBOROUGH	Active	2,907.65	$0.00
840-00	000755	1	Sun Drive X5244A & Sun Netra ST D130 Sto	CE	8/8/2001	$2,907.65	MA-MARLBOROUGH	Active	2,907.65	$0.00
840-00	500014	1	Alteon 180e Gigabit Load balancing Switc	CE	8/31/2001	$3,841.36	MA-MARLBOROUGH	Active	3,841.36	$0.00
840-00	000761	1	Aladdin eSafe Protect Gateway for Checkp	CE	9/27/2001	$6,615.00	MA-MARLBOROUGH	Active	6,615.00	$0.00
840-00	000760	1	Nokia IP330 Firewall U-cpvp-VIG-250-3DES	CE	9/28/2001	$8,748.66	MA-MARLBOROUGH	Active	8,748.66	$0.00
840-00	000763	1	DLT LIBRARY 64 Nit 66 MHZ Dual Channel T	CE	9/28/2001	$21,525.00	MA-MARLBOROUGH	Active	21,525.00	$0.00
840-00	000762	1	Canon IR5000 Copier C500Y MPL00795 SCANN	OE	9/28/2001	$12,600.00	MA-MARLBOROUGH	Active	12,600.00	$0.00
840-00	000764	1	COMPAQ ML370 Server Memory	CE	10/9/2001	$1,400.70	MA-MARLBOROUGH	Active	1,400.70	$0.00
840-00	000765	1	COMPAQ RACK 9122 22U OPAL	CE	10/10/2001	$1,539.85	MA-MARLBOROUGH	Active	1,539.85	$0.00
840-00	000766	1	UNIX Veritas Volume Manager- Mail Server	PS	10/22/2001	$3,008.25	MA-MARLBOROUGH	Active	3,008.25	$0.00
840-00	500017	1	Dell PowerEdge 1550	CE	1/17/2002	$1,732.50	MA-MARLBOROUGH	Active	1,732.50	$0.00
840-00	000792	1	Dell PowerEdge 1650 - Content Vectoring	CE	7/1/2002	$3,401.99	MA-MARLBOROUGH	Active	3,401.99	$0.00
840-00	500020	1	Dell PowerConnect 3024, Managed Switch 2	CE	7/1/2002	$746.55	MA-MARLBOROUGH	Active	746.55	$0.00
840-00	500021	1	Dell Power Edge 2650	CE	7/1/2002	$4,357.48	MA-MARLBOROUGH	Active	4,357.48	$0.00
840-00	500022	1	Dell PowerEdge 1650	CE	8/27/2002	$2,489.55	MA-MARLBOROUGH	Active	2,489.55	$0.00
840-00	000794	1	ARC-SERVE Universal CLient	PS	9/1/2002	$1,627.11	MA-MARLBOROUGH	Active	1,627.11	$0.00
840-00	000793	1	TL891 DLX Library Expansion Unit	CE	9/6/2002	$4,442.00	MA-MARLBOROUGH	Active	4,442.00	$0.00
840-00	500025	1	Dell Precision 340 MiniTower 2.53Ghz/533	CE	10/23/2002	$2,233.35	MA-MARLBOROUGH	Active	2,233.35	$0.00
840-00	500026	1	Altheon 180e	CE	10/23/2002	$2,119.52	MA-MARLBOROUGH	Active	2,119.52	$0.00
840-00	000796	1	DELL 350 SERVER- SALESLOGIC SYNCHRONIZAT	CE	3/17/2003	$1,918.35	MA-MARLBOROUGH	Active	1,918.35	$0.00
840-00	000795	1	DELL 1650 SERVER -SALES LOGIC DATABASE	CE	3/18/2003	$4,432.06	MA-MARLBOROUGH	Active	4,432.06	$0.00
840-00	500028	1	Sonic Wall Network Switch	CE	3/31/2003	$1,929.00	MA-MARLBOROUGH	Active	1,929.00	$0.00
220-00	000799	1	Apple MacIntosh G4	CE	7/7/2003	$1,903.70	MA-MARLBOROUGH	Active	1,903.70	$0.00
840-00	000798	1	Kerio Mail Server w/Mcafee AV25	PS	7/18/2003	$1,870.44	MA-MARLBOROUGH	Active	1,870.44	$0.00
840-00	500029	1	Raritan Z-SeriesKVM IP-PAC	CE	7/25/2003	$4,315.42	MA-MARLBOROUGH	Active	4,315.42	$0.00
840-00	500030	1	CPQ PROLIANT DL380R G3	CE	8/5/2003	$4,239.09	MA-MARLBOROUGH	Active	4,239.09	$0.00

840-00	500031	1	CPQ PROLIANT DL380R G3	CE	8/11/2003	$3,547.55	MA-MARLBOROUGH	Active	3,547.55	$0.00
840-00	000801	1	Cisco Catalyst 6513 Chassis w/Fan	CE	8/20/2003	$3,702.05	MA-MARLBOROUGH	Active	3,702.05	$0.00
840-00	000802	1	CISCO Catalyst 6000 2500w AC Power Suppl	CE	8/20/2003	$2,100.00	MA-MARLBOROUGH	Active	2,100.00	$0.00
840-00	000803	1	CISCO Catalyst 6000 2500w Ac Power Suppl	CE	8/20/2003	$2,100.00	MA-MARLBOROUGH	Active	2,100.00	$0.00
840-00	000804	1	CISCO Supervisor Engine, 2-GE, Plus MSFC	CE	8/20/2003	$15,397.00	MA-MARLBOROUGH	Active	15,397.00	$0.00
840-00	000805	1	CISCO Catalyst 6500 48 Port 10/100 Upgra	CE	8/20/2003	$5,134.40	MA-MARLBOROUGH	Active	5,134.40	$0.00
840-00	000806	1	CISCO Catalyst 6500 48 Port 10/100 Upgra	CE	8/20/2003	$5,134.40	MA-MARLBOROUGH	Active	5,134.40	$0.00
840-00	000807	1	CISCO Catalyst 6500 48 Port 10/100 Upgra	CE	8/20/2003	$5,134.40	MA-MARLBOROUGH	Active	5,134.40	$0.00
840-00	000808	1	CISCO Catalyst 6500 48 Port 10/100 Upgra	CE	8/20/2003	$5,134.40	MA-MARLBOROUGH	Active	5,134.40	$0.00
840-00	000809	1	CISCO Catalyst 6500 48 Port 10/100 Upgra	CE	8/20/2003	$5,134.40	MA-MARLBOROUGH	Active	5,134.40	$0.00
840-00	000810	1	CISCO PIX 515E- Chassis, Unrestricted SW	CE	8/20/2003	$4,893.00	MA-MARLBOROUGH	Active	4,893.00	$0.00
840-00	000811	1	CISCO PIX 515E- Chassis Failover SW, 2FE	CE	8/20/2003	$2,176.00	MA-MARLBOROUGH	Active	2,176.00	$0.00
840-00	000812	1	CISCO Catalyst 6513 Chassis	CE	8/20/2003	$11,575.00	MA-MARLBOROUGH	Active	11,575.00	$0.00
840-00	000815	1	CISCO 48-10/100 and 2 GBIC ports	CE	8/20/2003	$3,312.04	MA-MARLBOROUGH	Active	3,312.04	$0.00
840-00	000813	1	APC UPS Battery lead - 19	CE	8/25/2003	$621.74	MA-MARLBOROUGH	Active	621.74	$0.00
840-00	000814	1	APC Smart UPS RM 5000VA XL	CE	8/25/2003	$2,995.34	MA-MARLBOROUGH	Active	2,995.34	$0.00
840-00	000816	1	CISCO Catalyst 6500 48Port 10/100 Upgrad	CE	8/26/2003	$4,267.00	MA-MARLBOROUGH	Active	4,267.00	$0.00
840-00	000818	1	CISCO Catalyst 6500 48Port 10/100 Upgrad	CE	8/26/2003	$4,267.00	MA-MARLBOROUGH	Active	4,267.00	$0.00
840-00	000817	1	CISCO VPN 3005 Concentrator, HW Set SW,	CE	8/29/2003	$3,529.01	MA-MARLBOROUGH	Active	3,529.01	$0.00
840-00	000821	1	Internap Computer Cabinet	CE	9/1/2003	$1,750.00	MA-MARLBOROUGH	Active	1,750.00	$0.00
220-00	500034	1	APple- PowerMac G4 M9145LL/A	CE	9/3/2003	$1,363.95	MA-MARLBOROUGH	Active	1,363.95	$0.00
220-00	000800	1	DELL Inspiron 8500	CE	9/4/2003	$3,377.85	MA-MARLBOROUGH	Active	3,377.85	$0.00
840-00	500033	1	HP Procurve Switch 2650 48PT	CE	9/11/2003	$1,223.25	MA-MARLBOROUGH	Active	1,223.25	$0.00
220-00	001270	1	Dell OptiPlex GX270T, 2.26GHZ,P4, 533 FS	CE	9/24/2003	$696.15	MA-MARLBOROUGH	Active	696.15	$0.00
800-00	001272	1	Dell OptiPlex GX270T, 2.26GHZ,P4, 533 FS	CE	9/24/2003	$696.15	MA-MARLBOROUGH	Active	696.15	$0.00
800-00	001276	1	Dell OptiPlex GX270T, 2.26GHZ,P4, 533 FS	CE	9/24/2003	$696.15	MA-MARLBOROUGH	Active	696.15	$0.00
840-00	000826	1	Cisco 2610XM Router w/ NN 8 port analog	CE	10/1/2003	$3,316.56	MA-MARLBOROUGH	Active	3,316.56	$0.00
840-00	000827	1	CISCO Server Component Install	CE	10/1/2003	$7,700.00	MA-MARLBOROUGH	Active	7,700.00	$0.00
840-00	500036	1	Altheon 180e Switch w/rack Kit	CE	1/20/2004	$2,375.00	MA-MARLBOROUGH	Active	2,375.00	$0.00
810-00	000834	1	OptiPlex GX270T 3.2Ghz, P4, Grey Small m	CE	1/25/2004	$2,474.33	MA-MARLBOROUGH	Active	2,474.33	$0.00
800-00	000836	1	DELL LCD Monitor FP1901 19	CE	3/7/2004	$734.61	MA-MARLBOROUGH	Active	734.61	$0.00
800-00	000843	1	DELL ULTRASHARP 1901FP DISPLAY	CE	4/2/2004	$600.00	MA-MARLBOROUGH	Active	600.00	$0.00
840-00	500039	1	DELL Power Edge 750	CE	4/16/2004	$1,650.60	MA-MARLBOROUGH	Active	1,650.60	$0.00
840-00	500040	1	DELL Power Edge 750	CE	4/16/2004	$1,650.60	MA-MARLBOROUGH	Active	1,650.60	$0.00
840-00	500041	1	DELL Power Edge 750	CE	4/16/2004	$1,650.60	MA-MARLBOROUGH	Active	1,650.60	$0.00
840-00	500042	1	DELL Power Edge 750	CE	4/16/2004	$1,650.60	MA-MARLBOROUGH	Active	1,650.60	$0.00
840-00	500043	1	DELL Power Edge 750	CE	4/16/2004	$1,650.01	MA-MARLBOROUGH	Active	1,650.01	$0.00
840-00	000844	1	HP DL380- SERVER FOR SPAM -EMAIL	CE	6/17/2004	$5,155.81	MA-MARLBOROUGH	Active	5,155.81	$0.00
840-00	500048	1	Dell Power Edge 1750 image 3	CE	8/11/2004	$3,986.86	MA-MARLBOROUGH	Active	3,986.86	$0.00
840-00	000845	1	HP Proreliant DL380 G3 Rack	CE	8/12/2004	$9,818.56	MA-MARLBOROUGH	Active	9,818.56	$0.00
840-00	000846	1	HP Proreliant DL380 G3 Rack	CE	8/12/2004	$9,818.56	MA-MARLBOROUGH	Active	9,818.56	$0.00
840-00	500044	1	DELL Power Edge 750	CE	8/12/2004	$1,634.85	MA-MARLBOROUGH	Active	1,634.85	$0.00
840-00	500045	1	DELL Power Edge 750	CE	8/12/2004	$1,634.85	MA-MARLBOROUGH	Active	1,634.85	$0.00
840-00	500046	1	DELL Power Edge 750	CE	8/12/2004	$1,634.85	MA-MARLBOROUGH	Active	1,634.85	$0.00
840-00	500047	1	DELL Power Edge 750	CE	8/12/2004	$1,634.86	MA-MARLBOROUGH	Active	1,634.86	$0.00
220-00	001288	1	DELL INSPIRON	CE	11/1/2004	$2,386.45	MA-MARLBOROUGH	Active	2,386.45	$0.00
840-00	001291	1	DELL OPTIPLEX GX 280	CE	12/1/2004	$1,464.22	MA-MARLBOROUGH	Active	1,464.22	$0.00
800-00	000849	1	HP DL380-G4 FINANCE GREAT PLAINS SERVER	CE	1/1/2005	$10,778.08	MA-MARLBOROUGH	Active	10,778.08	$0.00
840-00	500049	1	DELL Power Edge SC1420	CE	1/1/2005	$1,505.70	MA-MARLBOROUGH	Active	1,505.70	$0.00
840-00	000850	1	GREAT PLAINS FINANCE PACKAGE	PS	1/1/2005	$50,806.90	MA-MARLBOROUGH	Active	50,806.90	$0.00
220-00	001294	1	DELL OPTIPLEX GX-280	CE	2/1/2005	$1,695.06	MA-MARLBOROUGH	Active	1,695.06	$0.00
840-00	001296	1	DELL INSPIRON 8600 NOTEBOOK	CE	2/1/2005	$3,189.66	MA-MARLBOROUGH	Active	3,189.66	$0.00
840-00	000853	1	DELL PE-1850 SERVER	CE	3/1/2005	$6,872.06	MA-MARLBOROUGH	Active	6,872.06	$0.00

840-00	000854	1	DELL POWERVAULT STORAGE ARRAY	CE	3/1/2005	$10,818.54	MA-MARLBOROUGH	Active	10,818.54	$0.00
220-00	000856	1	DELL OPTIPLEX GX280 P4	CE	4/19/2005	$1,638.79	MA-MARLBOROUGH	Active	1,638.79	$0.00
840-00	500054	1	RARITAN Z-SERIES CIMS UKUMSPD	CE	5/10/2005	$2,360.09	MA-MARLBOROUGH	Active	2,360.09	$0.00
840-00	500050	1	DELL XEON PE2850	CE	5/11/2005	$7,098.00	MA-MARLBOROUGH	Active	7,098.00	$0.00
840-00	500051	1	DELL XEON PE2850	CE	5/11/2005	$7,098.00	MA-MARLBOROUGH	Active	7,098.00	$0.00
840-00	500053	1	DELL XEON PE2850	CE	5/11/2005	$5,912.60	MA-MARLBOROUGH	Active	5,912.60	$0.00
840-00	500055	1	RARITAN Z-SERIES CIMS	CE	5/13/2005	$2,914.23	MA-MARLBOROUGH	Active	2,914.23	$0.00
840-00	000863	1	SalesLogix Advanced Sales Client (4)	PS	7/26/2005	$4,698.75	MA-MARLBOROUGH	Active	4,698.75	$0.00
840-00	500056	1	DELL XEON 800 Mhz 2.8GHz-LV/1MB	CE	11/20/2005	$1,156.05	MA-MARLBOROUGH	Active	1,156.05	$0.00
840-00	500057	1	DELL XEON 800 Mhz 2.8GHz-LV/1MB	CE	11/20/2005	$1,156.05	MA-MARLBOROUGH	Active	1,156.05	$0.00
840-00	500060	1	DELL XEON 800 Mhz 2.8GHz-LV/1MB	CE	11/20/2005	$1,156.05	MA-MARLBOROUGH	Active	1,156.05	$0.00
840-00	500061	1	DELL XEON 800 Mhz 2.8GHz-LV/1MB	CE	11/20/2005	$1,156.05	MA-MARLBOROUGH	Active	1,156.05	$0.00
840-00	500062	1	DELL XEON 800 Mhz 2.8GHz-LV/1MB	CE	11/20/2005	$1,156.05	MA-MARLBOROUGH	Active	1,156.05	$0.00
840-00	500063	1	DELL XEON 800 Mhz 2.8GHz-LV/1MB	CE	11/20/2005	$1,156.05	MA-MARLBOROUGH	Active	1,156.05	$0.00
840-00	500064	1	DELL XEON 800 Mhz 2.8GHz-LV/1MB	CE	11/20/2005	$1,156.06	MA-MARLBOROUGH	Active	1,156.06	$0.00
840-00	500065	1	DELL XEON 800 Mhz 2.8GHz-LV/1MB	CE	11/20/2005	$1,156.06	MA-MARLBOROUGH	Active	1,156.06	$0.00
840-00	500068	1	HP PROCURVE 2848 MANAGED GIG SWITCH & RA	CE	11/21/2005	$4,045.65	MA-MARLBOROUGH	Active	4,045.65	$0.00
840-00	500070	1	HP PROCURVE 2848 MANAGED GIG SWITCH & RA	CE	11/21/2005	$4,045.65	MA-MARLBOROUGH	Active	4,045.65	$0.00
840-00	500067	1	APPLE XSERVE G5 2.0GHZ CTO	CE	11/22/2005	$3,588.72	MA-MARLBOROUGH	Active	3,588.72	$0.00
840-00	500069	1	APC RACKMOUNT AUTO TRANS SWITCH 15A	CE	11/23/2005	$1,039.50	MA-MARLBOROUGH	Active	1,039.50	$0.00
840-00	000865	1	CISCO one port T# Network Module	CE	12/1/2005	$5,642.97	MA-MARLBOROUGH	Active	5,642.97	$0.00
840-00	000867	1	MS Office 12 Licenses PRO ENT 2003	PS	2/10/2006	$5,481.00	MA-MARLBOROUGH	Active	5,481.00	$0.00
840-00	000871	1	HP Laserjet Printer HP4250n/4350	CE	2/27/2006	$1,324.47	MA-MARLBOROUGH	Active	1,324.47	$0.00
800-00	001326	1	HP/Compaq Laptop NC8230	CE	5/4/2006	$3,316.81	MA-MARLBOROUGH	Active	3,316.81	$0.00
840-00	500074	1	DELL PowerEdge 850 521, 2.8Ghz/1MB Cache	CE	6/7/2006	$1,505.71	MA-MARLBOROUGH	Active	1,505.71	$0.00
840-00	500072	1	001445	CE	6/11/2006	$1,820.71	MA-MARLBOROUGH	Active	1,820.71	$0.00
840-00	500073	1	DELL Dual Core Pentium D, 950 Processor,	CE	6/29/2006	$1,795.51	MA-MARLBOROUGH	Active	1,795.51	$0.00
840-00	000879	1	DISKeeper 10 PRO 100-249 User License	PS	7/31/2006	$3,780.00	MA-MARLBOROUGH	Active	3,780.00	$0.00
840-00	000881	1	300GB Hard Drive, Ultra 320 SCSI BITSTER	CE	12/14/2006	$5,298.13	MA-MARLBOROUGH	Active	5,298.13	$0.00
840-00	000888	1	ADOBE CREATIVE UPGRADES -COMPANY WIDE	PS	2/7/2007	$1,116.01	MA-MARLBOROUGH	Active	1,116.01	$0.00
840-00	000905	1	CISCO Catalyst 6500 48-PORT	CE	2/12/2007	$5,150.35	MA-MARLBOROUGH	Active	5,150.35	$0.00
840-00	000906	1	HP 4250 TN LASERJET PRINTER	CE	2/16/2007	$1,553.90	MA-MARLBOROUGH	Active	1,553.90	$0.00
840-00	000910	1	BACKUP SYSTEm SOFTWARE	PS	3/30/2007	$28,937.50	MA-MARLBOROUGH	Active	28,937.50	$0.00
840-00	000922	1	DD430 APPLIANCE SERIES RESTORER (DATADOM	CE	4/6/2007	$37,920.00	MA-MARLBOROUGH	Active	37,920.00	$0.00
840-00	000920	1	DELL POWEREDGE 1950 COMMVAULT SERVER	CE	4/11/2007	$4,186.12	MA-MARLBOROUGH	Active	4,186.12	$0.00
840-00	000921	1	DELL POWEREDGE 1950 COMMVAULT SERVER	CE	4/11/2007	$4,386.12	MA-MARLBOROUGH	Active	4,386.12	$0.00
840-00	000916	1	Qualstar 4222 AIT5 2Drive LVD ( Backup S	CE	5/1/2007	$14,714.15	MA-MARLBOROUGH	Active	14,714.15	$0.00
840-00	000917	1	AIT-5 400GB Back-up Tape Cartridges(50)	CE	5/1/2007	$3,453.50	MA-MARLBOROUGH	Active	3,453.50	$0.00
840-00	000925	1	BACKUP SYSTEM - CONSULTING AND INSTALLTI	CE	5/1/2007	$3,495.40	MA-MARLBOROUGH	Active	3,495.40	$0.00
840-00	000913	1	SQL for SalesLogix	PS	5/10/2007	$1,242.93	MA-MARLBOROUGH	Active	1,242.93	$0.00
840-00	000912	1	Windows Server	PS	5/11/2007	$2,845.00	MA-MARLBOROUGH	Active	2,845.00	$0.00
840-00	000932	1	HP4250DN PRINTER (FINANCE BY DEBBE)	CE	6/4/2007	$1,532.85	MA-MARLBOROUGH	Active	1,532.85	$0.00
840-00	000933	1	HP4250DN PRINTER (SERVICES BY SAUL)	CE	6/4/2007	$1,532.84	MA-MARLBOROUGH	Active	1,532.84	$0.00
220-00	000944	1	ALIENWARE MJ-12 8550i Rack Mount PF Demo	CE	7/19/2007	$5,990.25	MA-MARLBOROUGH	Active	5,990.25	$0.00
220-00	000941	1	XEROX 6360DN	CE	7/31/2007	$1,672.42	MA-MARLBOROUGH	Active	1,672.42	$0.00
840-00	000946	1	HP Compaq R21-D30	CE	8/10/2007	$1,656.08	MA-MARLBOROUGH	Active	1,656.08	$0.00
840-00	000942	1	NEC PHONE SYSTEM with PHONES	OE	8/31/2007	$49,498.41	MA-MARLBOROUGH	Active	38,773.73	$10,724.68
840-00	001514	1	CUSTOM RECEPTION DESK	FF	9/1/2007	$12,963.75	MA-MARLBOROUGH	Active	9,938.86	$3,024.89
800-00	000937	1	Great Plains Fixed Asset Software	PS	9/1/2007	$7,244.25	MA-MARLBOROUGH	Active	7,244.25	$0.00
840-00	001508	1	RECEPTION CHAIR - BLUE	FF	9/7/2007	$2,263.80	MA-MARLBOROUGH	Active	1,735.58	$528.22
840-00	001507	1	RECEPTION CHAIR - BLUE	FF	9/7/2007	$2,263.80	MA-MARLBOROUGH	Active	1,735.58	$528.22
840-00	001509	1	ROUND END TABLE WITH SHELF	FF	9/7/2007	$699.30	MA-MARLBOROUGH	Active	536.16	$163.14
840-00	001512	1	3 SalesLogix Licenses	PS	10/1/2007	$2,027.25	MA-MARLBOROUGH	Active	2,027.25	$0.00

840-00	001522	1	Symantec Antivirus Corp Edition 10.2	PS	11/2/2007	$2,718.71	MA-MARLBOROUGH	Active	2,718.71	$0.00
840-00	001525	1	Quad Core Xeon E5450 Dell 1950 Server	CE	11/27/2007	$6,161.50	MA-MARLBOROUGH	Active	6,161.50	$0.00
840-00	001528	1	5 SalesLogix Client Licenses	PS	12/6/2007	$3,648.75	MA-MARLBOROUGH	Active	3,648.75	$0.00
800-00	001533	1	Rockton Security Software	PS	12/7/2007	$5,265.00	MA-MARLBOROUGH	Active	5,265.00	$0.00
810-00	001531	1	HP dc7800 Desktop computer	CE	12/19/2007	$2,093.58	MA-MARLBOROUGH	Active	2,093.58	$0.00
840-00	001534	1	THG Sales Logix Server & Licenses	PS	1/2/2008	$9,201.50	MA-MARLBOROUGH	Active	9,201.50	$0.00
800-00	001538	1	HP DC7800 Desktop	CE	1/7/2008	$2,069.43	MA-MARLBOROUGH	Active	2,069.43	$0.00
840-00	001535	1	Cummings M556 Shredder	ME	1/9/2008	$2,479.25	MA-MARLBOROUGH	Active	1,735.47	$743.78
840-00	50016	1	Dell PE 1950 Server	CE	4/3/2008	$3,486.60	VA-RICHMOND	Active	3,486.60	$0.00
800-00	001553	1	HP Compaq 8510P Notebook	CE	4/17/2008	$2,269.46	MA-MARLBOROUGH	Active	2,269.46	$0.00
840-00	001560	1	67 Chairs	FF	5/27/2008	$19,144.65	MA-MARLBOROUGH	Active	12,124.96	$7,019.69
840-00	500122	1	Dell Server for Myfonts Back-Up	CE	6/1/2008	$3,889.82	MA-MARLBOROUGH	Active	3,889.82	$0.00
800-00	001567	1	HP DC7800 Desktop	CE	7/10/2008	$1,250.22	MA-MARLBOROUGH	Active	1,250.22	$0.00
840-00	001569	1	P640 Messaging Gateway	CE	1/31/2009	$8,050.00	MA-MARLBOROUGH	Active	6,708.32	$1,341.68
840-00	001572	1	Dell Mail Server - Power Edge R300	CE	4/20/2009	$3,080.09	MA-MARLBOROUGH	Active	2,310.08	$770.01
220-00	001589	1	BUILT IN DESK	FF	9/1/2009	$2,899.75	MA-MARLBOROUGH	Active	1,063.25	$1,836.50
800-00	001637	1	EXECUTIVE DESK	FF	9/1/2009	$8,576.80	MA-MARLBOROUGH	Active	3,144.85	$5,431.95
800-00	001638	1	FILE CABINET UNIT	FF	9/1/2009	$2,539.76	MA-MARLBOROUGH	Active	931.25	$1,608.51
800-00	001639	1	CONFERENCE TABLE (ROUND)	FF	9/1/2009	$1,758.75	MA-MARLBOROUGH	Active	644.86	$1,113.89
800-00	001640	1	BUILT IN DESK	FF	9/1/2009	$2,899.75	MA-MARLBOROUGH	Active	1,063.25	$1,836.50
800-00	001641	1	BUILT IN DESK	FF	9/1/2009	$2,899.75	MA-MARLBOROUGH	Active	1,063.25	$1,836.50
800-00	001642	1	BUILT IN OFFICE	FF	9/1/2009	$2,899.75	MA-MARLBOROUGH	Active	1,063.25	$1,836.50
800-00	001643	1	BUILT IN DESK	FF	9/1/2009	$3,004.75	MA-MARLBOROUGH	Active	1,101.75	$1,903.00
800-00	001644	1	BUILT IN DESK	FF	9/1/2009	$2,899.75	MA-MARLBOROUGH	Active	1,063.25	$1,836.50
800-00	001645	1	BUILT IN DESK	FF	9/1/2009	$3,004.75	MA-MARLBOROUGH	Active	1,101.75	$1,903.00
810-00	001646	1	BOOKCASE UNIT	FF	9/1/2009	$1,779.75	MA-MARLBOROUGH	Active	652.56	$1,127.19
810-00	001647	1	STROAGE CABINET	FF	9/1/2009	$2,388.75	MA-MARLBOROUGH	Active	875.86	$1,512.89
810-00	001648	1	CONFERENCE TABLE (BOAT)	FF	9/1/2009	$2,257.50	MA-MARLBOROUGH	Active	827.78	$1,429.72
810-00	001649	1	CREDENZA	FF	9/1/2009	$2,152.50	MA-MARLBOROUGH	Active	789.28	$1,363.22
810-00	001650	1	EXECUTIVE DESK	FF	9/1/2009	$8,576.80	MA-MARLBOROUGH	Active	3,144.85	$5,431.95
840-00	001651	1	BUILT IN DESK	FF	9/1/2009	$2,899.75	MA-MARLBOROUGH	Active	1,063.25	$1,836.50
840-00	001652	1	BUILT IN DESK	FF	9/1/2009	$2,899.75	MA-MARLBOROUGH	Active	1,063.25	$1,836.50
840-00	001653	1	BUILT IN DESK	FF	9/1/2009	$2,899.75	MA-MARLBOROUGH	Active	1,063.25	$1,836.50
840-00	001654	1	BUILT IN DESK	FF	9/1/2009	$2,899.75	MA-MARLBOROUGH	Active	1,063.25	$1,836.50
840-00	001655	1	BUILT IN DESK	FF	9/1/2009	$2,899.75	MA-MARLBOROUGH	Active	1,063.25	$1,836.50
840-00	001656	1	BUILT IN DESK	FF	9/1/2009	$2,899.75	MA-MARLBOROUGH	Active	1,063.25	$1,836.50
840-00	001657	1	BUILT IN DESK	FF	9/1/2009	$2,899.75	MA-MARLBOROUGH	Active	1,063.25	$1,836.50
840-00	001658	1	BUILT IN DESK	FF	9/1/2009	$2,899.75	MA-MARLBOROUGH	Active	1,063.25	$1,836.50
840-00	001659	1	BUILT IN DESK	FF	9/1/2009	$2,899.75	MA-MARLBOROUGH	Active	1,063.25	$1,836.50
840-00	001660	1	BUILT IN DESK	FF	9/1/2009	$3,004.75	MA-MARLBOROUGH	Active	1,101.75	$1,903.00
840-00	001661	1	BUILT IN DESK	FF	9/1/2009	$3,004.75	MA-MARLBOROUGH	Active	1,101.75	$1,903.00
840-00	001663	1	BUILT-IN DESK-OFFICE 2013	FF	9/1/2009	$3,004.75	MA-MARLBOROUGH	Active	1,101.75	$1,903.00
840-00	001664	1	BUILT-IN DESK	FF	9/1/2009	$3,004.75	MA-MARLBOROUGH	Active	1,101.75	$1,903.00
840-00	001665	1	WORKSTATION	FF	9/1/2009	$3,281.35	MA-MARLBOROUGH	Active	1,203.17	$2,078.18
840-00	001666	1	WORKSTATION	FF	9/1/2009	$3,281.35	MA-MARLBOROUGH	Active	1,203.17	$2,078.18
840-00	001667	1	WORKSTATION	FF	9/1/2009	$3,281.35	MA-MARLBOROUGH	Active	1,203.17	$2,078.18
840-00	001668	1	WORKSTATION	FF	9/1/2009	$3,281.35	MA-MARLBOROUGH	Active	1,203.17	$2,078.18
840-00	001669	1	WORKSTATION	FF	9/1/2009	$3,281.35	MA-MARLBOROUGH	Active	1,203.17	$2,078.18
840-00	001670	1	WORKSTATION	FF	9/1/2009	$3,281.35	MA-MARLBOROUGH	Active	1,203.17	$2,078.18
840-00	001671	1	WORKSTATION	FF	9/1/2009	$3,281.35	MA-MARLBOROUGH	Active	1,203.17	$2,078.18
840-00	001672	1	WORKSTATION	FF	9/1/2009	$3,281.35	MA-MARLBOROUGH	Active	1,203.17	$2,078.18
840-00	001673	1	KITCHEN TABLE	FF	9/1/2009	$267.75	MA-MARLBOROUGH	Active	98.16	$169.59
840-00	001674	1	KITCHEN TABLE	FF	9/1/2009	$267.75	MA-MARLBOROUGH	Active	98.16	$169.59

840-00	001675	1	KITCHEN TABLE	FF	9/1/2009	$267.75	MA-MARLBOROUGH	Active	98.16	$169.59
840-00	001676	1	KITCHEN TABLE	FF	9/1/2009	$267.75	MA-MARLBOROUGH	Active	98.16	$169.59
840-00	001677	1	KITCHEN CHAIR	FF	9/1/2009	$65.10	MA-MARLBOROUGH	Active	23.90	$41.20
840-00	001678	1	KITCHEN CHAIR	FF	9/1/2009	$65.10	MA-MARLBOROUGH	Active	23.90	$41.20
840-00	001679	1	KITCHEN CHAIR	FF	9/1/2009	$65.10	MA-MARLBOROUGH	Active	23.90	$41.20
840-00	001680	1	KITCHEN CHAIR	FF	9/1/2009	$65.10	MA-MARLBOROUGH	Active	23.90	$41.20
840-00	001681	1	KITCHEN CHAIR	FF	9/1/2009	$65.10	MA-MARLBOROUGH	Active	23.90	$41.20
840-00	001682	1	KITCHEN CHAIR	FF	9/1/2009	$65.10	MA-MARLBOROUGH	Active	23.90	$41.20
840-00	001683	1	KITCHEN CHAIR	FF	9/1/2009	$65.10	MA-MARLBOROUGH	Active	23.90	$41.20
840-00	001684	1	KITCHEN CHAIR	FF	9/1/2009	$65.10	MA-MARLBOROUGH	Active	23.90	$41.20
840-00	001685	1	KITCHEN CHAIR	FF	9/1/2009	$65.10	MA-MARLBOROUGH	Active	23.90	$41.20
840-00	001686	1	KITCHEN CHAIR	FF	9/1/2009	$65.10	MA-MARLBOROUGH	Active	23.90	$41.20
840-00	001687	1	KITCHEN CHAIR	FF	9/1/2009	$65.10	MA-MARLBOROUGH	Active	23.90	$41.20
840-00	001688	1	KITCHEN CHAIR	FF	9/1/2009	$65.10	MA-MARLBOROUGH	Active	23.90	$41.20
840-00	001689	1	KITCHEN CHAIR	FF	9/1/2009	$65.10	MA-MARLBOROUGH	Active	23.90	$41.20
840-00	001690	1	KITCHEN CHAIR	FF	9/1/2009	$65.10	MA-MARLBOROUGH	Active	23.90	$41.20
840-00	001691	1	KITCHEN CHAIR	FF	9/1/2009	$65.10	MA-MARLBOROUGH	Active	23.90	$41.20
840-00	001692	1	KITCHEN CHAIR	FF	9/1/2009	$65.10	MA-MARLBOROUGH	Active	23.90	$41.20
840-00	001693	1	KITCHEN CHAIR	FF	9/1/2009	$65.10	MA-MARLBOROUGH	Active	23.90	$41.20
840-00	001694	1	KITCHEN CHAIR	FF	9/1/2009	$65.10	MA-MARLBOROUGH	Active	23.90	$41.20
840-00	001695	1	KITCHEN CHAIR	FF	9/1/2009	$65.10	MA-MARLBOROUGH	Active	23.90	$41.20
840-00	001696	1	KITCHEN CHAIR	FF	9/1/2009	$65.10	MA-MARLBOROUGH	Active	23.90	$41.20
840-00	001697	1	MEDIA CENTER	FF	9/1/2009	$2,822.50	MA-MARLBOROUGH	Active	1,034.91	$1,787.59
840-00	001698	1	CREDENZA	FF	9/1/2009	$3,218.25	MA-MARLBOROUGH	Active	1,180.04	$2,038.21
840-00	001699	1	CONFERENCE TABLE	FF	9/1/2009	$5,591.25	MA-MARLBOROUGH	Active	2,050.14	$3,541.11
840-00	001700	1	TECHNOLOGY PORTS	FF	9/1/2009	$1,627.50	MA-MARLBOROUGH	Active	596.78	$1,030.72
120-10	001578	1	BUILT IN DESK	FF	9/1/2009	$2,899.75	MA-MARLBOROUGH	Active	1,063.25	$1,836.50
120-10	001579	1	BUILT IN DESK	FF	9/1/2009	$3,004.75	MA-MARLBOROUGH	Active	1,101.75	$1,903.00
120-10	001580	1	BUILT IN DESK	FF	9/1/2009	$3,004.75	MA-MARLBOROUGH	Active	1,101.75	$1,903.00
400-10	001609	1	BUILT IN DESK	FF	9/1/2009	$3,004.75	MA-MARLBOROUGH	Active	1,101.75	$1,903.00
400-10	001610	1	BUILT IN DESK	FF	9/1/2009	$3,004.75	MA-MARLBOROUGH	Active	1,101.75	$1,903.00
500-10	001614	1	BUILT IN DESK	FF	9/1/2009	$2,899.75	MA-MARLBOROUGH	Active	1,063.25	$1,836.50
300-20	001590	1	BUILT IN DESK	FF	9/1/2009	$3,004.75	MA-MARLBOROUGH	Active	1,101.75	$1,903.00
300-20	001591	1	BUILT IN DESK	FF	9/1/2009	$3,004.75	MA-MARLBOROUGH	Active	1,101.75	$1,903.00
300-20	001592	1	BUILT IN DESK	FF	9/1/2009	$3,004.75	MA-MARLBOROUGH	Active	1,101.75	$1,903.00
300-20	001593	1	BUILT IN DESK	FF	9/1/2009	$3,004.75	MA-MARLBOROUGH	Active	1,101.75	$1,903.00
300-20	001594	1	WORKSTATION	FF	9/1/2009	$3,281.35	MA-MARLBOROUGH	Active	1,203.17	$2,078.18
500-20	001615	1	BOOKCASE UNIT	FF	9/1/2009	$1,905.75	MA-MARLBOROUGH	Active	698.76	$1,206.99
500-20	001616	1	CONFERENCE TABLE (ROUND)	FF	9/1/2009	$1,412.25	MA-MARLBOROUGH	Active	517.84	$894.41
500-20	001617	1	EXECUTIVE DESK	FF	9/1/2009	$7,915.32	MA-MARLBOROUGH	Active	2,902.27	$5,013.05
500-20	001618	1	BUILT IN DESK	FF	9/1/2009	$3,004.75	MA-MARLBOROUGH	Active	1,101.75	$1,903.00
840-00	001710	1	MARLBORO BUILT-OUT	LI	9/1/2009	$23,745.93	MA-MARLBOROUGH	Active	4,353.40	$19,392.53
840-00	001711	1	MARLBORO SECURITY SYSTEM	LI	9/1/2009	$2,900.00	MA-MARLBOROUGH	Active	531.69	$2,368.31
840-00	001712	1	MARLBORO - DOOR LOCKS	LI	9/1/2009	$1,978.83	MA-MARLBOROUGH	Active	362.78	$1,616.05
840-00	001713	1	MARLBORO- CABLING	LI	9/1/2009	$38,854.13	MA-MARLBOROUGH	Active	7,123.23	$31,730.90
840-00	001714	1	MARLBORO TELEPHONE WIRING	LI	9/1/2009	$13,346.54	MA-MARLBOROUGH	Active	2,446.85	$10,899.69
840-00	001702	1	SAMSUNG LCD TV 40”	OE	9/1/2009	$1,062.49	MA-MARLBOROUGH	Active	389.59	$672.90
840-00	001703	1	SAMSUNG LCD TV 40”	OE	9/1/2009	$1,062.49	MA-MARLBOROUGH	Active	389.59	$672.90
840-00	001704	1	SAMSUNG LCD TV 52”	OE	9/1/2009	$2,337.48	MA-MARLBOROUGH	Active	857.09	$1,480.39
840-00	001705	1	SAMSUNG LCD TV 55”	OE	9/1/2009	$2,337.49	MA-MARLBOROUGH	Active	857.09	$1,480.40
810-00	001706	1	HAIER 4.52 CU FT REFRIGERATOR	OE	9/1/2009	$185.93	MA-MARLBOROUGH	Active	68.19	$117.74
810-00	001707	1	HAIER 4.52 CU FT REFRIGERATOR	OE	9/1/2009	$185.93	MA-MARLBOROUGH	Active	68.19	$117.74
840-00	001708	1	SAMSUNG REFRIGERATOR	OE	9/1/2009	$918.11	MA-MARLBOROUGH	Active	336.63	$581.48

840-00	001709	1	SAMSUNG REFRIGERATOR	OE	9/1/2009	$918.11	MA-MARLBOROUGH	Active	336.63	$581.48
840-00	001725	1	Normandy Build Out Change Orders	LI	11/1/2009	$2,879.00	MA-MARLBOROUGH	Active	487.99	$2,391.01
840-00	001723	1	3COM Switch 4200G 24PT	CE	11/6/2009	$1,471.55	MA-MARLBOROUGH	Active	817.55	$654.00
220-00	001726	1	DVD Producer III 6100 - Everest 600	ME	11/30/2009	$18,221.87	MA-MARLBOROUGH	Active	6,073.97	$12,147.90
840-00	001825	1	Exterior Building ID Signage	LI	2/1/2010	$3,945.13	MA-MARLBOROUGH	Active	578.20	$3,366.93
840-00	001828	1	Chairs	FF	3/1/2010	$300.81	MA-MARLBOROUGH	Active	80.20	$220.61
840-00	001829	1	Chair	FF	3/1/2010	$300.81	MA-MARLBOROUGH	Active	80.20	$220.61
840-00	001830	1	Chair	FF	3/1/2010	$300.81	MA-MARLBOROUGH	Active	80.20	$220.61
800-00	001831	1	Chair	FF	3/1/2010	$300.82	MA-MARLBOROUGH	Active	80.20	$220.62
800-00	001832	1	Chair	FF	3/1/2010	$300.82	MA-MARLBOROUGH	Active	80.20	$220.62
800-00	001833	1	Chair	FF	3/1/2010	$300.82	MA-MARLBOROUGH	Active	80.20	$220.62
800-00	001834	1	Chair	FF	3/1/2010	$300.82	MA-MARLBOROUGH	Active	80.20	$220.62
840-00	001835	1	Chair	FF	3/1/2010	$300.82	MA-MARLBOROUGH	Active	80.20	$220.62
800-00	001836	1	Chair	FF	3/1/2010	$300.81	MA-MARLBOROUGH	Active	80.20	$220.61
840-00	001837	1	Chair	FF	3/1/2010	$300.81	MA-MARLBOROUGH	Active	80.20	$220.61
810-00	001838	1	Chair	FF	3/1/2010	$300.81	MA-MARLBOROUGH	Active	80.20	$220.61
810-00	001839	1	Chair	FF	3/1/2010	$300.81	MA-MARLBOROUGH	Active	80.20	$220.61
810-00	001841	1	Chair	FF	3/1/2010	$300.81	MA-MARLBOROUGH	Active	80.20	$220.61
810-00	001842	1	Chair	FF	3/1/2010	$300.81	MA-MARLBOROUGH	Active	80.20	$220.61
810-00	001843	1	Chair	FF	3/1/2010	$300.81	MA-MARLBOROUGH	Active	80.20	$220.61
840-00	001846	1	Chair	FF	3/1/2010	$300.81	MA-MARLBOROUGH	Active	80.20	$220.61
810-00	001840	1	Chair	FF	3/1/2010	$300.81	MA-MARLBOROUGH	Active	80.20	$220.61
500-20	001845	1	Chair	FF	3/1/2010	$300.81	MA-MARLBOROUGH	Active	80.20	$220.61
500-20	001847	1	Chair	FF	3/1/2010	$300.81	MA-MARLBOROUGH	Active	80.20	$220.61
840-00	001827	1	ComVault Upgrade	PS	3/1/2010	$4,126.26	MA-MARLBOROUGH	Active	1,833.90	$2,292.36
810-00	001881	1	Apple MacBook Pro-RAE-USA	CE	5/7/2010	$370.81	MA-MARLBOROUGH	Active	144.20	$226.61
800-00	001863	1	Interior Employee Nameplates	LI	5/25/2010	$2,971.44	MA-MARLBOROUGH	Active	693.31	$2,278.13
800-00	001868	1	Dell Latitude E6410	CE	6/9/2010	$1,779.08	MA-MARLBOROUGH	Active	642.45	$1,136.63
800-00	001869	1	Dell 22” LCD Monitor	CE	6/9/2010	$265.84	MA-MARLBOROUGH	Active	95.97	$169.87
840-00	001883	1	Kerio Connect with McAfee Anti-Virus,	PS	6/11/2010	$1,300.50	MA-MARLBOROUGH	Active	469.66	$830.84
800-00	001878	1	ASUS VW224U Black 22” LCD Monitor	CE	6/21/2010	$0.00	MA-MARLBOROUGH	Active	—	$0.00
800-00	001877	1	HP Laserjet P2035DN Printer	ME	6/22/2010	$0.00	MA-MARLBOROUGH	Active	—	$0.00
800-00	001884	1	Global SupraX Meduim Back Tilter, Sprink	FF	7/23/2010	$305.81	MA-MARLBOROUGH	Active	61.18	$244.63
840-00	001884	2	Global SupraX Meduim Back Tilter, Sprink	FF	7/23/2010	$305.81	MA-MARLBOROUGH	Active	61.18	$244.63
840-00	001884	3	Global SupraX Meduim Back Tilter, Sprink	FF	7/23/2010	$305.82	MA-MARLBOROUGH	Active	61.18	$244.64
840-00	001884	4	Global SupraX Meduim Back Tilter, Sprink	FF	7/23/2010	$305.81	MA-MARLBOROUGH	Active	61.18	$244.63
840-00	001884	5	Global SupraX Meduim Back Tilter, Sprink	FF	7/23/2010	$305.81	MA-MARLBOROUGH	Active	61.18	$244.63
840-00	001884	6	Global SupraX Meduim Back Tilter, Sprink	FF	7/23/2010	$305.82	MA-MARLBOROUGH	Active	61.18	$244.64
840-00	001901	1	Dell Latitude E6410	CE	9/16/2010	$2,291.62	MA-MARLBOROUGH	Active	636.58	$1,655.04
220-00	001893	1	Dell Optiplex 980 Minitower	CE	9/20/2010	$1,249.71	MA-MARLBOROUGH	Active	347.12	$902.59
220-00	001892	1	Dell OptiPlex 980 Minitower	CE	9/21/2010	$1,249.72	MA-MARLBOROUGH	Active	347.12	$902.60
800-00	001896	1	Dell Optiplex 980 Minitower	CE	9/21/2010	$1,249.71	MA-MARLBOROUGH	Active	347.12	$902.59
800-00	001897	1	Dell Optiplex 980 Minitower	CE	9/21/2010	$1,249.71	MA-MARLBOROUGH	Active	347.12	$902.59
800-00	001898	1	Dell Optiplex 980 Minitower	CE	9/21/2010	$1,249.71	MA-MARLBOROUGH	Active	347.12	$902.59
840-00	001899	1	Dell Optiplex 980 Minitower	CE	9/21/2010	$1,249.71	MA-MARLBOROUGH	Active	347.12	$902.59
800-00	001900	1	Dell Optiplex 980 Minitower	CE	9/21/2010	$1,249.72	MA-MARLBOROUGH	Active	347.12	$902.60
840-00	001895	1	Dell R710 2U Server	CE	9/24/2010	$8,672.96	MA-MARLBOROUGH	Active	2,409.18	$6,263.78
840-00	001902	1	Dell Memory Module for Dell Power Edge	CE	9/29/2010	$1,115.58	MA-MARLBOROUGH	Active	309.89	$805.69
840-00	001905	1	Dell OptiPlex 980	CE	10/11/2010	$1,228.62	MA-MARLBOROUGH	Active	307.17	$921.45
840-00	001911	1	MS Visual Studio Professional 2010	PS	10/20/2010	$2,051.93	MA-MARLBOROUGH	Active	512.99	$1,538.94
840-00	001903	1	10 Ton Liebert	ME	10/26/2010	$27,838.13	MA-MARLBOROUGH	Active	4,175.73	$23,662.40
840-00	001906	1	Dell Optiplex 980	CE	10/28/2010	$1,533.86	MA-MARLBOROUGH	Active	383.48	$1,150.38
800-00	001909	1	Dell Optiplex 980	CE	10/28/2010	$1,508.77	MA-MARLBOROUGH	Active	377.19	$1,131.58

840-00	001916	1	Dell R410 1U Server	CE	2/16/2011	$2,441.59	MA-MARLBOROUGH	Active	339.10	$2,102.49
840-00	001930	1	Server System	CE	4/29/2011	$39,362.50	MA-MARLBOROUGH	Active	3,280.20	$36,082.30
840-00	001931	1	Server Standard Disk Option	CE	4/29/2011	$6,693.75	MA-MARLBOROUGH	Active	557.82	$6,135.93
840-00	001932	1	Cisco Firewall	CE	5/2/2011	$2,817.81	MA-MARLBOROUGH	Active	156.54	$2,661.27
840-00	1934	1	Cisco Firewall	CE	5/2/2011	$2,817.80	MA-MARLBOROUGH	Active	156.54	$2,661.26
840-00	001933	1	Catalyst 6500 w/Jumbo Frame	CE	5/12/2011	$4,267.07	MA-MARLBOROUGH	Active	237.06	$4,030.01
840-00	001935	1	Dell PowerEdge R310 Server	CE	6/10/2011	$3,956.78	MA-MARLBOROUGH	Active	109.91	$3,846.87
400-40	001062	1	Office side chair	FF	6/1/1988	$308.70	MA-MARLBOROUGH	Active	308.70	$0.00
500-40	001363	1	Office Equipment	FF	12/30/1996	$1,012.00	NH-PLAISTOW	Active	1,012.00	$0.00
500-40	001364	1	Office Equipment	FF	7/31/1998	$1,306.00	NH-PLAISTOW	Active	1,306.00	$0.00
500-40	000408	1	Chair- Solo lo Back, Mid. Blue w/arms	FF	9/28/1999	$135.45	MA-MARLBOROUGH	Active	135.45	$0.00
400-40	001613	1	BUILT IN DESK	FF	9/1/2009	$3,004.75	MA-MARLBOROUGH	Active	1,101.75	$1,903.00
400-40	001715	1	Built in desk	FF	9/1/2009	$3,004.75	MA-MARLBOROUGH	Active	1,101.75	$1,903.00

Marlborough Software Development Holdings Inc.

Product		Name	Invoice #	Post Date	COST BASIS	Length of Amort in Months	Monthly Amortization	# of Months Amortized	# of Months Left	ACCUM AMORT	NETBOOK Left
PF	Goodwill	Alaras Acquisition			498,333					—	498,333
PF	Goodwill	Press-Sense iWay Acquisition			2,799,486					—	2,799,486
BOLT	Patents	Commissioner of Patent	06/27/02	06/02	1,310	60		60	—	1,310	—
BOLT	Patents	Commissioner of Patent	06/30/02	06/02	3,836	60		60	—	3,836	—
BOLT	Patents	Commissioner of Patent	06/30/02	06/02	3,818	60		60	—	3,818	—
BOLT	Patents	Commissioner of Patent	06/30/02	06/02	3,881	60		60	—	3,881	—
BOLT	Patents	Commissioner of Patent	06/30/02	06/02	3,818	60		60	—	3,818	—
BOLT	Patents	Porter & Assoc	06/12/02	06/02	37,380	60		60	—	37,380	—
BOLT	Patents	Ed Porter Thunderhawk	07/31/02	07/02	4,742	60		60	—	4,742	—
BOLT	Patents	Ed Porter Thunderhawk	12/23/02	11/02	12,780	60		60	—	12,780	—
BOLT	Patents	Ed Porter	2/15/02	2/02	6,920	60		60	—	6,920	—
BOLT	Patents	Ed Porter	3/31/02	3/02	1,500	60		60	—	1,500	—
BOLT	Patents	Commissioner of Patent	Thawk Cellphine	03/03	2,238	60		60	—	2,238	—
BOLT	Patents	Porter & Associates	ThunderHawk— Patent work	04/03	10,964	60		60	—	10,964	—
BOLT	Patents	Porter & Associates	ThunderHawk— Patent work	10/03	5,540	60		60	—	5,540	—
BOLT	Patents	Shinjyu Global IP Counselors	ThunderHawk-Japanese Patent Ap. Translation	12/03	10,500	60		60	—	10,500	—
BOLT	Patents	Porter & Associates	ThunderHawk— Patent work	12/03	4,360	60		60	—	4,360	—
BOLT	Patents	Bowles Horton	ThunderHawk-European Patent Applications	12/03	25,334	60		60	—	25,334	—
BOLT	Patents	Shinjyu Global IP Counselors	ThunderHawk-Japanese Patent Ap. Translation	12/03	7,721	60		60	—	7,721	—
BOLT	Patents	Commissioner of Patent	ThunderHawk— Patent work	01/04	9,631	60		60	—	9,631	—
BOLT	Patents	Shinjyu Global IP Counselors	ThunderHawk-Japanese Patent Ap. Translation	03/04	9,017	60		60	—	9,017	—
BOLT	Patents	Commissioner of Patent	ThunderHawk Patent Application	04/04	1,026	60		60	—	1,026	—
BOLT	Patents	Commissioner of Patent	ThunderHawk Patent Application	05/04	1,330	60		60	—	1,330	—
BOLT	Patents	Porter & Associates	ThunderHawk-Japanese Patent Ap. Translation	11/04	3,737	60		60	—	3,737	—
BOLT	Patents	Porter & Associates	ThunderHawk Patent Application	04/05	5,540	60		60	—	5,540	—
BOLT	Patents	Commissioner of Patent	ThunderHawk Patent Application	04/05	1,522	60		60	—	1,522	—
BOLT	Patents	Bowles Horton	Thunderhawk EU patent Application	08/05	8,054	60		60	—	8,054	—
BOLT	Patents	Porter & Associates	ThunderHawk Patent Application	09/05	6,747	60		60	—	6,747	—
BOLT	Patents	Porter & Associates	ThunderHawk Patent Application	09/06	18,253	60	304	60	—	18,253	—
BOLT	Patents	Porter & Associates	ThunderHawk Patent Application	01/07	8,800	60	147	58	2	8,507	293
BOLT	Patents	Bowles Horton	Thunderhawk BIT01-1A-PCT	03/07	1,287	60	21	56	4	1,201	86
BOLT	Patents	Bowles Horton	Thunderhawk BIT01-1B-PCT	03/07	1,287	60	21	56	4	1,201	86
BOLT	Patents	Bowles Horton	Thunderhawk BIT01-1F-PCT	03/07	1,287	60	21	56	4	1,201	86
BOLT	Patents	Bowles Horton	Thunderhawk BIT01-1K-PCT	03/07	1,287	60	21	56	4	1,201	86
BOLT	Patents	Director of Patent & Trademerk Office	Thunderhawk BIT01-1K-US	08/07	1,700	60	28	50	10	1,417	284
BOLT	Patents	Global IP Counselors, LLP	Thunderhawk Japan Patent BIT02-1PCT	02/08	2,282	60	38	45	15	1,712	570
BOLT	Patents	Global IP Counselors, LLP	Thunderhawk Japan Patent BIT02-2PCT	02/08	1,450	60	24	45	15	1,088	363
BOLT	Patents	Global IP Counselors, LLP	Thunderhawk Japan Patent BIT02-2PCT	02/08	2,112	60	35	45	15	1,584	528
BOLT	Patents	Global IP Counselors, LLP	Thunderhawk Japan Patent BIT02-1PCT	02/08	2,357	60	39	45	15	1,768	589
BOLT	Patents	Global IP Counselors, LLP	Thunderhawk Japan Patent BIT02-2PCT	02/08	290	60	5	45	15	217	73
BOLT	Patents	Bowles Horton	Thunderhawk BIT01-1A-EPO	09/08	2,029	60	34	38	22	1,285	744
BOLT	Patents	Bowles Horton	Thunderhawk BIT01-1B-EPO	09/08	2,065	60	34	38	22	1,308	757
BOLT	Patents	Bowles Horton	Thunderhawk BIT01-1F-EPO	09/08	2,065	60	34	38	22	1,308	757
BOLT	Patents	Bowles Horton	Thunderhawk BIT01-1K-EPO	09/08	2,065	60	34	38	22	1,308	757
BOLT	Patents	Bowles Horton	Thunderhawk BIT01-1A-EPO	09/08	1,382	60	23	38	22	876	507
BOLT	Patents	Bowles Horton	Thunderhawk BIT01-1B-EPO	09/08	1,642	60	27	38	22	1,040	602
BOLT	Patents	Bowles Horton	Thunderhawk BIT01-1F-EPO	09/08	1,599	60	27	38	22	1,013	586
BOLT	Patents	Bowles Horton	Thunderhawk BIT01-1K-EPO	09/08	1,512	60	25	38	22	958	555
BOLT	Patents	Bowles Horton		10/08	4,392	60	73	37	23	2,708	1,684
BOLT	Patents	Bowles Horton	Thunderhawk	11/08	1,293	60	22	36	24	776	517
BOLT	Patents	Bowles Horton	Thunderhawk patent	05/09	8,025	60	134	30	30	4,012	4,012
BOLT	Patents	Porter & Associates	1/16-10/27/09 fees	10/31/09	4,980	60	83	23	37	1,909	3,071
BOLT	Patents	Bowles Horton	Thunderhawk patent	11/17/09	5,166	60	86	23	37	1,980	3,186
BOLT	Patents	Bowles Horton	Thunderhawk patent	11/17/09	2,100	60	35	23	37	805	1,295
BOLT	Patents	Bowles Horton	Thunderhawk patent	11/17/09	1,933	60	32	23	37	741	1,192
BOLT	Patents	Bowles Horton	Thunderhawk patent	11/17/09	2,136	60	36	23	37	819	1,317
BOLT	Patents	Bowles Horton	Thunderhawk patent-BIT01-1B-EPO	03/31/10	2,372	60	40	20	40	791	1,581
BOLT	Patents	Bowles Horton	Thunderhawk patent-BIT01-1F-EPO	03/31/10	2,372	60	40	20	40	791	1,581
BOLT	Patents	Bowles Horton	Thunderhawk patent-BIT01-1K-EPO	03/31/10	2,372	60	40	20	40	791	1,581
BOLT	Patents	Director of Patent & Trademerk Office	Thunderhawk patent-BIT01-1B-US	04/30/10	1,810	60	30	19	41	573	1,237
BOLT	Patents	Seyfarth Shaw	Legal Fees-BOLT	10/27/10	12,322	60	205	13	47	2,670	9,652
BOLT	Patents	Bowles Horton	BOLT patent-BIT02-1EPO	10/04/10	2,064	48	43	13	35	559	1,505
BOLT	Patents	Seyfarth Shaw	Legal Fees, Cloud Computing	10/31/10	5,278	60	88	12	48	1,056	4,222
BOLT	Patents	Bowles Horton	BOLT Patent—BIT01-IB-EPO	04/30/11	2,714	48	57	7	41	396	2,318
BOLT	Patents	Bowles Horton	BOLT Patent—BIT01-IB-EPO	04/30/11	2,714	48	57	7	41	396	2,318
BOLT	Patents	Bowles Horton	BOLT Patent—BIT01-IB-EPO	04/30/11	2,714	48	57	7	41	396	2,318
BOLT	Patents	Bowles Horton	BOLT Patent—BIT01-IB-EPO	04/30/11	469	48	10	7	41	68	400
PF	Patents	Porter & Associates	10/5/99 8/3-10/5	10/99	11,225	60		60	—	11,225	—
PF	Patents	Porter & Associates	12/10/99	12/99	33,706	60		60	—	33,706	—
PF	Patents	Commissioner of Patents	REQ 8250	1/00	2,042	60		60	—	2,042	—
PF	Patents	Commissioner of Patents	REQ 8251	1/00	40	60		60	—	40	—
PF	Patents	Porter & Associates	NUDOC	2/4/2004	2,137	60		60	—	2,137	—
PF	Patents	Porter & Associates	NUDOC	11/08	1,110	48	23	36	12	833	277
PF	Patents	iWay Acquisition	Press-Sense	6/10	1,410,000	90	15,667	17	73	266,333	1,143,667
PF	Trademarks	Wolf, Greenfield	109240	12/02/97	475	60		60	—	475	—
PF	Trademarks	Wolf, Greenfield	110609	12/31/97	66	60		60	—	66	—
PF	Trademarks	Wolf, Greenfield	111569	01/31/98	1,687	60		60	—	1,687	—
PF	Trademarks	Commissioner of Patent and Trademarks		4/29/98	1,320	60		60	—	1,320	—
PF	Trademarks	Wolf, Greenfield	11416	05/12/97	71	60		60	—	71	—
PF	Trademarks	Swig00	217192	6/10/98	285	60		60	—	285	—
PF	Trademarks	Thompson & Thompson	412435	7/17/98	460	60		60	—	460	—
PF	Trademarks	Wolf, Greenfield	107799/117492	8/98	179	60		60	—	179	—
PF	Trademarks	Wolf, Greenfield	118375	9/98	544	60		60	—	544	—
PF	Trademarks	Commissioner of Patents	10346	10/8/98	100	60		60	—	100	—
PF	Trademarks	Thomson & Thomson	464303-1	10/13/98	370	60		60	—	370	—
PF	Trademarks	Thomson & Thomson	468833-1	10/23/98	370	60		60	—	370	—
PF	Trademarks	William Swiggart	inv. 217195	11/12/98	405	60		60	—	405	—
PF	Trademarks	Thompson & Thompson	inv. 486276-1	12/31/98	530	60		60	—	530	—
PF	Trademarks	Wolf, Greenfield	inv. 121430	12/31/98	844	60		60	—	844	—
PF	Trademarks	Wolf, Greenfield	122809	2/99	79	60		60	—	79	—
PF	Trademarks	Warner & Stackpole	99020272	2/99	1,200	60		60	—	1,200	—
PF	Trademarks	Wolf, Greenfield	122809	3/8/99	159	60		60	—	159	—
PF	Trademarks	Thompson & Thompson	502536	3/15/99	760	60		60	—	760	—
PF	Trademarks	Thompson & Thompson	505652	3/15/99	380	60		60	—	380	—
PF	Trademarks	Wolf, Greenfield	123780	4/5/99	76	60		60	—	76	—
PF	Trademarks	Swiggart, William	418	4/6/99	137	60		60	—	137	—
PF	Trademarks	Thompson & Thompson	526257-1	4/26/99	380	60		60	—	380	—
PF	Trademarks	Thompson & Thompson	526257-2	4/26/99	380	60		60	—	380	—
PF	Trademarks	Thompson & Thompson	532987-0-1	4/26/99	480	60		60	—	480	—
PF	Trademarks	Thompson & Thompson	517241-1	5/27/99	380	60		60	—	380	—
PF	Trademarks	Thompson & Thompson	542552-1	5/28/99	380	60		60	—	380	—
PF	Trademarks	Thompson & Thompson	inv 546566	6/17/99	380	60		60	—	380	—
PF	Trademarks	Thompson & Thompson	553712	7/2/99	380	60		60	—	380	—
PF	Trademarks	Commissioner of Patents	Inv. BITT99-3	10/99	1,250	60		60	—	1,250	—
PF	Trademarks	Wof, Greenfield	Inv. 130846	10/99	81	60		60	—	81	—
PF	Trademarks	Kirk01	9/99	11/99	1,163	60		60	—	1,163	—
PF	Trademarks	Wof, Greenfield	135913	2/00	293	60		60	—	293	—
PF	Trademarks	Wof, Greenfield	136661	5/00	333	60		60	—	333	—
PF	Trademarks	Wof, Greenfield	140060	7/00	451	60		60	—	451	—
PF	Trademarks	Thompson & Thompson	Inv. 672824-0-1	9/00	500	60		60	—	500	—
PF	Trademarks	Thompson & Thompson	Inv.714463-1	9/00	1,130	60		60	—	1,130	—
PF	Trademarks	Grever & Partners	Inv.REQ 7646	9/00	2,100	60		60	—	2,100	—
PF	Trademarks	Wolf, greenfield	Inv.90670	10/00	373	60		60	—	373	—
PF	Trademarks	Kirk01	913491	10/00	65	60		60	—	65	—
PF	Trademarks	Wolf, Greenfield	10081	10/00	1,198	60		60	—	1,198	—
PF	Trademarks	Kirk01	906171	10/00	4,450	60		60	—	4,450	—
PF	Trademarks	Kirk01	924153	11/00	1,877	60		60	—	1,877	—
PF	Trademarks	Wolf, Greenfield	110625	12/00	2,744	60		60	—	2,744	—
PF	Trademarks	Wolf, Greenfield	1010221	2/01	1,865	60		60	—	1,865	—
PF	Trademarks	Kirk01	948004	2/01	3,960	60		60	—	3,960	—
PF	Trademarks	Wolf, Greenfield	1020834	3/01	1,099	60		60	—	1,099	—
PF	Trademarks	Accts for the European patent office	3/1/01 Filing	3/01	1,627	60		60	—	1,627	—
PF	Trademarks	Wolf, Greenfield	1030466	4/01	2,289	60		60	—	2,289	—
PF	Trademarks	Thompson & Thompson	806342-0-1	4/01	520	60		60	—	520	—
PF	Trademarks	Kirk01	965693	5/01	1,675	60		60	—	1,675	—
PF	Trademarks	Wolf, Greenfield	1040631	5/01	1,541	60		60	—	1,541	—
PF	Trademarks	Accts for the European patent office	Bit99-3pct	6/01	1,496	60		60	—	1,496	—
PF	Trademarks	Wolf, Greenfield		6/01	346	60		60	—	346	—
PF	Trademarks	Kirk01		7/01	3,219	60		60	—	3,219	—
PF	Trademarks	Wolf, Greenfield		8/01	411	60		60	—	411	—
PF	Trademarks	Kirk01		8/01	2,175	60		60	—	2,175	—
PF	Trademarks	Kirk01		9/01	1,309	60		60	—	1,309	—
PF	Trademarks	Wolf,greenfield	1090668	11/01	3,060	60		60	—	3,060	—
PF	Trademarks	ThunderHawk K&L		7/02	1,946	60		60	—	1,946	—
PF	Trademarks	K&L—.EDIT	6/02	7/02	1,649	60		60	—	1,649	—
PF	Trademarks	Seyfarth Shaw	PAGEFLEX	01/07	3,589	60	60	58	2	3,469	120
PF	Trademarks	Seyfarth Shaw	PAGEFLEX	06/07	3,940	60	66	52	8	3,414	525
PF	Trademarks	Seyfarth Shaw	PAGEFLEX	10/9	1,258	60	21	23	37	482	775
PF	Trademarks	Seyfarth Shaw	PAGEFLEX	4/10	4,678	60	78	19	41	1,481	3,197
PF	Trademarks	Seyfarth Shaw	PAGEFLEX	8/10	2,279	60	38	15	45	570	1,709
BOLT	Trademarks	Wolf Greenfield	BOLT	3/11	3,781	60	63	10	50	630	3,151
PF	Trademarks	ISRAEL-PRESS-SENSE	PF	6/10	2,200,000	138	15,942	17	121	271,015	1,928,985

					7,356,276		34,068			922,753	6,433,523